SCHEDULE 14A
                                (SECTION 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)

Filed by the Registrant  /X/
Filed by a Party other than the Registrant  / /
Check the appropriate box:
 / / Preliminary Proxy Statement
 / / Confidential, for Use of the Commission Only (as permitted by Section
     14(a)-6(e)(2))
 /X/ Definitive Proxy Statement
 / / Definitive Additional Materials
 / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                      HOLIDAY RV SUPERSTORES, INCORPORATED
              ----------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

              ----------------------------------------------------
                   (Name of Persons(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

 /X/  No fee required.
 / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

 (1) Title of each class of securities to which transaction applies:___________

 (2) Aggregate number of securities to which transaction applies:
     ________________________________

 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:_________________________________________________

 (4)  Proposed maximum aggregate value of transaction: _________________________

 (5)  Total fee paid: _____________________________

 / /  Fee paid previously with preliminary materials: __________________________

 / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

 (1)  Amount Previously Paid: _______________________

 (2)  Form, Schedule or Registration Statement No.: ____________________________

 (3)  Filing Party: _________________________________

 (4)  Date Filed: __________________________________

                             [HOLIDAY RV LETTERHEAD]

                                                              November 26, 1999

Dear Fellow Shareholders:

     As you know, in June this year Atlas Recreational Holdings, Inc. acquired approximately 58% of Holiday RV Superstores, Incorporated's outstanding stock from its founders, Newton and Joanne Kindlund. It was our intent to build shareholder value of Holiday through acquisitions with an emphasis on earnings. On November 12, we closed our first acquisition, County Line RV, providing Holiday with an additional $70 million in revenue and a significant share of the Florida market.

     To position Holiday for continued growth, we have proposed some changes for shareholder consideration and approval. These are designed to facilitate our growth by reincorporating in a jurisdiction and modifying our capitalization to provide Holiday with the best opportunity to utilize the strength of the capital markets in the execution of our planned acquisition strategy.

     To effect these changes, the board has called a special shareholders meeting. The meeting will be held at 10:00 a.m. on Friday, January 7, 2000 in our offices at 7851 Greenbriar Parkway, Orlando, Florida, 32819, and we invite all shareholders to attend.

     The purposes of the meeting include to: (1) approve the reincorporation of Holiday from Florida to Delaware, (2) increase the authorized capitalization (including, for the first time, preferred stock), and (3) consider the other matters addressed in the enclosed proxy statement. The enclosed proxy statement describes in detail each of the agenda items for the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, I URGE YOU TO PROMPTLY SEND IN YOUR PROXY CARD, WITH A VOTE IN FAVOR OF EACH OF THE PROPOSALS.

     We at Holiday are very excited about the prospects for the future and encourage every shareholder to participate in our dynamic plans.

         Once again, I urge you to promptly send in your proxy card; and I look forward to seeing you at the shareholder meeting, if you can attend. Thank you in advance for your support.

                                   Very truly yours,

                                   /s/ MICHAEL S. RILEY
                                   --------------------
                                   Michael S. Riley
                                   Chairman

                      HOLIDAY RV SUPERSTORES, INCORPORATED

                             7851 Greenbriar Parkway
                             Orlando, Florida 32819

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON FRIDAY, JANUARY 7, 2000

TO THE SHAREHOLDERS OF HOLIDAY RV:

     This notice is to notify you of a special meeting of shareholders of Holiday RV Superstores, Incorporated, a Florida corporation.

         When:             Friday, January 7, 2000 at 10:00 a.m., Eastern time.

         Where:            7851 Greenbriar Parkway, Orlando, Florida 32819

         Why:              To consider and vote on the following proposals:

                    (1) To approve a change in Holiday's state of incorporation from Florida to Delaware by means of a merger of Holiday with and into a wholly-owned subsidiary;

                    (2) To increase the authorized number of shares of capital stock in Holiday's Certificate of Incorporation (in the form attached to the proxy statement as Appendix B) to be filed in Delaware in connection with the reincorporation from the present 10,000,000 to 25,000,000;

                    (3) To authorize in Holiday's Delaware Certificate of Incorporation the issuance of up to 2,000,000 shares of preferred stock;

                    (4) To adopt bylaws (in the form attached to the proxy statement to as Appendix C) in connection with the reincorporation;

                    (5) To provide in Holiday's Delaware Certificate of Incorporation and bylaws for a classified board of directors and advance notice of shareholder proposals and nominations for the election of directors;

                    (6) To approve the Holiday RV Superstores, Inc. 1999 Stock Compensation Program;

                    (7) To approve grants of stock options to Holiday's directors who served as directors in and prior to May 1999; and

                    (8) To transact such other business as may properly come before the special meeting of shareholders and any adjournments thereof.

     ONLY SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON THE RECORD DATE SET BY THE BOARD OF DIRECTORS FOR THE MEETING, NOVEMBER 23, 1999, ARE ENTITLED TO NOTICE OF AND TO VOTE AT THE MEETING. IF

ANY OF THE REINCORPORATION PROPOSALS--ITEMS 1 THROUGH 7--ARE NOT APPROVED, THEN NONE OF THOSE PROPOSALS WILL BE ENACTED.

     PLEASE FILL IN, SIGN, DATE, AND RETURN THE ENCLOSED PROXY TO HOLIDAY'S TRANSFER AGENT, ATTN: PROXY SERVICES, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                    By Order of the Board of Directors

                                    HOLIDAY RV SUPERSTORES, INCORPORATED

                                    By:  /s/ RONALD G. HUNEYCUTT
                                       ----------------------------------
                                             Secretary

Dated: November 26, 1999

                      HOLIDAY RV SUPERSTORES, INCORPORATED

                             7851 Greenbriar Parkway
                             Orlando, Florida 32819

                                ----------------

                         SPECIAL MEETING OF SHAREHOLDERS
                                 January 7, 2000

                              --------------------

                                 PROXY STATEMENT

                              --------------------

     This proxy statement is being mailed to the shareholders of Holiday on or about November 26, 1999 in connection with the solicitation by the board of directors of proxies for use at a special meeting of shareholders of Holiday. The meeting will be held at their office, 7851 Greenbriar Parkway, Orlando, Florida 32819, on Friday, January 7, 2000 at 10:00 a.m., local time.

     The Meeting has been called for the following purposes:

          (1) To approve a change in Holiday's state of incorporation from Florida to Delaware by means of a merger of Holiday with and into a wholly-owned subsidiary;

          (2) To increase the authorized number of shares of capital stock in Holiday's Certificate of Incorporation (in the form attached as Appendix B) to be filed in Delaware in connection with the reincorporation from the present 10,000,000 to 25,000,000;

          (3) To authorize in Holiday's Delaware Certificate of Incorporation the issuance of up to 2,000,000 shares of preferred stock;

          (4) To adopt bylaws (in the form attached as Appendix C) in connection with the reincorporation;

          (5) To provide in Holiday's Delaware Certificate of Incorporation and bylaws for a classified board of directors and advance notice of shareholder proposals and nominations for the election of directors;

          (6) To approve the Holiday RV Superstores, Inc. 1999 Stock Compensation Program;

          (7) To approve grants of stock options to Holiday's directors who served as directors in and prior to May 1999; and

          (8) To transact such other business as may properly come before the special meeting of shareholders and any adjournments thereof.

     ALL OF THE REINCORPORATION PROPOSALS SET FORTH IN ITEMS ONE THROUGH SEVEN ABOVE ARE BEING CONSIDERED AS ONE INTEGRATED PROPOSAL, AND IF ANY OF THESE INDIVIDUAL PROPOSALS IS NOT APPROVED, THEN NONE OF THOSE PROPOSALS WILL BE ENACTED.

     Shareholders of record are being asked to vote "FOR" or "AGAINST" the proposals set forth above.

                               PROXIES AND VOTING

     The voting securities of Holiday outstanding on November 17, 1999 consisted of 7,206,500 shares of common stock. Shareholders of record at the close of business on November 23, 1999 are entitled to notice of and to vote at the meeting. All shares of common stock have equal voting rights and each share is entitled to one vote. There was no other class of voting securities of Holiday outstanding on that date. A majority of the outstanding shares of common stock is required to be present in person or by proxy to constitute a quorum.

REQUIRED VOTE

     Atlas Recreational Holdings, Inc., the current owner of approximately 58% of the outstanding common stock, supports each of the proposals to be made at the meeting and could determine the outcome of the vote by virtue of its 58% stock ownership. However, because of Atlas' recent acquisition of this stock, Atlas and Holiday's board have agreed that, although Atlas intends to vote in favor of each of the proposals, none of the proposals will be deemed approved or enacted unless the vote in favor of that proposal passes each of two tests:

         (1) the proposal is approved by the affirmative vote of the holders of a majority of the issued and outstanding shares of Holiday's common stock--counting shares held by Atlas; and

         (2) the proposal is approved by the affirmative vote of the holders of a majority of the issued and outstanding shares of Holiday's common stock--excluding shares held by Atlas.

Holiday believes that this voting requirement is fair and reasonable because in this way all Holiday shareholders will have meaningful input into the future of Holiday and its planned growth. This voting requirement will also avoid any uncertainty or controversy about voting rights under Florida's control share statute, which may be interpreted to deny voting rights to shares held by Atlas.

PROXIES

     Any proxy delivered in this solicitation may be revoked by the person executing the proxy by notice in writing received at the office of Holiday at any time prior to its use. If a proxy is not revoked, the shares of common stock represented by it will be voted at the meeting. Each proxy will be voted in accordance with the instructions specified on the proxy. If no specification is indicated on the proxy, the shares of common stock represented by it will be voted:

          o to approve a change in Holiday's state of incorporation from Florida to Delaware;
          o to provide in Holiday's Delaware Certificate of Incorporation for the number of authorized shares of capital stock to be increased from 10,000,000 to 25,000,000;
          o to provide in Holiday's Delaware Certificate of Incorporation for the authorization of the issuance of up to 2,000,000 shares of preferred stock;
          o    to adopt new bylaws in connection with the reincorporation;
          o to provide in Holiday's Delaware Certificate of Incorporation and bylaws for a classified board of directors and advance notice of shareholder proposals and nominations for the election of directors;
          o    to approve  for  Holiday  Delaware a new 1999 Stock  Compensation
               Program;
          o to approve the May 1999 grants of stock options to Holiday's directors serving at that time; and

          o for any other matter that may properly be brought before the meeting in accordance with the judgment of the person or persons voting the proxy.

QUORUM; ADJOURNMENT

     The required quorum for the transaction of business at the meeting is a majority of the votes eligible to be cast by holders of shares of common stock issued and outstanding on the record date. Shares that are voted "FOR" or "AGAINST" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the meeting with respect to such matter. In the absence of a quorum, the shareholders present in person or by proxy, by majority vote and without further notice, may adjourn the meeting from time to time until a quorum is attained. At any reconvened meeting following such adjournment at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

VOTING; INSPECTOR OF ELECTIONS

     Prior to the meeting, Holiday will select one or more inspectors of election for the meeting. The inspector(s) will determine the number of shares of common stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof. Abstentions will be considered as shares present and entitled to vote at the meeting, but will not be counted as votes cast for or against any given matter. A broker non-vote generally occurs when a broker who holds shares in street name for a customer does not have authority to vote on certain non-routine matters because its customer has not provided any voting instructions on the matter. Broker non-votes have no effect under Florida law.

                        THE REINCORPORATION TRANSACTIONS

INTRODUCTION

     The board of directors of Holiday has determined that it is in the best interests of Holiday to reincorporate in Delaware and increase its authorized capitalization. Holiday's current Articles of Incorporation authorize the issuance of up to 10,000,000 shares of Common Stock, 7,206,500 shares of which were outstanding as of November 17, 1999. Holiday also has reserved for issuance approximately 380,000 additional shares of common stock underlying options and warrants to purchase reserved shares of common stock. In light of Holiday's plans for future growth through acquisitions, this leaves a very little availability of common stock. Moreover, no shares of preferred stock are authorized under Holiday's Articles of Incorporation.

     The board believes that it is necessary for Holiday to increase the authorized amount of common stock and to permit preferred stock to be issued by the board in the future, to the extent deemed advisable by the board. To make these changes to Holiday's capitalization it is necessary to amend Holiday's Articles of Incorporation, which requires shareholder approval. Rather than simply amend the Articles of Incorporation, the board of directors has proposed that the state of incorporation of Holiday, which is currently Florida, be changed to Delaware. The board believes that the reincorporation of Holiday in Delaware will be advantageous to Holiday. See Proposal 1, "Reasons For and Advantages of Reincorporation in Delaware."

REINCORPORATION MERGER

     These reincorporation and capitalization changes are proposed to be effected by an Agreement and Plan of Merger, a copy of which is attached to this proxy statement as Appendix A. The board has unanimously approved the Agreement and Plan of Merger for submission to Holiday's shareholders. The Agreement and Plan of Merger provides for the merger of Holiday with and into Holiday RV Superstores, Inc., a Delaware corporation, which is a wholly-owned subsidiary of Holiday ("Holiday-Delaware"), with Holiday-Delaware being the surviving corporation. This reincorporation merger will, in effect, cause Holiday to be reincorporated in Delaware. On the effective date of the reincorporation merger, each issued and outstanding share of common stock will be converted into one share of common stock, $.01 par value per share of Holiday-Delaware. The following discussion summarizes certain aspects of the reincorporation merger, but is qualified in its entirety by reference to the Agreement and Plan of Merger which is attached to this proxy statement as Appendix A.

     On the effective date of the reincorporation merger, Holiday-Delaware will succeed to all of the assets, liabilities and business of Holiday and will possess all of the rights and powers of Holiday. In addition, Holiday-Delaware will assume and continue all of the benefit and option plans of Holiday. The business of Holiday will begin to operate under the name, "Holiday RV Superstores, Inc." The officers and directors of Holiday-Delaware will be the same as the officers and directors of Holiday.

EFFECTS OF REINCORPORATION

     Except as described below, shareholders of Holiday-Delaware, as shareholders of a Delaware corporation, will, in general, have the same rights that they possess as shareholders of Holiday, a Florida corporation. Some antitakeover provisions are being incorporated into the Certificate of Incorporation of Holiday, and there are other changes inherent in being incorporated in Delaware rather than in Florida. A summary of these changes, as they might affect the shareholders, is discussed in Proposal 1 under the heading "Summary of Significant Differences Between Delaware and Florida Corporate Laws Which Would Affect Holiday-Delaware."

SUMMARY OF CHANGES TO HOLIDAY'S CHARTER DOCUMENTS

     In addition, in connection with the reincorporation merger, Holiday-Delaware will adopt the Certificate of Incorporation and bylaws, attached as Appendix B and Appendix C to this proxy statement. The Certificate of Incorporation and bylaws of Holiday-Delaware differ from Holiday's Articles of Incorporation and bylaws in certain respects, the most important of which are described below.

          o INCREASE IN AUTHORIZED CAPITAL--The proposed Certificate of Incorporation will increase the authorized number of shares of capital stock to 25,000,000 shares from 10,000,000 shares and will authorize the issuance of up to 2,000,000 shares of preferred stock.

     Each share of Holiday-Delaware common stock will have the same par value as the common stock. The current Articles of Incorporation do not include a provision for the authorization of a class of preferred stock.

          o AUTHORIZATION OF PREFERRED STOCK--The proposed Certificate of Incorporation of Holiday-Delaware authorizes a class of preferred stock commonly known as "blank check" preferred stock. The preferred stock may be issued from time to time in one or more series, and the board, without further approval of shareholders, is authorized to fix the relative rights, preferences, privileges and restrictions applicable to each series of preferred stock. Shares of preferred stock, if and when issued, may have rights, powers and preferences superior to those of Holiday's common stock. There are no current plans, commitments or understandings, written or oral, to issue any preferred stock. In the event of any issuance of preferred stock, however, the holders of Holiday-Delaware common stock will not have any preemptive or similar rights to acquire any preferred stock.

          o CLASSIFIED BOARD--The proposed Certificate of Incorporation provides for a classified board of directors, commencing with our 2000 annual shareholders meeting and providing for three classes of as nearly equal number as possible.

          o SHAREHOLDER NOTICE PROVISIONS--The proposed Certificate of Incorporation and bylaws provide that shareholders must give advance notice of proposals or nominations for director at the annual shareholders meetings.

AUTOMATIC SHARE CONVERSION; EXCHANGE

     On the effective date of the reincorporation merger, each issued and outstanding share of common stock will automatically be converted into one share of Holiday-Delaware common stock. Shareholders may, but are not required to, surrender their present common stock certificates so that replacement certificates representing shares of Holiday-Delaware common stock may be issued in exchange. Certificates representing common stock should not be destroyed or returned to Holiday. After the reincorporation, certificates representing common stock will constitute "good delivery" in connection with sales through a broker, or otherwise, of shares of Holiday-Delaware common stock. American Stock Transfer & Trust Company Holiday's transfer agent, will act as transfer agent for Holiday-Delaware after the reincorporation.

     The Agreement and Plan of Merger provides that it may be amended at any time, whether before or after approval by the shareholders of the Agreement and Plan of Merger, by agreement of the boards of directors of Holiday and

Holiday-Delaware, subject to any restrictions imposed by the laws of Florida and Delaware. Delaware law will not permit an amendment to the Agreement and Plan of Merger, absent shareholder approval, if the amendment would adversely affect the holders of any class of stock of either Holiday or Holiday-Delaware.

     The reincorporation will be effected by the approval of seven reincorporation proposals. If any of the reincorporation proposals are not approved, then none of the reincorporation proposals will be enacted.

          o Proposal 1 is to approve the reincorporation merger;
          o Proposal 2 is to approve the increase of the number of authorized shares of capital stock from 10,000,000 to 25,000,000;
          o Proposal 3 is to approve the authorization of the issuance of up to 2,000,000 shares of preferred stock;
          o Proposal 4 is to approve the adoption of the new bylaws;
          o Proposal 5 is to approve the provisions to provide for a classified board of directors and for advance notice of shareholder proposals and nominations for the election of directors;
          o Proposal 6 is to approve the 1999 Stock Compensation Program; and
          o Proposal 7 is to approve stock option grants to Holiday's directors who served in and prior to May 1999.

     You should refer to the specific discussion included in this proxy statement regarding each of the reincorporation proposals.

              PROPOSAL 1. THE PROPOSED REINCORPORATION IN DELAWARE

REASONS FOR AND ADVANTAGES OF REINCORPORATION IN DELAWARE

     The proposal to reincorporate in Delaware is made for several reasons. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations, as a result providing greater predictability with respect to legal affairs.

     The differences between the corporate law of Delaware and Florida allow Delaware corporations greater latitude of corporate action. In the opinion of management, that latitude affords Delaware corporations more opportunities to raise capital. The procedures and degree of shareholder approval required for Delaware corporations for the authorization of additional shares of stock, and for approval of certain mergers and other transactions, present fewer practical impediments to the capital raising process than those that apply to Florida corporations.

     For example, a Delaware corporation has greater flexibility in declaring dividends, which can aid a corporation in marketing various classes or series of dividend paying securities. Under Delaware law, dividends may be paid out of surplus, or if there is no surplus, out of net profits from the corporation's previous fiscal year or the fiscal year in which the dividend is declared, or both, so long as there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation's stock, if any, having a preference upon the distribution of assets. Under Florida law, dividends may be paid by the corporation unless after giving effect to the distribution, the corporation
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

would not be able to pay its debts as they come due in the usual course of business, or the corporation's total assets would be less than the sum of its total liabilities, plus (unless the corporation's articles of incorporation permit otherwise) amounts payable in dissolution to holders of shares carrying a liquidation preference over the class of shares to which a dividend is declared.

     These and other differences between the corporate law of Florida and Delaware corporate laws are more fully explained below under the heading "Summary of Significant Differences between Delaware and Florida Corporate Laws Which Would Affect Holiday-Delaware."

     In management's opinion, underwriters and other members of the financial services industry may be more willing and better able to assist in capital raising programs for corporations having the greater flexibility reflected in the examples mentioned.

     In addition, Delaware law permits a corporation to adopt a number of measures, through amendment of the corporation's certificate of incorporation or bylaws or otherwise, designed to reduce a corporation's vulnerability to unsolicited takeover attempts. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to those defensive measures with respect to the conduct of the board of directors under the business judgment rule with respect to unsolicited takeover attempts. Holiday's current Articles of Incorporation do not include any antitakeover provisions. The board of directors has no present intention following the reincorporation to amend the Certificate of Incorporation of Holiday-Delaware or the bylaws of Holiday-Delaware to include any additional provisions which might deter an unsolicited takeover attempt. However, in the discharge of its fiduciary obligations to the shareholders, the board of directors may consider in the future certain antitakeover strategies which may enhance the board of directors' ability to negotiate with an unsolicited bidder. Further, Section 203 of the Delaware General Corporation Law provides certain protections not available under Florida laws. For discussion of the differing protections under Delaware and Florida law, see "Summary of Significant Differences Between Delaware and Florida Corporate Laws Which Would Affect Holiday-Delaware--Business Combinations with Substantial Shareholders" below.

DISADVANTAGE OF REINCORPORATION IN DELAWARE

     Despite the belief of the board as to the benefits or advantages of reincorporation in Delaware, some shareholders may find the reincorporation merger disadvantageous for several reasons. First, as discussed below, Delaware law, like Florida law, contains statutory provisions intended to discourage certain takeover attempts of Delaware corporations which are not approved by the board of directors. Although these provisions are different, both could have the effect of lessening the possibility that shareholders of Holiday or Holiday-Delaware would be able to receive a premium above market value for their shares in the event of a takeover. Either the Delaware or the Florida provisions could also have an adverse effect on the market value of the shares of Holiday or Holiday-Delaware common stock. To the extent that the Delaware provision may be more effective at restricting or discouraging takeover attempts, it may render less likely a takeover opposed by Holiday's board and may make removal of the board or management less likely as well.

     As discussed below, the Certificate of Incorporation of Holiday-Delaware will contain a provision limiting director liability under certain circumstances, and the bylaws of Holiday-Delaware will contain provisions relating to indemnification of directors and officers. The inclusion of these provisions could operate to the potential disadvantage of the shareholders of Holiday-Delaware. For example, their inclusion may have the effect of reducing the likelihood of Holiday-Delaware's recovering monetary damages from directors as a result of derivative litigation against directors for breach of their duty of care, even though such an action, if successful, might otherwise have benefited Holiday-Delaware and its shareholders. In addition, if the reincorporation is effected and the limitation on liability provision is part

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

of the Certificate of Incorporation of Holiday-Delaware, the shareholders of Holiday-Delaware will forego potential causes of action for breach of duty of care involving grossly negligent business decisions, including those relating to attempts to change control of Holiday-Delaware.

SUMMARY OF SIGNIFICANT DIFFERENCES BETWEEN DELAWARE AND FLORIDA CORPORATE LAWS WHICH WOULD AFFECT HOLIDAY-DELAWARE

     The following is a brief summary of the material ways in which Florida and Delaware corporate laws differ.

     BUSINESS COMBINATIONS WITH SUBSTANTIAL SHAREHOLDERS

     Delaware law contains a statutory provision that is intended to curb abusive takeovers of Delaware corporations. Section 203 of the Delaware General Corporation Law addresses the problem by preventing business combinations of the corporation with interested shareholders within three years after such shareholders become interested unless specified approvals are present. Section 203 provides, with certain exceptions, that a Delaware corporation may not engage in any of a broad range of business combinations with a person or an affiliate, or associate of such person, who is an "interested shareholder" for a period of three (3) years from the date that a person became an interested shareholder unless:

          o the transaction resulting in a person becoming an interested shareholder, or the business combination, is approved by the board of the corporation before the person becomes an interested shareholder;

          o the interested shareholder acquired 85% or more of the outstanding voting stock of the corporation in the same transaction that makes such person an interested shareholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by some employee stock ownership plans); or

          o on or after the date the person becomes an interested shareholder, the business combination is approved by the corporation's board of directors and by the holders of at least 66-2/3% of the corporation's outstanding voting stock at an annual or special meeting, excluding shares owned by the interested shareholder.

     Under Section 203, an "interested shareholder" is defined as any person who is:

          o the owner of fifteen percent (15%) or more of the outstanding voting stock of the corporation; or

          o an affiliate or associate of the corporation and who was the owner of fifteen percent (15%) or more of the outstanding voting stock of the corporation at any time within the three (3) year period immediately prior to the date on which it is sought to be determined whether the person is an interested shareholder.

     Florida law also provides two antitakeover protections. One--the control share statute--addresses the voting rights of acquirers of 20% or more of the outstanding stock and the other--the interested shareholder statute--addresses the ability of an interested stockholder to enter into certain transactions with the corporation.

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

         The control shares statute applies to persons who acquire or intend to acquire 20% or more of the voting power of corporations that are defined by statute as "issuing public corporations." To fall within the definition of an issuing public corporation, a Florida corporation must have

          o    100 or more shareholders;

          o its principal place of business, principal office or substantial assets within the State of Florida; and

          o    either:

                o more than 10% of its shareholders resident in the State of Florida;

                o   more than 10% of its shares owned by Florida residents; or

                o at least 1,000 Florida resident shareholders (with shares held by banks, brokers or nominees disregarded for the purpose of calculating these percentages and numbers).

Holiday's principal place of business and principal office are located in the State of Florida and Holiday has significant assets in the State of Florida. Assuming Holiday's shareholders meet the 10% residency test, Holiday falls within the definition of an issuing public corporation for purposes of the Florida control share statute, and the voting rights provisions and exceptions of that statute would apply to Holiday.

     Florida's control share statute may also apply to non-Florida corporations if they have certain characteristics. Generally, the control share statute applies to a non-Florida corporation that meets the requirements of an issuing public corporation and, in addition, has:

       o    authority to conduct business in Florida;
       o    more than 500 residents of Florida as employees; and
       o gross annual payroll of more than $5 million to residents of Florida.

     The Florida interested shareholder statute restricts business combinations and other significant transactions (such as sales of assets) with an interested shareholder. An "interested shareholder" is defined as a beneficial owner of more than 10% of outstanding voting shares of a corporation, together with that owner's affiliates or associates. The statute requires that any business combination or other material transaction listed in the statute be approved by the holders of two-thirds of the voting stock of the corporation, not counting the votes of the interested shareholder. The interested shareholder statute does not apply if:

          o the transaction has been approved by majority of the disinterested directors;

          o the corporation has not had more than 300 shareholders of record at any time during the three years preceding the announcement date;

          o the interested shareholder has been the beneficial owner of at least 80% of the corporation's outstanding voting shares for at least five years preceding the announcement date;

          o the interested shareholder is the beneficial owner of at least 90% of the outstanding voting shares of the corporation, exclusive of shares acquired directly from the corporation in a transaction not approved by a majority of the disinterested directors;

          o the corporation is an investment company registered under the Investment Company Act of 1940; or

          o    in the transaction, certain fair price requirements are met.

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

     Florida's interested shareholder statute may also apply to non-Florida corporations if they have certain characteristics. Generally, the interested shareholder statute applies to a non-Florida corporation, that has:

          o    been granted authority to conduct business in Florida;

          o    100 or more shareholders;

          o its principal place of business, its principal office, or substantial assets within Florida;

          o    more than 500 residents of Florida as employees;

          o gross annual payroll of more than $5 million to residents of Florida; and

          o    either:

                o   more than 10% of its shareholders resident in Florida;
                o   more than 10% of its shares owned by residents of Florida;
                    or
                o   more than 1,000 shareholders resident in Florida.

     A corporation may, at its option, exclude itself from the coverage of the Florida anti-takeover statutes or Section 203 of the Delaware General Corporation Law by amending its articles or certificate of incorporation or bylaws by action of its shareholders to exempt itself from coverage. In Delaware, such a bylaw or certificate of incorporation amendment does not become effective until 12 months after the date it is adopted. In Florida, such a bylaw or articles of incorporation amendment does not become effective until 18 months after the date it is adopted and does not apply to a transaction with a shareholder who was interested at the time the amendment was adopted. Holiday has not opted out of the Florida statutes and is not anticipated that the board of directors of Holiday-Delaware will seek shareholder approval to opt out of the operation of Section 203.

     MERGER WITH SUBSIDIARY

     Under Delaware law, a parent corporation may merge into a subsidiary and a subsidiary may merge into its parent, without shareholder approval, where the parent corporation owns at least 90% of the outstanding shares of each class of capital stock of its subsidiary. Florida law permits such a merger of a subsidiary without shareholder approval if 80% of each class of capital stock of the subsidiary is owned by the parent corporation.

     DIVIDENDS

     Delaware law provides that the corporation may pay dividends out of surplus, out of the corporation's net profits for the preceding fiscal year, or both, provided that there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation's stock having a distribution preference. Florida law provides that dividends may be paid, unless after giving effect to such distribution, the corporation would not be able to pay its debts as they come due in the usual course of business, or the corporation's total assets would be less than the sum of its total liabilities, plus (unless the corporation's articles of incorporation permit otherwise) the amount needed to satisfy preferential distributions.

     PROXIES

     Under Delaware law, a proxy executed by a shareholder will remain valid for a period of three years unless the proxy provides for a longer period. Under Florida law, a proxy is effective only for a period of 11 months unless otherwise provided in the proxy.

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

     CONSIDERATION FOR STOCK

     Under Delaware law, a corporation may accept as consideration for its stock a combination of cash, property or past services in an amount not less than the par value of the shares being issued, and a secured promissory note or other binding obligation executed by the subscriber for any balance, the total of which must equal at least the par value of the issued stock, as determined by the board. Under Florida law, a corporation may issue its capital stock only in return for certain tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, promises to perform services evidenced by a written contract, and other securities of the corporation. In Florida, shares may be issued for less than par value.

     LIABILITY OF DIRECTORS

     Delaware law permits a Delaware corporation to include in its certificate of incorporation a provision which eliminates or limits the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duties as a director. However, no such provision may eliminate or limit the liability of a director:

     o for any breach of the director's duty of loyalty to the corporation or its shareholders;
     o for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;
     o for declaration of unlawful dividends or illegal redemptions or stock repurchases; or
     o for any transaction from which the director derived an improper personal benefit.

     The proposed Certificate of Incorporation includes a provision to limit director liability.

     Under Florida law, a director is not personally liable for monetary damages to any person for his actions as a director unless the director breached his duties by way of:

     o a criminal violation, unless the director has reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful;
     o a transaction from which the director derived an improper personal benefit;
     o    declaration of unlawful distributions;
     o in a derivative action, conscious disregard by the director for the best interests of the corporation or willful misconduct by the director; or
     o in a third-party action, recklessness or actions or omissions committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety or property.

     The charter documents of each of Holiday-Delaware and Holiday provide that Holiday-Delaware and Holiday shall indemnify its directors and officers to the fullest extent permitted under Delaware law and Florida law, respectively.

     SPECIAL MEETINGS OF SHAREHOLDERS

     Under Delaware law, a special meeting of shareholders may be called by the corporation's board or by such persons as may be authorized by the corporation's certificate of incorporation or bylaws. The proposed bylaws of Holiday-Delaware provide that a special meeting may be called by the chairman of the board, the president, a majority of the board or 10% of the shareholders of record of all shares entitled to vote.

     Florida law provides that a special meeting of shareholders may be called by:

     o    a corporation's board of directors;
     o    the persons authorized by the articles of incorporation or bylaws; or
     o the holders of not less than 10% of all votes entitled to be cast on any issue to be considered at the proposed special meeting.

     A Florida corporation's articles of incorporation may require a higher percentage of votes, up to a maximum of 50% to call a special meeting of shareholders. Holiday's current Articles of Incorporation do not include any such provision. The current bylaws of Holiday provide that a special meeting of shareholders may be called by the board, the president or 10% of the shareholders of record of all shares entitled to vote.

     COMMITTEES OF THE BOARD OF DIRECTORS

     Florida and Delaware law both provide that the board of directors may delegate certain of their duties to one or more committees elected by a majority of the board. A Delaware corporation can delegate to a committee of the board of directors, among other things, the responsibility of nominating candidates for election to the office of director, to fill vacancies on the board of directors, and to reduce earned or capital surplus and authorize the acquisition of the corporation's own stock. Moreover, if either the corporation's Certificate of Incorporation or bylaws, or the resolution of the board creating the committee so permits, a committee of the board of directors may declare dividends and authorize the issuance of stock. Florida law places more limitations on the types of activities that can be delegated to committees of the board. Under Florida law, a committee of the board may not approve or recommend to shareholders actions or proposals required to be approved by the shareholders, fill a vacancy on the board, adopt, amend or repeal the bylaws, authorize the issuance of stock, or authorize the reacquisition of the corporation's own stock. In Delaware, a board committee may have only one member, where in Florida or board committee must have at least two members.

     VOTE REQUIRED FOR MERGERS

     Florida law provides that the sale, lease, exchange or disposal of all, or substantially all, of the assets of a Florida corporation, not in the ordinary course of business, as well as any merger, consolidation or share exchange generally must be recommended by the board of directors and approved by a vote of a majority of the shares of each class of the stock of the corporation entitled to vote on such matters. Under Florida law, the vote of the shareholders of a corporation surviving a merger is not required if:

     o the certificate or articles of incorporation of the surviving corporation will not substantially differ from its articles of incorporation before the merger; and
     o each shareholder of the surviving corporation before the effective date will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger.

     Delaware law has a similar provision requiring shareholder approval in the case of the disposition of assets or a merger or a share exchange. However, with respect to mergers which do not require the vote of the corporation's shareholders, Delaware law, unlike Florida law, also requires that either

     o no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger; or
     o the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger, plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan, do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

     DISSENTERS' RIGHTS

     Delaware law provides that dissenting shareholders who follow prescribed statutory procedures are entitled to appraisal rights in the case of a merger of a corporation, except that such rights are not provided when:

     o    no vote of the shareholders is required for the merger; or
     o shares of the corporation are listed on a national securities exchange or held by more than 2,000 shareholders and are to be exchanged solely for shares of stock of another corporation which are listed on a national securities exchange or held by more than 2,000 shareholders.

     Florida law provides appraisal rights in connection with:

     o    a merger, except that such rights are not provided when:
          o    no vote of the shareholders is required for the merger; or
          o shares of the corporation are listed on a national securities exchange, traded on the Nasdaq National Market System, or held of record by at least 2,000 shareholders;
     o a sale of substantially all the assets of a corporation (with similar restrictions as provided under the Delaware law for mergers);
     o amendments to the articles of incorporation that may adversely affect the rights or preferences of shareholders; and
     o the granting of voting rights by shareholders to a control share acquirer who holds a majority of the voting power of all outstanding stock.

     The shares of Holiday are presently traded on the Nasdaq National Market System.

     CORPORATE ACTION WITHOUT A SHAREHOLDER MEETING

     Delaware and Florida law both permit corporate action without a meeting of shareholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation or articles of incorporation, respectively, expressly provide otherwise. In the event such proposed corporate action is taken without a meeting by less than the unanimous written consent of shareholders, Delaware law requires that prompt notice of the taking of such action be sent to those shareholders who have not consented in writing. Florida law provides that such notice must be given within ten (10) days of the date such shareholder authorization is granted. Neither Holiday's current Articles of Incorporation nor the proposed Certificate of Incorporation includes a contrary provision.

     CHARTER PROVISIONS

     Holiday is also proposing for shareholder approval provisions in the proposed Certificate of Incorporation and bylaws that, although permissible under Florida law, are not present in our current Articles of Incorporation or bylaws. Those provisions are:

     o    the authorization of preferred stock;
     o    the classification of the board; and
     o advance notice provisions for shareholder proposals and director nominations.

     Each of these charter provisions may have the effect or be used to delay or present a change in control of Holiday and each is discussed in more detail under the following proposals:

     o    Proposal 3--authorizing preferred stock; and
     o Proposal 5--classifying the board of directors and requiring advance notice of shareholder proposals and nominations for the election of directors.

     These charter provisions are not being proposed in response to any present attempt, known by the board of directors of Holiday to acquire control of Holiday, to obtain representation on Holiday's board of directors or to take significant corporate action, including the proposed Agreement and Plan of Merger. Rather, management believes that in connection with the approval of the transactions contemplated by the Agreement and Plan of Merger, the measures are prudent and in the best interests of Holiday and its shareholders and should be adopted for their protection. The board of directors further believes that the present is an appropriate time to adopt the proposed measures, since they would lessen the likelihood that Holiday would be required to incur significant expense and might be subject to substantial disruption in connection with attempt.

     The board of directors does not have any current plans to seek shareholder approval of any amendments to, or make changes in, Holiday's charter documents that may be deemed to have antitakeover implications, except as described in this proxy statement or as set forth in the proposed Certificate of Incorporation and bylaws.

FEDERAL INCOME TAX CONSEQUENCES

     The following description of federal income tax consequences is based on the Internal Revenue Code of 1986, and applicable Treasury regulations, judicial authority and current administrative rulings and practices as in effect on the date of this proxy statement. This discussion should not be considered tax or investment advice, and the tax consequences may not be the same for all shareholders. In particular, this discussion does not address the tax treatment of special classes of shareholders, such as banks, insurance companies, tax-exempt entities and foreign persons. Shareholders desiring to know their individual federal, state, local and foreign tax consequences should consult their own tax advisors.

     The reincorporation merger is intended to qualify as a tax-free reorganization under Section 368(a)(1)(F) or 368(a)(1)(A) of the Code. Assuming that tax treatment, no taxable income, gain, or loss will be recognized by Holiday or the shareholders as a result of the exchange of shares of common stock for shares of Holiday-Delaware common stock upon consummation of the transaction.

     The combination and change of each share of Holiday's common stock into one share of Holiday-Delaware common stock will be a tax-free transaction, and the holding period and tax basis of common stock will be carried over to a portion of Holiday-Delaware common stock received in exchange.

SECURITIES ACT CONSEQUENCES

     The shares of Holiday-Delaware common stock to be issued in exchange for shares of common stock are not being registered under the Securities Act of 1933, as amended. In that regard, Holiday-Delaware is relying on Rule 145(a)(2) under the Securities Act, which provides that a merger which has "as its sole purpose" a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act, and on interpretations of the rule by the SEC which indicate that the making of certain changes in the surviving corporation's charter documents which could otherwise be made only with the approval of the shareholders of either corporation does not render Rule 145(a)(2) inapplicable.

     After the reincorporation merger, Holiday-Delaware will be a publicly-held company, Holiday-Delaware common stock will be listed for trading in the Nasdaq National Market system, and Holiday-Delaware will file periodic reports and other documents with the SEC and provide to its shareholders the same types of information that Holiday has previously filed and provided. Shareholders whose common stock is freely tradable before the reincorporation merger will have freely tradable shares of Holiday-Delaware common stock. Shareholders holding restricted shares of common stock will have shares of Holiday-Delaware common stock that are subject to the same restrictions on transfer as those to which their present shares of common stock are subject, and their stock certificates, if surrendered for replacement certificates representing shares of Holiday-Delaware common stock, will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act, shareholders will be deemed to have acquired their shares of Holiday-Delaware common stock on the date they acquired their shares of Common Stock. In short, Holiday-Delaware and its shareholders will be in the same respective positions under the federal securities laws after the reincorporation merger as were Holiday and the shareholders prior to the reincorporation merger.

DISSENTERS' RIGHTS OF APPRAISAL

     The shareholders of Holiday are not entitled to exercise dissenters' rights of appraisal under Sections 607.1301, 607.1302 or 607.1320 of the Florida Business Corporation Act in connection the reincorporation.

     APPROVAL BY SHAREHOLDERS OF THE REINCORPORATION MERGER WILL CONSTITUTE APPROVAL OF THE AGREEMENT AND PLAN OF MERGER AND THE CERTIFICATE OF INCORPORATION OF HOLIDAY-DELAWARE, EXCEPT AS PROVIDED IN PROPOSALS 2, 3 AND 5.

BOARD RECOMMENDATION

         The board of directors recommends a vote "FOR" this proposal.

         IF ANY OF THE REINCORPORATION PROPOSALS--PROPOSALS 1 THROUGH 7--ARE NOT APPROVED, THEN NONE OF THE REINCORPORATION PROPOSALS WILL BE ENACTED.

                 PROPOSAL 2. INCREASING AUTHORIZED CAPITAL STOCK

     The proposed Certificate of Incorporation provides that the number of authorized shares of capital stock would be 25,000,000 shares of common stock, an increase from the 10,000,000 shares of common stock presently authorized by Holiday's Articles of Incorporation. As of November 17, 1999, 7,206,500 shares of common stock were outstanding. However, Holiday has reserved for issuance approximately 380,000 additional shares of common stock underlying options and warrants to purchase reserved shares of common stock, which leaves a very small availability of common stock for Holiday's future anticipated growth. At the meeting, the shareholders will be asked to approve the portion of Article Fourth of the proposed Certificate of Incorporation which provides for the authorized capital stock of Holiday to be 25,000,000 shares. The full text of the Certificate of Incorporation is set forth in Appendix B.

     The increase in the number of authorized shares of capital stock is believed by the board of directors to be desirable in order to assure that there will be sufficient authorized shares for a variety of corporate purposes, including without limitation, in connection with financing and acquisition transactions, programs to facilitate the growth and expansion of Holiday, for stock splits and dividends, and for stock options and other employee benefit plans. No plans are currently contemplated for the use of any of additional authorized shares in the immediate future.

     The additional authorized shares of capital stock are desirable and in the best interests of Holiday in order to assure Holiday's flexibility of action in the future. The additional shares of capital stock, together with any currently authorized but unissued and unreserved shares of common stock, may be issued at such times, to such persons and for such consideration as the board may determine to be in Holiday's best interests without further shareholder approval, except as otherwise required by statute or stock exchange rules. Depending on the circumstances, issuance of additional shares of common stock could affect the existing holders of shares by diluting the voting power of the outstanding shares. The shareholders will not have preemptive rights under the Certificate of Incorporation and will not have those rights with respect to the additional authorized shares of common stock. See "The Reincorporation Transactions" for an in-depth discussion of the entire transaction.

BOARD RECOMMENDATION

     The board of directors recommends a vote "FOR" this proposal.

     IF ANY OF THE REINCORPORATION PROPOSALS--PROPOSALS 1 THROUGH 7--ARE NOT APPROVED, THEN NONE OF THE REINCORPORATION PROPOSALS WILL BE ENACTED.

                     PROPOSAL 3. AUTHORIZING PREFERRED STOCK

     The proposed Certificate of Incorporation contains provisions which permit the board to designate one or more series of preferred stock. Currently, no shares of preferred stock are authorized under Holiday's Certificate of Incorporation. At the meeting, the shareholders will be asked to approve the portion of Article Fourth of the proposed Certificate of Incorporation which authorizes the issuance of up to 2,000,000 shares of preferred stock. The full text of the Certificate of Incorporation is set forth in Appendix B. Those provisions are often referred to as "blank check" provisions, as they give the board of directors the flexibility, at any time or from time to time, without further shareholder approval, to create one or more series of preferred stock and to determine the designations, preferences and limitations of each such series, including but not limited to:

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

     o    the number of shares,
     o    dividend rights;
     o    voting rights;
     o    conversion privileges;
     o    redemption provisions;
     o    sinking fund provisions;
     o    rights upon liquidation, dissolution or winding up of Holiday; and
     o    other relative rights, preferences and limitations of such series.

     The board of directors believes that permitting the board to authorize the issuance of up to 2,000,000 shares of "blank check" preferred stock provides Holiday with the flexibility to address potential future financing needs by creating a series of preferred stock customized to meet the needs of any particular transaction and to market conditions. Holiday also could issue preferred stock for other corporate purposes, such as to implement joint ventures or to make acquisitions. Although Holiday is not currently considering the issuance of preferred stock for such financing or transactional purposes and has no present intention to issue any series of preferred stock, the board and management believe that Holiday should have the flexibility to issue preferred stock, along with its ability to issue debt and/or additional shares of common stock. The preferred stock may be issued at such times, to such persons and for such consideration as the board may determine to be in Holiday's best interests without further shareholder approval, except as otherwise required by statute or stock exchange rules.

     If any series of preferred stock authorized by the board provides for dividends, such dividends, when and as declared by the board of directors out of any funds legally available for that purpose, may be cumulative and may have a preference over the common stock as to the payment of such dividends. In addition, if any series of preferred stock authorized by the board so provides, in the event of any dissolution, liquidation or winding up of Holiday, whether voluntary or involuntary, the holders of each such series of the then outstanding preferred stock may be entitled to receive, prior to the distribution of any assets or funds to the holders of common stock, a liquidation preference established by the board of directors, together with all accumulated and unpaid dividends. Depending upon the consideration paid for preferred stock, the liquidation preference of preferred stock and other matters, the issuance of preferred stock could therefore result in a reduction in the assets available for distribution to the holders of common stock in the event of liquidation of Holiday. Holders of common stock do not have any preemptive rights to acquire preferred stock or any other securities of Holiday.

     The proposal to authorize "blank check" preferred stock is not designed to deter or to prevent a change in control. However, issuance of preferred stock could have the effect of delaying, deterring or preventing a change in control of Holiday, including the imposition of various procedural and other requirements that could make it more difficult for holders of common stock to effect certain corporate actions, including the ability to replace incumbent directors and to accomplish transactions opposed by the incumbent board of directors. Holiday could also privately place such shares with purchasers who might favor the board of directors in opposing a hostile takeover bid, although Holiday has no present intention to do so.

BOARD RECOMMENDATION

     The board of directors recommends a vote "FOR" this proposal.

     IF ANY OF THE REINCORPORATION PROPOSALS--PROPOSALS 1 THROUGH 7--ARE NOT APPROVED, THEN NONE OF THE REINCORPORATION PROPOSALS WILL BE ENACTED.

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

                     PROPOSAL 4. ADOPTION OF REVISED BYLAWS

     The board of directors has recommended the adoption by Holiday-Delaware of the bylaws in the event the reincorporation proposals are adopted. The bylaws differ in substance from Holiday's existing bylaws primarily to comply with current Delaware law and to conform to the proposed changes between Holiday's Articles of Incorporation and the Certificate of Incorporation.

     Some of the differences, however, may affect the rights of shareholders under certain circumstances. Notably, the proposed bylaws of Holiday-Delaware will contain provisions relating to indemnification of directors and officers. The inclusion of these provisions could operate to the potential disadvantage of the shareholders of Holiday-Delaware. These provisions are discussed in Proposal 1 under the heading "Disadvantage of Reincorporation in Delaware." For example, their inclusion may have the effect of reducing the likelihood of Holiday-Delaware's recovering monetary damages from directors as a result of derivative litigation against directors for breach of their duty of care, even though such an action, if successful, might otherwise have benefited Holiday-Delaware and its shareholders.

     In addition, if the reincorporation merger is effected and the limitation on liability provision is part of the bylaws of Holiday-Delaware, the shareholders of Holiday-Delaware will forego potential causes of action for breach of duty of care involving grossly negligent business decisions, including those relating to attempts to change control of Holiday-Delaware.

     The full text of the proposed bylaws is set forth in Appendix C.

BOARD RECOMMENDATION

     The board of directors recommends a vote "FOR" this proposal.

     IF ANY OF THE REINCORPORATION PROPOSALS--PROPOSALS 1 THROUGH 7--ARE NOT APPROVED, THEN NONE OF THE REINCORPORATION PROPOSALS WILL BE ENACTED.

    PROPOSAL 5. CLASSIFY THE BOARD OF DIRECTORS AND REQUIRE ADVANCE NOTICE OF
       SHAREHOLDER PROPOSALS AND NOMINATIONS FOR THE ELECTION OF DIRECTORS

     The board has recommended that the shareholders approve provisions of the proposed Certificate of Incorporation to provide for:

     o the classification of the board of directors into three classes of directors with staggered terms of office; and
     o    advance notice for shareholder proposals and nominees for director.

CLASSIFIED BOARD

     Holiday's bylaws now provide that all directors are to be elected annually for a term of one year. Delaware law permits provisions in a certificate of incorporation or bylaw approved by shareholders that provide for a classified board of directors. The proposed classified board provision in the proposed Certificate of Incorporation and conforming amendments to the bylaws, described in Appendices B and C to this proxy statement, would provide that directors will be classified into three classes, as nearly equal in number as possible, commencing at the annual meeting of shareholders in 2000. One class (Class I) would hold office initially for a term expiring at the 2001 annual meeting of shareholders; another class

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

(Class II) would hold office initially for a term expiring at the 2002 annual meeting; and another class (Class III) would hold office initially for a term expiring at the 2003 annual meeting. At each annual meeting following this initial classification and election, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding annual meeting after their election and until their successors have been duly elected and qualified.

     The proposed classified board amendment will significantly extend the time required to effect a change in control of the board of directors and may discourage hostile takeover bids for Holiday. Currently, a change in control of the board of directors can be made by shareholders holding a plurality of the votes cast at a single annual meeting. If Holiday implements a classified board of directors, it will take at least two annual meetings for even a majority of shareholders to make a change in control of the board of directors, because only a minority of the directors will be elected at each meeting.

     Under Delaware law, directors chosen to fill vacancies on a classified board shall hold office until the next election of the class for which such directors shall have been chosen, and until their successors are elected and qualified. Delaware law also provides that, unless the certificate of incorporation provides otherwise, directors serving on a classified board of directors may be removed only for cause. The proposed Certificate of Incorporation does not provide otherwise. Accordingly, if the classified board proposal is approved by the shareholders, conforming bylaw provisions, substantially in the form attached as Appendix C to this proxy statement, will be implemented. Presently, all directors of Holiday are elected annually and all of the directors may be removed, with or without cause, by a majority vote of the outstanding shares of the common stock. Cumulative voting is not authorized by the Certificate of Incorporation.

     The classified board proposal is designed to assure continuity and stability in the board of directors' leadership and policies. While management has not experienced any problems with such continuity in the past, it wishes to ensure that this experience will continue. The board of directors also believes that the classified board proposal will assist the board of directors in attracting and retaining qualified persons to serve on the board and in protecting the interests of shareholders in the event of an unsolicited offer for Holiday.

     Because of the additional time required to change control of the board of directors, the classified board proposal will tend to perpetuate present management. Without the ability to obtain immediate control of the board of directors, a takeover bidder will not be able to take action to remove other impediments to its acquisition of Holiday. Because the classified board proposal will increase the amount of time required for a takeover bidder to obtain control of Holiday without the cooperation of the board of directors, even if the takeover bidder were to acquire a majority of Holiday's outstanding stock, it will tend to discourage certain tender offers, perhaps including some tender offers that shareholders may feel would be in their best interests. The classified board proposal will also make it more difficult for the shareholders to change the composition of the board of directors even if the shareholders believe such a change would be desirable.

SHAREHOLDER NOTICE PROVISIONS

     The proposed Certificate of Incorporation provides that any shareholder proposals and nominations for the election of directors be delivered to Holiday no less than 90 days nor more than 120 days in advance of the first anniversary of Holiday's annual meeting held in the prior year, provided, however, in the event Holiday shall not have had an annual meeting in the prior year, such notice shall be delivered no less than 90 days nor more than 120 days in advance of March 15 of the current year. The shareholder nominations must contain

     o as to each person whom the shareholder proposed to nominate for election or re-election as a director at the annual meeting:

          o the name, age, business address and residence address of the proposed nominee;

          o    the principal occupation or employment of the proposed nominee;

          o the class and number of shares of capital stock of Holiday which are beneficially owned by the proposed nominee; and

          o any other information relating to the proposed nominee that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14(a) under the 1934 Act; and

     o as to the shareholder giving notice of nominees for election at the annual meeting:

          o    the name and record address of the shareholder; and

          o the class and number of shares of capital stock of Holiday which are beneficially owned by the shareholder.

     At the meeting, the shareholders will be asked to approve Article Eighth of the proposed Certificate of Incorporation and Section 2.13 of the proposed bylaws relating to these notice provisions. The full text of the proposed Certificate of Incorporation and bylaws are attached as Appendices B and C.

     The purpose of this provision, by requiring advanced notice of a proposal or nomination by a shareholder, is to afford the board of directors a meaningful opportunity to consider the merits and/or qualifications of any proposal or proposed nominee and, to the extent deemed necessary or desirable by the board, inform shareholders about such qualifications. This provision, it is believed, will further the objective of the board to identify business proposals which may advance the interests of Holiday, or to identify candidates who have the character, experience and proven accomplishments which give promise of significant contribution to Holiday's business. This provision has not been included as a result of any specific efforts of which Holiday is aware to nominate or elect any director, to accumulate shares, or to obtain control of Holiday by means of a merger, tender offer, solicitation in opposition to management, or otherwise.

     While such notice provision does not give the board of directors any power to approve or disapprove of a shareholder nomination, it will preclude a shareholder nomination from the floor or by other means if the proper procedures are not followed. Although the board of directors does not believe that such notice provision will have a significant impact on any attempt by a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempt to obtain control of Holiday, it is possible that this notice provision may deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempt to obtain control of Holiday or effect a change in management, irrespective of whether such action would be beneficial to shareholders generally, thereby possibly depriving holders of Holiday's securities of certain opportunities to sell or otherwise dispose of their securities, of certain opportunities to sell or otherwise dispose of their securities at above-market prices, or limit the ability of shareholders to remove incumbent directors as readily as the shareholders may consider to be in their best interests.

BOARD RECOMMENDATION

     The board of directors recommends a vote "FOR" this proposal.

     IF ANY OF THE REINCORPORATION PROPOSALS--PROPOSALS 1 THROUGH 7--ARE NOT APPROVED, THEN NONE OF THE REINCORPORATION PROPOSALS WILL BE ENACTED.

              PROPOSAL 6. APPROVE THE HOLIDAY RV SUPERSTORES, INC.
                         1999 STOCK COMPENSATION PROGRAM

     The board of directors has approved the adoption of the Holiday RV Superstores, Inc. 1999 Stock Compensation Program. Neither the 1999 program nor any proposed grants under the 1999 program will become effective unless the 1999 program is approved by the holders of record of a majority of the shares of common stock present in person or represented by proxy at the meeting.

     The following discussion of the principal features and effects of the 1999 program is qualified in its entirety by reference to the text of the 1999 Stock Compensation Program set forth in Appendix D to this proxy statement.

     PURPOSE, STRUCTURE, AWARDS AND ELIGIBILITY

     The 1999 program is intended to secure for Holiday and its stockholders the benefits arising from ownership of Holiday's common stock by individuals employed or retained by Holiday who will be responsible for the future growth of the enterprise. The 1999 program is designed to help attract and retain superior personnel for positions of substantial responsibility with Holiday (including advisory relationships where appropriate), and to provide individuals with an additional incentive to contribute to our success.

     The 1999 program is composed of seven parts and the program administrators may make the following types of awards under the 1999 program:

     (1)  incentive stock options under the incentive stock option plan;
     (2)  nonqualified stock options under the nonqualified stock option plan;
     (3)  restricted shares under the restricted plan;
     (4)  rights to purchase stock under the employee stock purchase plan;
     (5)  stock appreciation rights under the stock appreciation rights plan;
     (6)  grants of options under the non-employee director stock option plan;
          and
     (7) specified other stock rights under the stock rights plan, which may include the issuance of units representing the equivalent of shares of common stock, payments of compensation in the form of shares of common stock and rights to receive cash or shares of common stock based on the value of dividends paid on a share of common stock.

     Officers, key employees, directors, consultants and other independent contractors or agents of Holiday who are responsible for or contribute to the management, growth or profitability of Holiday's business will be eligible for selection by the program administrators to participate in the 1999 program, provided, however, that incentive stock options may be granted under the incentive stock option plan only to a person who is an employee of Holiday. Under the 1999 program, the board of directors, or its designated administrators have the flexibility to determine the type and amount of awards to be granted to eligible participants.

     SHARES SUBJECT TO 1999 STOCK PROGRAM

     We have authorized and reserved for issuance an aggregate of 3,000,000 shares of our common stock under the 1999 program. The aggregate number of shares of common stock which may be granted through awards under the 1999 program, other than stock payments and the purchase of stock under the employee stock purchase plan, to any employee in any calendar year may not exceed three percent of the then-outstanding shares of common stock. The shares of common stock issuable under the 1999 program may be authorized but unissued shares, shares issued and reacquired by Holiday or shares purchased by us on the open market. If any of the awards granted under the 1999 program expire, terminate or are forfeited for any reason before they have been exercised, vested or issued in full, the unused shares subject to those expired, terminated or forfeited awards will again be available for purposes of the 1999 program.

     EFFECTIVE DATE AND DURATION

     All of the plans other than the incentive stock option plan and the employee stock purchase plan became effective upon their adoption by the board of directors of Holiday. The incentive stock option plan and the employee stock purchase plan will become effective upon their adoption by the board of directors of Holiday and approval of the 1999 program by a majority of the shareholders of Holiday. The 1999 program will continue in effect until November 18, 2009 unless sooner terminated under the general provisions of the 1999 program.

     ADMINISTRATION

     The 1999 program will be administered by the board of directors or by a committee appointed by the board, consisting of not less than two directors of the company who are:

     o non-employee directors (within the meaning of SEC Rule 16b-3 promulgated pursuant to the Securities Exchange Act of 1934), so long as non-employee director administration is required under Rule 16b-3; and

     o outside directors (as defined in Section 162(m) of the Internal Revenue Code of 1986), so long as outside directors are required by the Code.

     Subject to the foregoing limitations, the board of directors may from time to time remove members from the committee, fill all vacancies on the committee, however caused, and may select one of the members of the committee as its chairman. The program administrators may hold meetings at such times and places as they may determine, will keep minutes of their meetings, and may adopt, amend and revoke rules and procedures in accordance with the terms of the 1999 program.

     FEDERAL INCOME TAX CONSEQUENCES FOR PLAN AWARDS

     Options granted under the 1999 program may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code of 1986 or nonqualified stock options which are not intended to meet those requirements. Options granted under the non-employee director stock option plan are non-statutory options.

     INCENTIVE OPTIONS

     No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise disposed of. For federal tax purposes, dispositions are divided into two categories, (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

     If the optionee makes a disqualifying disposition of the option shares, then Holiday will be entitled to an income tax deduction, for the taxable year in which the disposition occurs, equal to the excess of (i) the fair market value of the disposed shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will Holiday be allowed a deduction with respect to the optionee's disposition of the option shares.

     NONQUALIFIED OPTIONS

     The federal income tax treatment for the nonqualified stock options is as follows:

     o No taxable income is recognized by an optionee upon the grant of a nonqualified stock option. Generally, the optionee will recognize ordinary income in the year in which the option is exercised. The amount of ordinary income will equal the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares. That amount increases the grantee's basis in the stock acquired pursuant to the exercise of the non-qualified option. The optionee is required to satisfy the tax withholding requirements applicable to that income. Upon a subsequent sale of the stock, the grantee will incur short-term or long-term gain or loss depending upon his holding period for the shares and upon the shares' subsequent appreciation or depreciation in the value.

     o Holiday will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised nonqualified stock option. The deduction generally will be allowed for by Holiday in the taxable year that the ordinary income is recognized by the optionee.

     RESTRICTED PLAN PURCHASES

     The tax principles applicable to the issuance of restricted shares under the 1999 program will be substantially the same as those summarized above for the exercise of non-statutory option grants in that they are both governed by
Section 83 of the Code. Restricted shares are not taxed at the time of grant unless the grantee elects to be taxed under Section 83(b) of the Code. When the restriction lapses, the grantee will have ordinary income equal to the fair market value of the shares on the vesting date. Alternatively, at the time of the grant, the grantee may elect under Section 83(b) of the Code to include as ordinary income in the year of the grant, an amount equal to the fair market value of the granted shares on the grant date. If the Section 83(b) election is made, the grantee will not recognize any additional income when the restriction lapses. Holiday will be entitled to an income tax deduction equal to the ordinary income recognized by the grantee in the year in which the grantee recognizes such income.

     EMPLOYEE STOCK PURCHASE PLAN PURCHASES

     The employee stock purchase plan is intended to be an employee stock purchase plan within the meaning of Section 423 of the Code. Under a Section 423 qualified plan, no taxable income will be recognized by a participant, and no deductions will be allowable to Holiday, in connection with the grant or the exercise of an outstanding purchase right. Taxable income will not be recognized until there is a
                                       23
sale or other disposition of the shares acquired under the plan or in the event the participant should die while still owning the purchased shares.

     If the participant sells or otherwise disposes of the purchased shares within two years after the start date of the purchase period in which the shares were acquired, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and Holiday will be entitled to an income tax deduction, for the taxable year in which the sale or disposition occurs, equal in amount to the excess.

     If the participant sells or disposes of the purchased shares more than two years after the start date of the purchase period in which the shares were acquired, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (1) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (2) 15% of the fair market value of the shares on the start date of that purchase period, and any additional gain upon the disposition will be taxed as a long-term capital gain. Holiday will not be entitled to any income tax deduction with respect to that sale or disposition.

     If the participant still owns the purchased shares at the time of death, the lesser of (1) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (2) 15% of the fair market value of the shares on the start date of the purchase period in which those shares were acquired will constitute ordinary income in the year of death.

     STOCK APPRECIATION RIGHTS

     A 1999 program participant who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. Holiday will be entitled to an income tax deduction equal to the appreciation distribution for in the taxable year that the ordinary income is recognized by the participant.

     STOCK RIGHTS

     Generally, a program participant who is granted other stock rights will recognize ordinary income in the year of the grant of the right, if a present transfer of stock or value is made to the participant, or in the year of payment, such as in the case of a dividend equivalent right. That income will generally be equal to the fair market value of the granted right or payment. Holiday will generally be entitled to an income tax deduction equal to the income recognized by the participant on the grant or payment date for the taxable year in which the ordinary income is recognized by the participant.

     DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     We anticipate that any compensation deemed paid by Holiday in connection with the disqualifying disposition of incentive stock option shares or the exercise of nonqualified stock options granted with exercise prices equal to the fair market value of the shares on the grant date will generally qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of Holiday. Accordingly, we believe all compensation deemed paid under the 1999 program with respect to those dispositions or exercises will remain deductible by Holiday without limitation under Code Section 162(m).

     ACCOUNTING TREATMENT

     Option grants or stock issuances with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in compensation expense to Holiday equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. The only exception to this are shares issued under the employee stock purchase plan. Under current accounting rules, the issuance of common stock under the employee stock purchase plan allows Holiday to continue to measure compensation cost of this plan using the intrinsic value. However, the impact of purchase rights granted under the employee stock purchase plan must be disclosed in pro forma financial statements to reflect their impact on reported earnings and earnings per share as if the fair value method had been applied. Compensation expense will be expensed over the period that the option shares or issued shares are to vest. Option grants or stock issuances at 100% of fair market value will not result in any charge to Holiday's earnings. Whether or not granted at a discount, the number of outstanding options may be a factor in determining Holiday's earnings per share on a diluted basis.

     Under a recently proposed amendment to the current accounting principles, option grants made to non-employee board members or consultants after December 15, 1998 will result in a direct charge to Holiday's reported earnings based upon the fair value of the option measured on the vesting date of each installment of the underlying option shares. The charge must include the appreciation in the value of the option shares over the period between the grant date of the option (or, if later, the effective date of the final amendment) and the vesting date of each installment of the option shares. In addition, if the proposed amendment is adopted, any options that are repriced after December 15, 1998 also will trigger a direct charge to Holiday's reported earnings measured by the appreciation in the value of the underlying shares over the period between the grant date of the repriced option (or, if later, the effective date of the final amendment) and the date the option is exercised.

     If an optionee is granted stock appreciation rights having no conditions upon exercisability other than a service or employment requirement, then those rights will result in compensation expense to Holiday.

     The foregoing outline is no more than a summary of the federal income tax and accounting provisions relating to the grant and exercise of options, stock awards and stock appreciation rights under the 1999 program and the sale of shares acquired under the 1999 program. Individual circumstances may vary these results. The federal income tax laws and regulations are constantly being amended, and each participant should rely upon his or her own tax counsel for advice concerning the federal income tax provisions applicable to the 1999 program.

     The board of directors believes it is in Holiday's best interests to approve the 1999 program which would allow Holiday to grant options and make other awards under the 1999 program to secure for Holiday the benefits of the additional incentive inherent in the ownership of shares of Holiday's common stock by key employees and to help Holiday secure and retain the services of key employees to enable compensation under the 1999 program to qualify as "performance-based" for purposes of Section 162(m) of the Code.

BOARD RECOMMENDATION

     The board of directors recommends a vote "FOR" this proposal.

     IF ANY OF THE REINCORPORATION PROPOSALS--PROPOSALS 1 THROUGH 7--ARE NOT APPROVED, THEN NONE OF THE REINCORPORATION PROPOSALS WILL BE ENACTED.

              PROPOSAL 7. APPROVE THE GRANT IN MAY 1999 OF OPTIONS
                             TO HOLIDAY'S DIRECTORS

     In May 1999, the board of directors approved the grant of options to purchase 10,000 shares to each of the seven directors who had served on the board of directors for at least three years. These proposed grants were made in consideration of the substantial work the directors had performed for Holiday in prior years. The exercise price for the options was the fair market value of Holiday's common stock on May 21, 1999 or $3.44. The options have a 10-year term and are not exercisable until May 17, 2000.

     As an issuer of securities quoted on the Nasdaq National Market, Holiday must comply with certain rules of the National Association of Securities Dealers, Inc. The Nasdaq Stock Market, Inc. for continued listing on the Nasdaq National Market. Under NASD Marketplace Rule 4460(i), Holiday must obtain stockholder approval of a plan or arrangement under which stock may be acquired by officers or directors, except for warrants or rights issued generally to security holders of the company or broadly based plans or arrangements including other employees. This requirement generally does not apply if the amount of securities which may be issued under the plan or arrangement does not exceed the lesser of (1) 1% of the number of shares of common stock, (2) 1% of the voting power outstanding, or (3) 25,000 shares. The stock option grants to the directors aggregate 70,000 shares. Accordingly, Holiday is seeking shareholder approval and authorization of:

     o    the grant of the stock options to the directors; and
     o    the issuance of shares to the directors upon exercise of the options.

     Principal effects of the approval and ratification of the options

     If shareholder approval is obtained, the option grants will become effective and Holiday would be permitted to issue shares of common stock upon exercise of the options under NASD Marketplace Rule 4460(i). The grant of the options to the directors was in consideration of past services. If the grants are not approved, Holiday may lose the services of the three directors who have continued to serve on the board of directors, Messrs. Clubbe, Kamm and McAlhaney.

     The issuance of common stock upon exercise of the options will likely cause dilution to the interests of the holders of common stock. Although the options were not dilutive on the date of grant--because the exercise price was equal to the fair market value of the common stock on those dates--as with all options, it is most likely that they will be exercised only when the stock price is in excess of the exercise price, in which case the issuance will be dilutive to other shareholders' interests.

     If Holiday does not obtain approval from its shareholders for the grant of the options, but Holiday nonetheless grants the options as described in this proposal, Nasdaq could delist Holiday's common stock from the Nasdaq National Market. Because the same NASD Marketplace Rule applies to the Nasdaq SmallCap Market, if this happens, the common stock could be traded in the over-the-counter market (1) on the OTC Bulletin Board, an electronic bulletin board established for securities that do not meet the Nasdaq National or SmallCap Market listing requirements, or (2) in what is commonly referred to as the "pink sheets" reporting mechanism of the National Quotation Bureau, Incorporated. If the common stock were delisted, its market price may be adversely impacted and shareholders may find it difficult to dispose, or obtain accurate quotations as to the market value, of your shares of common stock. In addition, Holiday may find it more difficult to obtain future financing.

     The board of directors believes it is in Holiday's best interests to approve the stock option grants to the directors to compensate the directors for their past service to Holiday and to secure for Holiday the benefits of the additional incentive inherent in the ownership of shares of Holiday's common stock by the continuing directors.

BOARD RECOMMENDATION

     The board of directors recommends a vote "FOR" this proposal.

     IF ANY OF THE REINCORPORATION PROPOSALS--PROPOSALS 1 THROUGH 7--ARE NOT APPROVED, THEN NONE OF THE REINCORPORATION PROPOSALS WILL BE ENACTED.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as to the shares of common stock owned as of November 17, 1999, by:

     (i) each person who beneficially owned more than five percent of the outstanding common stock of Holiday;

     (ii)  each director or director nominee;

     (iii) each of the CEO and each of the other four most highly compensated executive officers whose annual compensation exceeded $100,000; and

     (iv)  all the directors, directors nominees and officers as a group.

     Subject to community property laws where applicable, the person(s) as to whom the information is given had sole voting and investment power over the shares of common stock shown as beneficially owned. However, Holiday understands that each of Newton and Joanne Kindlund disclaim beneficial ownership of the other's stock. The share numbers and percentages are calculated on the basis of the number of outstanding securities on November 17, 1999, which was 7,206,500, plus securities underlying each holder's options, warrants and securities convertible into common stock which have been issued and were exercisable within sixty (60) days of November 17, 1999, in accordance with SEC Rule 13d-3. Under this rule, the proposed option grants to the directors made in May 1999, which are not exercisable for one year, are not included in the table. Unless a person beneficially owns more than one percent of the outstanding common stock, no percentage is presented in the table. The address of all officers and directors is 7851 Greenbriar Parkway, Orlando, Florida 32819. Michael S. Riley, the Chairman of Holiday, is the Chairman of Atlas Recreational Holdings, Inc. and, as a result, all shares owned by Atlas are presented as beneficially owned by Mr. Riley also.

                                                                                 OPTIONS
                                                   NUMBERS OF SHARES           INCLUDED IN
NAME AND ADDRESS                                  BENEFICIALLY OWNED             IN TOTAL          PERCENTAGE OF CLASS
-------------------------------------------     ------------------------    -------------------   --------------------
Atlas Recreational Holdings, Inc.                      4,158,244                                          57.86%
     701 Brickell Avenue,
     Suite 3120
     Miami, Florida 33131

Newton C. Kindlund                                       144,292                                            2.00
Joanne M. Kindlund                                       144,292                                            2.00
Michael S. Riley                                       4,158,244                                           57.86
W. Hardee McAlhaney                                      135,000                  125,000                   1.85
Paul G. Clubbe                                            50,000                                               *
David A. Kamm                                                  0                                               *
William E. Curtis                                              0                                               *
David J. Doerge                                                0                                               *
Ronald G. Huneycutt                                            0                                               *
All directors, director nominees
   and officers as  a group (11 persons)               4,631,828                 135,000                   63.26%

                                OTHER INFORMATION

EXECUTIVE COMPENSATION

     The table below sets forth the cash compensation including salaries, bonuses, contributions to retirement plans, premium paid on health and dental insurance plans and disability insurance plans, paid by Holiday for the years ended October 31, 1999, 1998, and 1997, to, or for the benefit of, the chief executive officer and each other executive officer whose aggregate cash compensation exceeded, or would have exceeded, $100,000 for the fiscal year ended October 31, 1999. Mr. Kindlund resigned as an officer of Holiday in June 1999 and Mr. McAlhaney was named chief executive officer concurrently with that resignation. Mr. Kindlund's options were granted to him in connection with his retention as a consultant following his resignation as an officer and director of Holiday.


                                          SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------------------------
                                                              ANNUAL                                  LONG-TERM
                                                           COMPENSATION                              COMPENSATION
                                            --------------------------------------  -----------------------------------------
                                                                     OTHER ANNUAL    RESTRICTED        STOCK
NAME AND                                     SALARY      BONUS       COMPENSATION       STOCK          OPTIONS       OTHER
PRINCIPAL POSITION                YEAR         ($)         ($)            ($)        AWARD(S) ($)       (#)           ($)
------------------------------  ---------   ----------- -----------  -------------   ------------     ---------      --------
  Newton C. Kindlund                1999     $  69,592   $ 59,666           --            --             40,000         --
      Chairman, President           1998       108,847       --             --            --                --          --
      Chief Executive Officer       1997       107,587       --             --            --                --          --

  W. Hardee McAlhaney               1999      $ 97,500   $ 88,128           --            --                --        $597
       President and Chief          1998        80,196     75,002           --            --                --         597
       Executive Officer            1997        81,437     52,477           --            --                --         597

     The salary figures include contributions by Holiday pursuant to an employee benefit plan established under Section 401(k) of the Internal Revenue Code in the amounts of $0, $2,859 and $3,181 for Mr. Kindlund for 1999, 1998 and 1997 respectively, and $0, $4,549 and $4,027 for Mr. McAlhaney for 1999, 1998 and 1997 respectively. Mr. McAlhaney's bonuses are based on Holiday's net income before taxes. The other compensation payable to Mr. McAlhaney consisted of Holiday's payment of a part of the premium on a term life insurance policy for Mr. McAlhaney whose sole beneficiary is designated by Mr. McAlhaney. The policy has no cash surrender value provisions.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table sets forth information concerning stock option grants made in the fiscal year ended October 31, 1999, to the individuals named in the Summary Compensation Table. There were no grants of SARs during the year. Mr. Kindlund's options were granted to him in connection with his retention as a consultant following his resignation as an officer and director of Holiday.


                                                                                                    POTENTIAL REALIZABLE
                                                                                                  VALUE AT ASSUMED ANNUAL
                                                                                                    RATES OF STOCK PRICE
                                                                                                  APPRECIATION FOR OPTION
                               INDIVIDUAL GRANTS                                                            TERM
---------------------------------------------------------------------------------------------------------------------------
                                                  PERCENT OF
                               NUMBER OF            TOTAL
                               SECURITIES        OPTIONS/SARS
                               UNDERLYING         GRANTED TO        EXERCISE OR
                                OPTIONS          EMPLOYEES IN       BASE PRICE      EXPIRATION
NAME                          GRANTED (#)        FISCAL YEAR          ($/SH)           DATE           5% ($)       10%($)
--------------------------    -------------     ---------------    -------------    ------------    ----------   ----------
Newton C. Kindlund               40,000             100%               $3.21          6/30/04        $35,600      $78,400


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES

     The following table sets forth information concerning the number and value of options held at October 31, 1999, by the individuals named in the Summary Compensation Table. There were no options or SARs exercised during fiscal 1999 and no SARs were held at year-end. The fiscal year-end values are based on a price of $4.313, the reported closing price of common stock on October 29, 1999.


                                              NUMBER OF SECURITIES                     VALUE OF UNEXERCISED
                                            UNDERLYING UNEXERCISED                     IN-THE-MONEY OPTIONS
                                              OPTIONS AT FY-END (#)                       FY-END ($)  (1)
                                   ----------------------------------------    ----------------------------------
NAME                               EXERCISABLE              UNEXERCISABLE      EXERCISABLE          UNEXERCISABLE
-----------------------            -----------              -------------      -----------          --------------
W. Hardee McAlhaney                  125,000                       --            $326,765                --
Newton C. Kindlund                      --                         --               --                   --
-----------------------------------------------------------------------------------------------------------------

DISCRETIONARY AND INCENTIVE BONUSES

     The board of directors awards discretionary cash bonuses to executive officers and other employees each year. Bonuses have been paid under various informal arrangements that have provided for the payment of stipulated amounts to some executive officers ratably during the fiscal year, fiscal year-end bonuses to some executive officers and to marketing and sales support personnel.

     Holiday has established an incentive bonus program for its employees with bonuses generally paid monthly or annually. Bonuses are primarily based on net pre-tax profits from the various profit centers within each dealership and are contingent upon continued employment with Holiday.

DIRECTORS FEES

     Directors who are not salaried employees of Holiday receive $500 for their attendance at each meeting of the board of directors and the annual shareholders meeting and $175 for their attendance at each committee meeting. The directors are reimbursed for their travel, lodging and food expense incurred when attending these meetings if the meetings are held in a location in excess of twenty five (25) miles from Holiday's principal place of business of Holiday in Orlando, Florida. Directors are also reimbursed for their travel, lodging and food expenses incurred when traveling on behalf of Holiday when requested to do so by an officer of Holiday or by the board of directors.

DIRECTORS' OPTIONS

     Each outside director serving on the board as of February 20, 1993 was granted an option for 10,000 shares of common stock of Holiday, exercisable after February 20, 1995. The exercise price was $1.81 per share, the price of Holiday's common stock at the time of the grant. A total of five (5) options were granted, one to each of five directors (total of 50,000 shares).

     In May 1999, the board of directors approved the grant of options to purchase 10,000 shares to each of the seven directors who had served on the board of directors for at least three years. These proposed grants were made in consideration of the substantial work the directors had performed for Holiday in prior years. The exercise price for the options was the fair market value of Holiday's common stock on May 21, 1999 or $3.44. The options have a ten-year term and are not exercisable until May 17, 2000.

CONSULTING AGREEMENTS

     In June 1999, following the Kindlund's sale of substantially all of their Holiday common stock and resignation from their management roles with Holiday, each of Joanne and Newton Kindlund entered into a consulting agreement with Holiday. The purposes for these agreements were to provide for the smooth transition of our management and support Holiday's current acquisition and expansion efforts. As consideration for the Kindlund's continued services, Holiday's board approved the grant to each of Joanne and Newton Kindlund of an option to purchase 40,000 shares of common stock. The exercise price for the options was the fair market value of Holiday's common stock on June 22, 1999, or $3.21. The options have a five-year term.

EMPLOYEE BENEFIT PLANS

     Holiday maintains a tax qualified, profit sharing and 401(k) employee investment plan. All employees who have attained 21 years of age and complete one year of service are eligible to participate in the plan. Plan participants must complete at least two (2) years of service to begin partial vesting, with total vesting occurring when a plan participant has completed five and one half (5-1/2) years of service to Holiday. Normal retirement age under the retirement plan is 65 years. The plan fiscal year ends October 31 each year.

     In fiscal 1999, there were no contributions made to the plan for the benefit of 140 plan participants. Annual contributions are made at the discretion of the board of directors, which typically occurs at the first board meeting following the end of the fiscal year. In fiscal 1998, $98,427 was contributed to the plan for the benefit of 115 plan participants.

     Prudential Bank and Trust Company (One Ravinia Drive, Ste. 1000, Atlanta, GA 30346, 770-551-6700), is the plan trustee. Holiday is the plan administrator.

     The plan document provides for contributions at the discretion of the board of directors, to be allocated to each plan participant in an amount not greater than 10% of each participant's compensation, subject to the annual contribution limitation of the top-heavy rules. Under the plan, compensation is broadly defined to include wages, salaries, bonuses, overtime and commissions. Amounts contributed to the plan by Holiday for the 1999, 1998 and 1997 plan years on behalf of the named individuals are included in the Executive Compensation Table, of this report are included in said table.

1987 INCENTIVE STOCK OPTION PLAN

     In August 1987, the board of directors adopted the 1987 incentive stock option plan which provides that Holiday may grant to officers and managerial employees of Holiday and its subsidiaries incentive stock options. The purpose of the plan is to provide Holiday with a means of attracting, retaining and increasing the incentive of officers and managerial employees by offering them the opportunity to invest in, or increase their investment in, Holiday. Options under the plan are designed to qualify under Section 422 of the Code. The plan terminated in August 1997.

     The plan is administered by the compensation advisory committee of the board of directors which was entitled to grant options to purchase up to an aggregate of 280,000 shares of common stock. The option exercise price was required to be at least 100% of the fair market value per share of common stock on the date of grant. The options are exercisable, as determined by the committee, over a period of time, but not more than ten years from the date of grant. Any option granted to an employee lapses following termination of employment; PROVIDED, HOWEVER, that in the discretion of the committee, employees have up to three (3) months following termination of employment to exercise options. In addition, upon the employee's permanent and total disability, any option granted to the employee may be exercised within 12 months following termination of employment because of disability. The plan provides for certain anti-dilution adjustments upon the occurrence of certain events.

     Five separate options for 25,000 shares each were granted under the plan to
W. Hardee McAlhaney, president, chief executive officer and a director of Holiday. The options were approved by the board of directors on the following dates and at the following option exercise prices:

            DATE                      SHARES            EXERCISE PRICE
       ----------------            ------------        ----------------
        May 23, 1994                  25,000                 $1.819
        February 20, 1993             25,000                 $1.813
        March 24, 1992                25,000                 $1.375
        November 17, 1990             25,000                 $1.625
        May 14, 1990                  25,000                 $2.500
                                   ------------
                                     125,000

BONUS STOCK

     In September 1987, Holiday issued 250,000 shares of common stock to various individuals including officers, directors and employees of Holiday for services rendered. These shares have certain restrictions and forfeiture provisions attached to them. Since September 1987, a number of recipients of those shares have terminated their employment with Holiday, resulting in their bonus shares being forfeited to Holiday. After September 1987, Holiday made additional awards of bonus shares to employees; however, no shares in excess of the initial 250,000 shares have been issued, since forfeited shares equaled or exceeded the number of bonus shares subsequently issued. Beginning with the year ended October 31, 1987, and over a period of two to five years the value of these shares were charged against earnings of Holiday. Holiday valued the shares initially issued at 50% of the initial public offering price of the common stock or $1.25. Shares issued subsequent to September 1987 were valued at 100% of the market value on the day of issue.

     The amount of shares awarded and fair market value assigned to the shares for the last three fiscal years are as follows:

                             BONUS STOCK
--------------------------------------------------------------------------------
                                                   FAIR MARKET VALUE AT TIME OF
  FISCAL YEAR          NUMBER SHARES AWARDED                  AWARD
--------------      ---------------------------- -------------------------------
     1999                      --                              --
     1998                      --                              --
     1997                    5,000                          $11,250

     The bonus stock awards listed above require a two-year vesting and employment period. As of October 31, 1999, 218,700 shares had been granted pursuant to the plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      Holiday's compensation advisory committee consisted of Messrs. W. Hardee McAlhaney, James P. Williams and Roy W. Parker until June 30, 1999. Messrs. Williams and Parker resigned as directors on June 30, 1999. Mr. McAlhaney resigned as a committee member on August 20, 1999, and Michael S. Riley was appointed to the committee on that date. On August 20, 1999, Ronald G. Huneycutt, the secretary and a director appointee, and Patrick R. McNair, the chief financial officer, were also appointed as EX OFFICIO members of the committee. Mr. McAlhaney is the president and chief executive officer of Holiday and Mr. Riley is the chairman of the board.

                        SOLICITATION EXPENSES AND MANNER

     All expenses in connection with the solicitation of proxies will be borne by Holiday. In addition to the use of the mails, solicitations may be made by regular employees of Holiday, by telephone, telegraph or personal contact, without additional compensation.

                              SHAREHOLDER PROPOSALS

     Holiday anticipates holding an annual meeting in March 2000. In order to be considered for inclusion in the proxy materials to be distributed in connection with the next annual meeting of shareholders of Holiday, under Rule 14a-8, shareholder proposals for such meeting must be submitted to Holiday no later than October 31, 1999. If the reincorporation proposals are approved, notice of shareholder proposals submitted outside the provisions of Rule 14a-8 will be considered untimely if they are not submitted by December 17, 1999.

                                  OTHER MATTERS

     So far as now known, there is no business other than that described in this proxy statement to be presented for action by the shareholders at the meeting, but it is intended that the proxies will be voted upon any other matters and proposals that may legally come before the meeting or any adjournment thereof, in accordance with the discretion of the persons named in the proxies.

                                     By Order of the Board of Directors of
                                     HOLIDAY RV SUPERSTORES, INCORPORATED

                                     By: /s/ RONALD G. HUNEYCUTT
                                        ----------------------------------
                                             Ronald G. Huneycutt
                                             Secretary

November 26, 1999

                                   APPENDIX A
                          AGREEMENT AND PLAN OF MERGER

     This AGREEMENT AND PLAN MERGER (the "Agreement"), dated as of November 23, 1999, is entered into by and between Holiday RV Superstores, Incorporated, a Florida corporation ("Holiday Florida") and Holiday RV Superstores, Inc., a Delaware corporation ("Holiday-Delaware").

                                   WITNESSETH:

     WHEREAS, Holiday Florida is a corporation duly organized and existing under the laws of the State of Florida;

     WHEREAS, the respective Boards of Directors of Holiday Florida and Holiday Delaware have determined that it is advisable and in the best interests of each of such corporations that Holiday Florida merge with and into Holiday Delaware (the "Merger") upon the terms and subject to the conditions set forth in this Agreement for the purpose of effecting the change of the state of incorporation of Holiday Florida from Florida to Delaware;

     WHEREAS, the respective Boards of Directors of Holiday Florida and Holiday Delaware have, by resolutions duly adopted, approved this Agreement, subject to the approval of the shareholders of each of Holiday Delaware and Holiday Florida; and

     WHEREAS, this Agreement is intended as a tax free plan of reorganization within the meaning of Section 368 of the Internal Revenue Code.

     NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Holiday Florida and Holiday Delaware hereby agree as follows:

     1. MERGER. Holiday Florida shall be merged with and into Holiday Delaware and Holiday Delaware shall be the surviving corporation (hereinafter sometimes referred to as the "Surviving Corporation"). The Merger shall become effective upon the date and time when this Agreement is made effective in accordance with applicable law (the "Effective Time").

     2. GOVERNING DOCUMENTS; EXECUTIVE OFFICERS AND DIRECTORS. The Certificate of Incorporation of Holiday Delaware, from and after the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof and applicable laws. The Bylaws of Holiday Delaware from and after the Effective Time, shall be the Bylaws of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof, or the Certificate of Incorporation of the Surviving Corporation and applicable laws. The executive officers, directors and members of committees of the Board of Directors of Holiday Florida, as of the Effective Time, shall become the executive officers, directors and members of committees of the Board of Directors of the Surviving Corporation, from and after the Effective Time, until their respective successors have been duly elected and qualify, unless they earlier die, resign or are removed.

     3. SUCCESSION. At the Effective Time, the separate corporate existence of Holiday Florida shall cease, and Holiday Delaware shall possess all the rights, privileges, powers and franchises of a public and private nature of Holiday Florida; and all property, real, personal and mixed, and all debts due to Holiday Florida on whatever account, as well as for share subscriptions as all other things in action belonging to Holiday Florida, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every interest shall be thereafter as effectually the property of the Surviving
                                      A-1

Corporation as they were of Holiday Florida, and the title to any real estate vested by deed or otherwise in Holiday Florida shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of Holiday Florida shall be preserved unimpaired, and all debts, liabilities and duties of Holiday Florida shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it. All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of Holiday Florida its shareholders, Board of Directors and committees thereof, officers and agents which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as the acts, plans, policies, agreements, approvals and authorizations of the Surviving Corporation and shall be as effective and binding thereon as the same were with respect to Holiday Florida. The employees and agents of Holiday Florida shall become the employees and agents of the Surviving Corporation and continue to be entitled to the same rights and benefits which they enjoyed as employees and agents of Holiday Florida. The requirements of any plans or agreements of Holiday Florida involving the issuance or purchase by Holiday Florida of certain shares of its capital stock shall be satisfied by the issuance or purchase of a like number of shares of the Surviving Corporation.

     4. FURTHER ASSURANCES. From time to time, as and when required by the Surviving Corporation or by its successors or assigns, there shall be executed and delivered on behalf of Holiday Florida such deeds and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate, advisable or necessary in order to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Holiday Florida, and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of Holiday Florida or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     5. CONVERSION OF SHARES. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof:

                  (a) Each share of the common stock, par value $.01 per share (the "Holiday Florida Common Stock") of Holiday Florida outstanding immediately prior to the Effective Time shall be changed and converted into and shall be one fully paid and nonassessable share of common stock, par value $.01 per share (the "Holiday Delaware Common Stock") of Holiday Delaware and no fractional shares shall be issued and fractions of half or more shall be rounded to a whole share and fractions of less than half shall be disregarded, such that the issued and outstanding capital stock of Holiday Delaware resulting from the conversion of the capital stock of Holiday Florida upon the Effective Time shall be equal to the number of shares of Common Stock at that time; and

                  (b) As of the Effective Time, Holiday Delaware hereby assumes all obligations under any and all employee benefit plans of Holiday Florida in effect as of the Effective Time or with respect to which employee rights or accrued benefits are outstanding as of the Effective Time and shall continue the stock option plans of Holiday Florida. Each outstanding and unexercised option, warrant or other right to purchase, or security convertible into Holiday Florida Common Stock shall become an option, warrant or right to purchase, or a security convertible into the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each share of Holiday Florida Common Stock issuable pursuant to any such option, warrant or stock purchase right or convertible security, on the same terms and conditions and at an exercise or conversion price per share equal to the exercise or conversion price per share applicable to any such Holiday Florida option, warrant, stock purchase right or other convertible security at the Effective Time. A number of shares of the Surviving Corporation's

          Common Stock shall be reserved for issuance upon the exercise of options, warrants, stock purchase rights and convertible securities equal to the number of shares of Holiday Florida Common Stock so reserved immediately prior to the Effective Time.

                  (c) The shares of Holiday Delaware Common Stock presently issued and outstanding in the name of Holiday Florida shall be canceled and retired and resume the status of authorized and unissued shares of Holiday Delaware Common Stock, and no shares of Holiday Delaware Common Stock or other securities of Holiday Florida shall be issued in respect thereof.

     6. STOCK CERTIFICATES. As of and after the Effective Time, all of the outstanding certificates which, immediately prior to the Effective Time, represented shares of Holiday Florida Common Stock shall be deemed for all purposes to evidence ownership of, and to represent, shares of Holiday Delaware Common Stock into which the shares of Holiday Florida Common Stock formerly represented by such certificates, have been converted as herein provided. The registered owner on the books and records of the Surviving Corporation or its transfer agents of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agents, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Holiday Delaware Common Stock evidenced by such outstanding certificate as above provided.

     7. SHAREHOLDER APPROVAL. This Agreement has been approved by Holiday Florida under Section 607.1103 of the Florida Business Corporation Act by the shareholders representing in excess of 50% of the issued and outstanding voting securities of Holiday Florida entitled to vote on this Agreement. This Agreement has been approved by Holiday Delaware under Section 253 of the General Corporation Law of the State of Delaware. The signature of Holiday Florida on this Agreement shall constitute its written consent as sole shareholder of Holiday Delaware, to this Agreement and the Merger.

     8. AMENDMENT. To the full extent permitted by applicable law, this Agreement may be amended, modified or supplemented by written agreement of the parties hereto, either before or after approval of the shareholders of the constituent corporations and at any time prior to the Effective Time with respect to any of the terms contained herein.

     9. ABANDONMENT. At any time prior to the Effective Time, this Agreement may be terminated and the Merger may be abandoned by the Boards of Directors of Holiday Florida or Holiday Delaware, notwithstanding approval of this Agreement by the shareholders of Holiday Delaware or by the shareholders of Holiday Florida, or both, if, in the opinion of either of the Boards of Directors of Holiday Florida or Holiday Delaware, circumstances arise which in the opinion of such Boards of Directors, make the Merger for any reason inadvisable.

     10. COUNTERPARTS. In order to facilitate the filing and recording of this Agreement, the same may be executed in two or more counterparts, each of which shall be deemed to be an original and the same agreement.

     11. FLORIDA APPOINTMENT. Holiday Delaware hereby agrees that it may be served with process in the State of Florida in any action or special proceeding for enforcement of any liability or obligation of Holiday Florida or Holiday Delaware arising from the Merger. Holiday Delaware appoints the Secretary of State of the State of Florida as its agent to accept service of process in any such suit or other proceeding and a copy of such process shall be mailed by the Secretary of State of Florida to Holiday Delaware at 7851 Greenbriar Parkway, Orlando, Florida 32819.

     12. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     IN WITNESS WHEREOF, Holiday Florida and Holiday Delaware have caused this Agreement to be executed and delivered at Orlando, Florida by their respective duly authorized officers as of the date first above written.

                                    HOLIDAY RV SUPERSTORES, INCORPORATED

                                    a Florida corporation

                                    By: /s/ MICHAEL S. RILEY
                                        ------------------------
                                            Michael S.  Riley
                                            Chairman

                                    HOLIDAY RV SUPERSTORES, INC.,

                                    a Delaware corporation

                                    By: /s/ MICHAEL S. RILEY
                                        ------------------------
                                             Michael S.  Riley
                                             Chairman

                                   APPENDIX B

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                          HOLIDAY RV SUPERSTORES, INC.


         Sherrie Smith hereby certifies that:

         1. The original name of this corporation is Holiday RV Superstores, Inc. and that the date of filing the original Certificate of Incorporation of this corporation with the Secretary of the State of Delaware is October 19, 1999.

         2. She is the incorporator of Holiday RV Superstores, Inc., a Delaware corporation.

         3. The Certificate of Incorporation of this corporation is hereby amended and restated to read as follows:

         FIRST:  The name of the Corporation is:  Holiday RV Superstores, Inc.

         SECOND: The address of the registered office of the Corporation in the State of Delaware shall be at Corporation Service Company, 1013 Centre Road, City of Wilmington, County of New Castle, Delaware 19805. The name and address of the Corporation's registered agent in the State of Delaware is Corporation Service Company, 1013 Centre Road, City of Wilmington, County of New Castle, Delaware 19805.

         THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the General Corporation Law of the State of Delaware.

         FOURTH:

                  1. The total number of shares of stock which the Corporation shall have authority to issue is Twenty-Five Million (25,000,000) shares, consisting of Twenty-Three Million (23,000,000) shares of Common Stock, par value $.01 per share (the "Common Stock"), and Two Million (2,000,000) shares of Preferred Stock, par value $.01 per share (the "Preferred Stock").

                  2. Shares of Preferred Stock may be issued from time to time in one or more series as may be established from time to time by resolution of the Board of Directors of the Corporation (the "Board of Directors"), each of which series shall consist of such number of shares and have such distinctive designation or title as shall be fixed by resolution of the Board of Directors prior to the issuance of any shares of such series. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution of the Board of Directors providing for the issuance of such series of Preferred Stock. The Board of Directors is further authorized to increase or decrease (but not below the number of shares of such class or series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series.

         FIFTH: In furtherance and not in limitation of the powers conferred by statute and subject to Article Sixth hereof, the Board of Directors is expressly authorized to adopt, repeal, rescind, alter or amend in any respect the Bylaws of the Corporation (the "Bylaws").

         SIXTH: Notwithstanding Article Fifth hereof, the Bylaws may be adopted, rescinded, altered or amended in any respect by the stockholders of the Corporation, but only by the affirmative vote of the holders of not less than a majority of the voting power of all outstanding shares of voting stock regardless of class and voting together as a single voting class.

         SEVENTH: The business and affairs of the Corporation shall be managed by and under the direction of the Board of Directors. Except as may otherwise be provided pursuant to Section 2 of Article Fourth hereof in connection with rights to elect additional directors under specified circumstances which may be granted to the holders of any series of Preferred Stock, the exact number of directors of the Corporation shall be determined from time to time by a Bylaw or amendment thereto provided that the number of directors shall not be reduced to less than three (3), except that there need be only as many directors as there are stockholders in the event that the outstanding shares are held of record by fewer than three (3) stockholders. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

         EIGHTH:

                  1. The directors, other than those who may be elected pursuant to Section 2 of Article Fourth hereof in connection with rights to elect such additional directors under specified circumstances which may be granted to the holders of any series of Preferred Stock, shall be classified with respect to the time for which they severally hold office into three classes, as nearly equal in number as possible, and designated as Class I, Class II and Class III, commencing at the first annual meeting of stockholders after the effective date of this Certificate of Incorporation under Section 103 of the Delaware General Corporation Law (hereinafter, the "First Meeting"). The directors first appointed to Class I at the First Meeting shall hold office for a term expiring at the annual meeting of the stockholders immediately following the First Meeting; the directors first appointed to Class II shall hold office for a term expiring at the second annual meeting of the stockholders following the First Meeting; and the directors first appointed to Class III shall hold office for a term expiring at the third annual meeting of the stockholders following the First Meeting. Members of each class shall hold office until their successors are elected and qualified or until such member's death, resignation or removal. Thereafter, at each succeeding annual meeting of the stockholders of the Corporation, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election, and until their successors are elected and qualified or until their death, resignation or removal. Notwithstanding the foregoing, if at the time of any annual meeting of stockholders, the Corporation is prohibited by applicable law from having a classified Board of Directors, all of the directors shall be elected at such annual meeting for a one year term only. If at the time of any subsequent annual meeting of stockholders the Corporation is no longer prohibited by applicable law from having a classified Board of Directors, the Board of Directors shall again be classified in accordance with the first sentence of this paragraph, and at such annual meeting directors initially elected shall be elected to serve in either Class I, Class II or Class III to hold office for a term expiring at the first, second or third succeeding annual meeting of the stockholders, respectively; thereafter successors to each Class shall be elected in the accordance with the fourth sentence of this paragraph. No decrease in the authorized number of directors shall shorten the term of any incumbent director; and additional directors, elected pursuant to Section 2 of Article Fourth hereof in connection with rights to elect such additional directors under specified circumstances which may be granted to the holders of any series of Preferred Stock, shall not be included in any class, but shall serve for such term or terms and pursuant to such other provisions as are specified in the resolution of the Board of Directors establishing such series.

                  2. Any stockholder proposals and nominations for the election of a director by a stockholder shall be delivered to the Corporate Secretary of the Corporation no less than ninety (90) days nor more than one hundred twenty
(120) days in advance of the first anniversary of the Corporation's annual meeting held in the prior year, provided, however, in the event the Corporation shall not have had an annual meeting in the prior year, such notice shall be delivered no less than ninety (90) days nor more than one hundred twenty (120) days in advance of March 15 of the current year. Such stockholder nominations must contain (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director at the annual meeting: (w) the name, age, business address and residence address of the proposed nominee, (x) the principal occupation or employment or the proposed nominee, (y) the class and number of shares of capital stock of the Corporation which are beneficially owned by the proposed nominee, and (z) any other information relating to the proposed nominee that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended; and (b) as to the stockholder giving notice of nominees for election at the annual meeting, (x) the name and record address of the stockholder, and (y) the class and number of shares of capital stock of the Corporation which are beneficially owned by the stockholder.

         NINTH: Except as may otherwise be provided pursuant to Section 2 of Article Fourth hereof in connection with rights to elect additional directors under specified circumstances which may be granted to the holders of any series of Preferred Stock, newly created directorships resulting from any increase in the number of directors, or any vacancies on the Board of Directors resulting from death, resignation, removal or other causes, shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified or until such director's death, resignation or removal, whichever first occurs.

         TENTH: Except for such additional directors as may be elected by the holders of any series of Preferred Stock pursuant to the terms thereof established by a resolution of the Board of Directors pursuant to Article Fourth hereof, any director may be removed from office with or without cause and only by the affirmative vote of the holders of not less than 50% of the voting power of all outstanding shares of voting stock entitled to vote in connection with the election of such director regardless of class and voting together as a single voting class.

         ELEVENTH: Meetings of stockholders of the Corporation may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision of applicable law) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws.

         TWELFTH: For the purposes of this Certificate of Incorporation, the terms "affiliate," "associate," "control," "interested stockholder," "owner," "person" and "voting stock" shall have the meanings set forth in Section 203(c) of the Delaware General Corporation Law.

         THIRTEENTH: The provisions set forth in this Article Thirteenth and in Articles Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth and Eleventh hereof may not be repealed, rescinded, altered or amended in any respect, and no other provision or provisions may be adopted which impair(s) in any respect the operation or effect of any such provision, except by the affirmative vote of the holders of a majority of the voting power of all outstanding shares of voting stock regardless of class and voting together as a single voting class, and, where such action is proposed by an interested stockholder or by any associate or affiliate of an interested stockholder, the affirmative vote of the holders of a majority of the voting power of all outstanding shares of voting stock, regardless of class and voting together as a single class, other than shares held by the interested stockholder which proposed (or the affiliate or associate of which proposed) such action, or any affiliate or associate of such interested stockholder.

         FOURTEENTH: The Corporation reserves the right to adopt, repeal, rescind, alter or amend in any respect any provision contained in this Certificate in the manner now or hereafter prescribed by applicable law, and all rights conferred on stockholders herein are granted subject to this reservation. Notwithstanding the preceding sentence, the provisions set forth in Articles Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh and Thirteenth may not be repealed, rescinded, altered or amended in any respect, and no other provision or provisions may be adopted which impair(s) in any respect the operation or effect of any such provision, unless such action is approved as specified in Article Thirteenth hereof.

         FIFTEENTH: No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the Delaware General Corporation Law, or (d) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Delaware General Corporation Law. Any repeal or modification of this Section by the stockholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

         SIXTEENTH: No contract or other transaction of the Corporation with any other person, firm or corporation, or in which this corporation is interested, shall be affected or invalidated by: (a) the fact that any one or more of the directors or officers of the Corporation is interested in or is a director or officer of such other firm or corporation; or, (b) the fact that any director or officer of the Corporation, individually or jointly with others, may be a party to or may be interested in any such contract or transaction, so long as the contract or transaction is authorized, approved or ratified at a meeting of the Board of Directors by sufficient vote thereon by directors not interested therein, to which such fact of relationship or interest has been disclosed, or the contract or transaction has been approved or ratified by vote or written consent of the stockholders entitled to vote, to whom such fact of relationship or interest has been disclosed, or so long as the contract or transaction is fair and reasonable to the Corporation. Each person who may become a director or officer of the Corporation is hereby relieved from any liability that might otherwise arise by reason of his contracting with the Corporation for the benefit of himself or any firm or corporation in which he may in any way be interested.

         SEVENTEENTH: The name and mailing address of the incorporator is Sherrie Smith, 800 Anacapa Street, Santa Barbara, California 93101.

         4. This Restated Certificate of Incorporation has been duly approved by the incorporator of this corporation.

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

         5. The Corporation has not received any payment for any of its stock and this Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Sections 241 and 245 of the General Corporation Law of the State of Delaware by the incorporator of this Corporation.

         IN WITNESS WHEREOF, Holiday RV Superstores, Inc. has caused this Restated Certificate of Incorporation to be signed by the incorporator in Santa Barbara, California on this 23rd day of November, 1999.

                                              HOLIDAY RV SUPERSTORES, INC.


                                              By: /s/ SHERRIE SMITH
                                                  ---------------------
                                                       Sherrie Smith
                                                       Incorporator

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

                                    APPENDIX C

                                     BYLAWS
                                       OF

                          HOLIDAY RV SUPERSTORES, INC.
                            (A DELAWARE CORPORATION)

     The following are the Bylaws of HOLIDAY RV SUPERSTORES, INC., a Delaware corporation (the "Corporation"), effective as of January 7, 2000, after approval by the Corporation's Board of Directors and stockholders:

                                    ARTICLE I

                                     OFFICES

     SECTION 1.01. PRINCIPAL EXECUTIVE OFFICE. The principal executive office of the Corporation shall be located at 7851 Greenbriar Parkway, Orlando, Florida 32819. The Board of Directors of the Corporation (the "Board of Directors") may change the location of said principal executive office.

     SECTION 1.02. OTHER OFFICES. The Corporation may also have an office or offices at such other place or places, either within or without the State of Delaware, as the Board of Directors may from time to time determine or as the business of the Corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

     SECTION 2.01. ANNUAL MEETINGS. The annual meeting of stockholders of the Corporation shall be held at a date and at such time as the Board of Directors shall determine. At each annual meeting of stockholders, directors shall be elected in accordance with the provisions of Section 3.03 hereof and any other proper business may be transacted.

     SECTION 2.02. SPECIAL MEETINGS. Special meetings of stockholders for any purpose or purposes may be called at any time by a majority of the Board of Directors, by the Chairman of the Board, the President or by holders of not less than ten percent (10%) of the voting power of all outstanding shares of voting stock regardless of class and voting together as a single voting class. The term "voting stock" as used in these Bylaws shall have the meaning set forth in
Section 203(c) of the Delaware General Corporation Law. Special meetings may not be called by any other person or persons. Each special meeting shall be held at such date and time as is requested by the person or persons calling the meeting, within the limits fixed by law.

     SECTION 2.03. PLACE OF MEETINGS. Each annual or special meeting of stockholders shall be held at such location as may be determined by the Board of Directors or, if no such determination is made, at such place as may be determined by the Chairman of the Board. If no location is so determined, any annual or special meeting shall be held at the principal executive office of the Corporation.

     SECTION 2.04. NOTICE OF MEETINGS. Written notice of each annual or special meeting of stockholders stating the date and time when, and the place where, it is to be held shall be delivered either personally or by mail to stockholders entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting. The purpose or purposes for which the meeting is called

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

may, in the case of an annual meeting, and shall, in the case of a special meeting, also be stated. If mailed, such notice shall be directed to a stockholder at his address as it shall appear on the stock books of the Corporation, unless he shall have filed with the Secretary of the Corporation a written request that notices intended for him be mailed to some other address, in which case such notice shall be mailed to the address designated in such request.

     SECTION 2.05. CONDUCT OF MEETINGS. All annual and special meetings of stockholders shall be conducted in accordance with such rules and procedures as the Board of Directors may determine subject to the requirements of applicable law and, as to matters not governed by such rules and procedures, as the chairman of such meeting shall determine. The chairman of any annual or special meeting of stockholders shall be the Chairman of the Board. The Secretary, or in the absence of the Secretary, a person designated by the Chairman of the Board, shall act as secretary of the meeting.

     SECTION 2.06. QUORUM. At any meeting of stockholders of the Corporation, the presence, in person or by proxy, of the holders of record of a majority of the shares then issued and outstanding and entitled to vote at the meeting shall constitute a quorum for the transaction of business; provided, however, that this Section 2.06 shall not affect any different requirement which may exist under statute, pursuant to the rights of any authorized class or series of stock, or under the Certificate of Incorporation of the Corporation, as amended or restated from time to time (the "Certificate"), for the vote necessary for the adoption of any measure governed thereby.

     In the absence of a quorum, the stockholders present in person or by proxy, by majority vote and without further notice, may adjourn the meeting from time to time until a quorum is attained. At any reconvened meeting following such adjournment at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

     SECTION 2.07. VOTES REQUIRED. The affirmative vote of a majority of the shares present in person or represented by proxy at a duly called meeting of stockholders f the Corporation, at which a quorum is present and entitled to vote on the subject matter, shall be sufficient to take or authorize action upon any matter which may properly come before the meeting, except that the election of directors shall be by plurality vote, unless the vote of a greater or different number thereof is required by statute, by the rights of any authorized class of stock or by the Certificate.

     Unless the Certificate or a resolution of the Board of Directors adopted in connection with the issuance of shares of any class or series of stock provides for a greater or lesser number of votes per share, or limits or denies voting rights, each outstanding share of stock, regardless of class or series, shall be entitled to one (l) vote on each matter submitted to a vote at a meeting of stockholders.

     SECTION 2.08. PROXIES. A stockholder may vote the shares owned of record by him either in person or by proxy executed in writing (which shall include writings sent by telex, telegraph, cable or facsimile transmission) by the stockholder himself or by his duly authorized attorney-in-fact. No proxy shall be valid after three (3) years from its date, unless the proxy provides for a longer period. Each proxy shall be in writing, subscribed by the stockholder or his duly authorized attorney-in-fact, and dated, but it need not be sealed, witnessed or acknowledged.

     SECTION 2.09. ACTION BY WRITTEN CONSENT. Any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Notice of the taking of such action shall be given promptly to each stockholder that would have been entitled to vote thereon at a meeting of stockholders and that did not consent thereto in writing.

     SECTION 2.10. LIST OF STOCKHOLDERS. The Secretary of the Corporation shall prepare and make (or cause to be prepared and made), at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of, and the number of shares registered in the name of, each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the duration thereof, and may be inspected by any stockholder who is present.

     SECTION 2.11. INSPECTORS OF ELECTION. In advance of any meeting of stockholders, the Board of Directors may appoint inspectors of election to act at such meeting or at any adjournment or adjournments thereof. If such inspectors are not so appointed or fail or refuse to act, the chairman of any such meeting may (and, upon the demand of any stockholder or stockholder's proxy, shall) make such an appointment.

     The number of inspectors of election shall be one (1) or three (3). If there are three (3) inspectors of election, the decision, act or certificate of a majority shall be effective and shall represent the decision, act or certificate of all. No such inspector need be a stockholder of the Corporation.

     Subject to any provisions of the Certificate of Incorporation, the inspectors of election shall determine the number of shares outstanding, the voting power of each, the shares represented at the meeting, the existence of a quorum and the authenticity, validity and effect of proxies; they shall receive votes, ballots or consents, hear and determine all challenges and questions in any way arising in connection with the right to vote, count and tabulate all votes or consents, determine when the polls shall close and determine the result; and finally, they shall do such acts as may be proper to conduct the election or vote with fairness to all stockholders. On request, the inspectors shall make a report in writing to the secretary of the meeting concerning any challenge, question or other matter as may have been determined by them and shall execute and deliver to such secretary a certificate of any fact found by them.

     SECTION 2.12 NOTICE OF STOCKHOLDERS ACTION. Any stockholder proposal or nomination for the election of a director by a stockholder shall be delivered to the Corporate Secretary of the Corporation no less than ninety (90) days nor more than one hundred twenty (120) days in advance of the first anniversary of the Corporation's annual meeting held in the prior year, provided, however, in the event the Corporation shall not have had an annual meeting in the prior year, such notice shall be delivered no less than ninety (90) days nor more than one hundred twenty (120) days in advance of March 15 of the current year. Such stockholder nominations must contain (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director at the annual meeting: (w) the name, age, business address and residence address of the proposed nominee, (x) the principal occupation or employment or the proposed nominee, (y) the class and number of shares of capital stock of the Corporation which are beneficially owned by the proposed nominee, and (z) any other information relating to the proposed nominee that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended; and (b) as to the stockholder giving notice of nominees for election at the annual meeting, (x) the name and record address of the stockholder, and (y) the class and number of shares of capital stock of the Corporation which are beneficially owned by the stockholder.

                                   ARTICLE III

                                    DIRECTORS

     SECTION 3.01. POWERS. The business and affairs of the Corporation shall be managed by and be under the direction of the Board of Directors. The Board of Directors shall exercise all the powers of the Corporation, except those that are conferred upon or reserved to the stockholders by statute, the Certificate of Incorporation or these Bylaws.

     SECTION 3.02. NUMBER. The number of directors shall be fixed from time to time by resolution of the Board of Directors but shall not be less than three
(3) nor more than nine (9).

     SECTION 3.03. ELECTION AND TERM OF OFFICE. Each director shall serve until his successor is elected and qualified or until his death, resignation or removal, no decrease in the authorized number of directors shall shorten the term of any incumbent director, and additional directors elected in connection with rights to elect such additional directors under specified circumstances which may be granted to the holders of any series of Preferred Stock shall not be included in any class, but shall serve for such term or terms and pursuant to such other provisions as are specified in the resolution of the Board of Directors establishing such series.

     SECTION 3.04. ELECTION OF CHAIRMAN OF THE BOARD. At the organizational meeting immediately following the annual meeting of stockholders, the directors shall elect a Chairman of the Board from among the directors who shall hold office until the corresponding meeting of the Board of Directors in the next year and until his successor shall have been elected or until his earlier resignation or removal. Any vacancy in such office may be filled for the unexpired portion of the term in the same manner by the Board of Directors at any regular or special meeting.

     SECTION 3.05. REMOVAL. Any director may be removed from office only as provided in the Certificate of Incorporation.

     SECTION 3.06. VACANCIES AND ADDITIONAL DIRECTORSHIPS. Newly created directorships resulting from death, resignation, disqualification, removal or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

     SECTION 3.07. REGULAR AND SPECIAL MEETINGS. Regular meetings of the Board of Directors shall be held immediately following the annual meeting of the stockholders; without call at such time as shall from time to time be fixed by the Board of Directors; and as called by the Chairman of the Board in accordance with applicable law.

     Special meetings of the Board of Directors shall be held upon call by or at the direction of the Chairman of the Board, the President or any two (2) directors, except that when the Board of Directors consists of one (1) director, then the one director may call a special meeting. Except as otherwise required by law, notice of each special meeting shall be mailed to each director, addressed to him at his residence or usual place of business, at least three days before the day on which the meeting is to be held, or shall be sent to him at such place by telex, telegram, cable, facsimile transmission or telephoned or delivered to him personally, not later than the day before the day on which the meeting is to be held. Such notice shall state the time and place of such meeting, but need not state the purpose or purposes thereof, unless otherwise required by law, the Certificate of Incorporation or these Bylaws ("Bylaws").

     Notice of any meeting need not be given to any director who shall attend such meeting in person (except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened) or who shall waive notice thereof, before or after such meeting, in a signed writing.

     SECTION 3.08. QUORUM. At all meetings of the Board of Directors, a majority of the fixed number of directors shall constitute a quorum for the transaction of business, except that when the Board of Directors consists of one (1) director, then the one director shall constitute a quorum.

     In the absence of a quorum, the directors present, by majority vote and without notice other than by announcement, may adjourn the meeting from time to time until a quorum shall be present. At any reconvened meeting following such an adjournment at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

     SECTION 3.09. VOTES REQUIRED. Except as otherwise provided by applicable law or by the Certificate of Incorporation, the vote of a majority of the directors present at a meeting duly held at which a quorum is present shall be sufficient to pass any measure.

     SECTION 3.10. PLACE AND CONDUCT OF MEETINGS. Each regular meeting and special meeting of the Board of Directors shall be held at a location determined as follows: The Board of Directors may designate any place, within or without the State of Delaware, for the holding of any meeting. If no such designation is made: (a) any meeting called by a majority of the directors shall be held at such location, within the county of the Corporation's principal executive office, as the directors calling the meeting shall designate; and (b) any other meeting shall be held at such location, within the county of the Corporation's principal executive office, as the Chairman of the Board may designate or, in the absence of such designation, at the Corporation's principal executive office. Subject to the requirements of applicable law, all regular and special meetings of the Board of Directors shall be conducted in accordance with such rules and procedures as the Board of Directors may approve and, as to matters not governed by such rules and procedures, as the chairman of such meeting shall determine. The chairman of any regular or special meeting shall be the Chairman of the Board, or, in his absence, a person designated by the Board of Directors. The Secretary, or, in the absence of the Secretary, a person designated by the chairman of the meeting, shall act as secretary of the meeting.

     SECTION 3.11. FEES AND COMPENSATION. Directors shall be paid such compensation as may be fixed from time to time by resolution of the Board of
Directors: (a) for their usual and contemplated services as directors; (b) for their services as members of committees appointed by the Board of Directors, including attendance at committee meetings as well as services which may be required when committee members must consult with management staff; and (c) for extraordinary services as directors or as members of committees appointed by the Board of Directors, over and above those services for which compensation is fixed pursuant to items (a) and (b) in this Section 3.11. Compensation may be in the form of an annual retainer fee or a fee for attendance at meetings, or both, or in such other form or on such basis as the resolutions of the Board of Directors shall fix. Directors shall be reimbursed for all reasonable expenses incurred by them in attending meetings of the Board of Directors and committees appointed by the Board of Directors and in performing compensable extraordinary services. Nothing contained herein shall be construed to preclude any director from serving the Corporation in any other capacity, such as an officer, agent, employee, consultant or otherwise, and receiving compensation therefor.

     SECTION 3.12. COMMITTEES OF THE BOARD OF DIRECTORS. To the full extent permitted by applicable law, the Board of Directors may from time to time establish committees, including, but not limited to, standing or special committees and an executive committee with authority and responsibility for bookkeeping, with authority to act as signatories on Corporation bank or similar accounts and with authority to choose attorneys for the Corporation and direct litigation strategy, which shall have such duties and powers as are authorized by these Bylaws or by the Board of Directors. Committee members, and the chairman of each committee, shall be appointed by the Board of Directors. The Chairman of the Board, in conjunction with the several committee chairmen, shall make recommendations to the Board of Directors for its final action concerning members to be appointed to the several committees of the Board of Directors. Any member of any committee may be removed at any time with or without cause by the Board of Directors. Vacancies which occur on any committee shall be filled by a resolution of the Board of Directors. If any vacancy shall occur in any committee by reason of death, resignation, disqualification, removal or otherwise, the remaining members of such committee, so long as a quorum is present, may continue to act until such vacancy is filled by the Board of Directors. The Board of Directors may, by resolution, at any time deemed desirable, discontinue any standing or special committee. Members of standing committees, and their chairmen, shall be elected yearly at the regular meeting of the Board of Directors which is held immediately following the annual meeting of stockholders. The provisions of Sections 3.07, 3.08, 3.09 and 3.10 of these Bylaws shall apply, mutatis mutandis, to any such Committee of the Board of Directors.

                                   ARTICLE IV

                                    OFFICERS

     SECTION 4.01. DESIGNATION, ELECTION AND TERM OF OFFICE. The Corporation shall have a Chairman of the Board, a President, Treasurer, such senior vice presidents and vice presidents as the Board of Directors deems appropriate, a Secretary and such other officers as the Board of Directors may deem appropriate. These officers shall be elected annually by the Board of Directors at the organizational meeting immediately following the annual meeting of stockholders, and each such officer shall hold office until the corresponding meeting of the Board of Directors in the next year and until his successor shall have been elected and qualified or until his earlier resignation, death or removal. Any vacancy in any of the above offices may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

     SECTION 4.02. CHAIRMAN OF THE BOARD. The Chairman of the Board of Directors shall preside at all meetings of the directors and shall have such other powers and duties as may from time to time be assigned to him by the Board of Directors.

     SECTION 4.03. PRESIDENT. The President shall be the chief executive officer of the Corporation and shall, subject to the power of the Board of Directors, have general supervision, direction and control of the business and affairs of the Corporation. He shall preside at all meetings of the stockholders and, in the absence of the Chairman of the Board, at all meetings of the directors. He shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other duties as may be assigned to him from time to time by the Board of Directors.

     SECTION 4.04. TREASURER. The Treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of account of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by the directors.

     The Treasurer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and directors, whenever they request it, an account of all of his transactions as the Treasurer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws.

     SECTION 4.05. SECRETARY. The Secretary shall keep the minutes of the meetings of the stockholders, the Board of Directors and all committees. He shall be the custodian of the corporate seal and shall affix it to all documents which he is authorized by law or the Board of Directors to sign and seal. He also shall perform such other duties as may be assigned to him from time to time by the Board of Directors or the Chairman of the Board or President.

     SECTION 4.06. ASSISTANT OFFICERS. The President may appoint one or more assistant secretaries and such other assistant officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as may be specified from time to time by the President.

     SECTION 4.07. WHEN DUTIES OF AN OFFICER MAY BE DELEGATED. In the case of absence or disability of an officer of the Corporation or for any other reason that may seem sufficient to the Board of Directors, the Board of Directors or any officer designated by it, or the President, may, for the time of the absence or disability, delegate such officer's duties and powers to any other officer of the Corporation.

     SECTION 4.08. OFFICERS HOLDING TWO OR MORE OFFICES. The same person may hold any two (2) or more of the above-mentioned offices.

     SECTION 4.09. COMPENSATION. The Board of Directors shall have the power to fix the compensation of all officers and employees of the Corporation.

     SECTION 4.10. RESIGNATIONS. Any officer may resign at any time by giving written notice to the Board of Directors, to the President, or to the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein unless otherwise determined by the Board of Directors. The acceptance of a resignation by the Corporation shall not be necessary to make it effective.

     SECTION 4.11. REMOVAL. Any officer of the Corporation may be removed, with or without cause, by the affirmative vote of a majority of the entire Board of Directors. Any assistant officer of the Corporation may be removed, with or without cause, by the President or by the Board of Directors.

                                    ARTICLE V

                     INDEMNIFICATION OF DIRECTORS, OFFICERS
                      EMPLOYEES END OTHER CORPORATE AGENTS

     SECTION 5.01. ACTION, ETC. OTHER THAN BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the

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

Corporation as a director, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise (all such persons being referred to hereinafter as an "Agent"), against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, that he had reasonable cause to believe that his conduct was unlawful.

     SECTION 5.02. ACTION, ETC., BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was an Agent against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation by a court of competent jurisdiction, after exhaustion of all appeals therefrom, unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

     SECTION 5.03. DETERMINATION OF RIGHT OF INDEMNIFICATION. Any indemnification under Sections 5.01 or 5.02 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Agent is proper in the circumstances because the Agent has met the applicable standard of conduct set forth in Sections 5.01 and 5.02 hereof, which determination is made (a) by the Board of Directors, by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (c) by the stockholders.

     SECTION 5.04. INDEMNIFICATION AGAINST EXPENSES OF SUCCESSFUL PARTY. Notwithstanding the other provisions of this Article V, to the extent that an Agent has been successful on the merits or otherwise, including the dismissal of an action without prejudice or the settlement of an action without admission of liability, in defense of any action, suit or proceeding referred to in Sections
5.01 or 5.02 hereof, or in defense of any claim, issue or matter therein, such Agent shall be indemnified against expenses, including attorneys' fees actually and reasonably incurred by such Agent in connection therewith.

     SECTION 5.05. ADVANCES OF EXPENSES. Except as limited by Section 5.06 of this Article V, expenses incurred by an Agent in defending any civil or criminal action, suit, or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding, if the Agent shall undertake to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified as authorized in this Article V. Notwithstanding the foregoing, no advance shall be made by the Corporation if a determination is reasonably and promptly made by the Board of Directors by a majority vote of a quorum of disinterested directors, or (if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs) by independent legal counsel in a written opinion, that, based upon the facts known to the Board of Directors or counsel at the time such

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determination is made, such person acted in bad faith and in a manner that such person did not believe to be in or not opposed to the best interest of the Corporation, or, with respect to any criminal proceeding, that such person believed or had reasonable cause to believe his conduct was unlawful.

     SECTION 5.06. RIGHT OF AGENT TO INDEMNIFICATION UPON APPLICATION, PROCEDURE, UPON APPLICATION. Any indemnification or advance under this Article V shall be made promptly, and in any event within ninety days, upon the written request of the Agent, unless a determination shall be made in the manner set forth in the second sentence of Subsection 5.05 hereof that such Agent acted in a manner set forth therein so as to justify the Corporation's not indemnifying or making an advance to the Agent. The right to indemnification or advances as granted by this Article V shall be enforceable by the Agent in any court of competent jurisdiction, if the Board of Directors or independent legal counsel denies the claim, in whole or in part, or if no disposition of such claim is made within ninety (90) days. The Agent's expenses incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the Corporation.

     SECTION 5.07. OTHER RIGHTS AND REMEDIES. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article V shall not be deemed exclusive of any other rights to which an Agent seeking indemnification or advancement of expenses may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors and administrators of such a person. All rights to indemnification under this Article V shall be deemed to be provided by a contract between the Corporation and the Agent who serves in such capacity at any time while these Bylaws and other relevant provisions of the Delaware General Corporation Law and other applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.

     SECTION 5.08. INSURANCE. Upon resolution passed by the Board of Directors, the Corporation may purchase and maintain insurance on behalf of any person who is or was an Agent against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article V.

     SECTION 5.09. CONSTITUENT CORPORATIONS. For the purposes of this Article V, references to "the Corporation" shall include, in addition to the resulting corporation, all constituent corporations (including all constituents of constituents) absorbed in a consolidation or merger as well as the resulting or surviving corporation, which, if the separate existence of such constituent corporation had continued, would have had power and authority to indemnify its Agents, so that any Agent of such constituent corporation shall stand in the same position under the provisions of the Article V with respect to the resulting or surviving corporation as that Agent would have with respect to such constituent corporation if its separate existence had continued.

     SECTION 5.10. OTHER ENTERPRISES, FINES, AND SERVING AT CORPORATION'S REQUEST. For purposes of this Article V, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to any employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article V.

     SECTION 5.11. SAVINGS CLAUSE. If this Article V or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Agent as to expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, and whether internal or external, including a grand jury proceeding and an action or suit brought by or in the right of the Corporation, to the full extent permitted by any applicable portion of this
Article V that shall not have been invalidated, or by any other applicable law.

                                   ARTICLE VI

                                      STOCK

     SECTION 6.01. CERTIFICATES. Except as otherwise provided by law, each stockholder shall be entitled to a certificate or certificates which shall represent and certify the number and class (and series, if appropriate) of shares of stock owned by him in the Corporation. Each certificate shall be signed in the name of the Corporation by the Chairman of the Board or a Vice-Chairman of the Board or the President or a Vice President, together with the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary. Any or all of the signatures on any certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

     SECTION 6.02. TRANSFER OF SHARES. Shares of stock shall be transferable on the books of the Corporation only by the holder thereof, in person or by his duly authorized attorney, upon the surrender of the certificate representing the shares to be transferred, properly endorsed, to the Corporation's transfer agent, if the Corporation has a transfer agent, or to the Corporation's registrar, if the Corporation has a registrar, or to the Secretary, if the Corporation has neither a transfer agent nor a registrar. The Board of Directors shall have power and authority to make such other rules and regulations concerning the issue, transfer and registration of certificates of the Corporation's stock as it may deem expedient.

     SECTION 6.03. TRANSFER AGENTS AND REGISTRARS. The Corporation may have one or more transfer agents and one or more registrars of its stock whose respective duties the Board of Directors or the Secretary may, from time to time, define. No certificate of stock shall be valid until countersigned by a transfer agent, if the Corporation has a transfer agent, or until registered by a registrar, if the Corporation has a registrar. The duties of transfer agent and registrar may be combined.

     SECTION 6.04. STOCK LEDGERS. Original or duplicate stock ledgers, containing the names and addresses of the stockholders of the Corporation and the number of shares of each class of stock held by them, shall be kept at the principal executive office of the Corporation or at the office of its transfer agent or registrar.

     SECTION 6.05. RECORD DATES. The Board of Directors may fix, in advance, a date as the record date for the purpose of determining stockholders entitled to notice of, or to vote at, any meeting of stockholders or any adjournment thereof, or stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or in order to make a determination of stockholders for any other proper purpose. Such date in any case shall be not more than sixty (60) days, and in case of a meeting of stockholders, not less than ten (10) days, prior to the date on which the particular action requiring such determination of stockholders is to be taken. Only those stockholders of record on the date so fixed shall be entitled to any of the foregoing rights, notwithstanding the transfer of any such stock on the books of the Corporation after any such record date fixed by the Board of Directors.

                                   Article VII

                                EMERGENCY BY-LAWS

     SECTION 7.01. EMERGENCY BYLAWS. The Emergency Bylaws provided in this
Section 7.01 shall be operative during any emergency in the conduct of the business of the corporation resulting from an attack on the United States or on a locality in which the corporation conducts its business or customarily holds meetings of its Board of Directors or its stockholders, or during any nuclear or atomic disaster, or during the existence of any catastrophe, or other similar emergency condition, as a result of which a quorum of the Board of Directors or a standing committee thereof cannot readily be convened for action notwithstanding any different provision in the preceding Bylaws or in the Certificate of Incorporation or in the law. To the extent not inconsistent with provisions of this Section, the Bylaws of the Corporation shall remain in effect during any emergency and upon its termination the Emergency Bylaws shall cease to be operative. Any amendments of these Emergency Bylaws may make any further or different provision that may be practical and necessary for the circumstances of the emergency.

     During any such emergency: (A) A meeting of the Board of Directors or a committee thereof may be called by any officer or director of the Corporation. Notice of the time and place of the meeting shall be given by the person calling the meeting to such of the directors as it may be feasible to reach by any available means of communication. Such notice shall be given at such time in advance of the meeting as circumstances permit in the judgment of the person calling the meeting; (B) The director or directors in attendance at the meeting shall constitute a quorum; (C) The officers or other persons designated on a list approved by the Board of Directors before the emergency, all in such order of priority and subject to such conditions and for such period of time (not longer than reasonably necessary after the termination of the emergency) as may be provided in the resolution approving the list, shall, to the extent required to provide a quorum at any meeting of the Board of Directors, be deemed directors for such meeting; (D) The Board of Directors, either before or during any such emergency, may provide, and from time to time modify, lines of succession in the event that during such emergency any or all officers or agents of the corporation shall for any reason be rendered incapable of discharging their duties; (E) The Board of Directors, either before or during any such emergency, may, effective in the emergency, change the head office or designate several alternative head offices or regional offices, or authorize the officers so to do; and (F) To the extent required to constitute a quorum at any meeting of the Board of Directors during such an emergency, the officers of the corporation who are present shall be deemed, in order of rank and within the same rank in order of seniority, directors for such meeting.

     No officer, director or employee acting in accordance with any Emergency Bylaws shall be liable except for willful misconduct.

     These Emergency Bylaws shall be subject to repeal or change by further action of the Board of Directors or by action of the stockholders.

                                   APPENDIX D

                          HOLIDAY RV SUPERSTORES, INC.
                         1999 STOCK COMPENSATION PROGRAM

     1. PURPOSE. This 1999 Stock Compensation Program (the "Program") is intended to secure for Holiday RV Superstores, Inc., a Delaware corporation (the "Company"), its subsidiaries, and its stockholders the benefits arising from ownership of the Company's common stock (the "Common Stock") by those selected individuals of the Company and its subsidiaries, who will be responsible for the future growth of such corporations. The Program is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries, and to provide individuals with an additional incentive to contribute to the success of the corporations. Nothing contained herein shall be construed to amend or terminate any existing options, whether pursuant to any existing plans or otherwise granted by the Company.

     2. ELEMENTS OF THE PROGRAM. In order to maintain flexibility in the award of stock benefits, the Program is composed of seven parts. The first part is the Incentive Stock Option Plan (the "Incentive Plan") under which are granted incentive stock options (the "Incentive Options"). The second part is the Non-Qualified Stock Option Plan (the "Nonqualified Plan") under which are granted nonqualified stock options (the "Nonqualified Options"). The third part is the Restricted Share Plan (the "Restricted Plan") under which are granted restricted shares of Common Stock. The fourth part is the Employee Stock Purchase Plan (the "Stock Purchase Plan"). The fifth part is the Non-Employee Director Stock Option Plan (the "Directors Plan") under which grants of options to purchase shares of Common Stock may be made to non-employee directors of the Company. The sixth part is the Stock Appreciation Rights Plan (the "SAR Plan") under which SARs (as defined therein) are granted. The seventh part is the Other Stock Rights Plan (the "Stock Rights Plan") under which (i) units representing the equivalent of shares of Common Stock (the "Performance Shares") are granted;
(ii) payments of compensation in the form of shares of Common Stock (the "Stock Payments") are granted; and (iii) rights to receive cash or shares of Common Stock based on the value of dividends paid with respect to a share of Common Stock (the "Dividend Equivalent Rights") are granted. The Incentive Plan, the Nonqualified Plan, the Restricted Plan, the Stock Purchase Plan, the Directors Plan, the SAR Plan and the Stock Rights Plan are included herein as Part I, Part II, Part III, Part IV, Part V, Part VI and Part VII, respectively, and are collectively referred to herein as the "Plans." The grant of an option, SAR or restricted share or rights to purchase shares under one of the Plans shall not be construed to prohibit the grant of an option, SAR or restricted share or rights to purchase shares under any of the other Plans.

     3. APPLICABILITY OF GENERAL PROVISIONS. Unless any Plan specifically indicates to the contrary, all Plans shall be subject to the General Provisions of the Program set forth below.

     4. ADMINISTRATION OF THE PLANS. The Plans shall be administered, construed, governed, and amended in accordance with their respective terms.

                GENERAL PROVISIONS OF STOCK COMPENSATION PROGRAM

     Article 1. ADMINISTRATION. The Program shall be administered by the Company's Board of Directors (the "BOARD"). If an award under the Program is to be made to an "Executive Officer" as defined in the Exchange Act (as hereinafter defined), it must be approved if the Company has a class of equity securities registered under Section 12 or 15(d) of the Exchange Act, by the Board or by a committee of the Board, that is composed solely of two or more directors who are "Non-Employee Directors" within the meaning of Rule 16b-3 promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The members of the Board, such committee of the Board or such other persons appointed to administer the Program, when acting to administer the Program, are herein collectively referred to as the "Program Administrators." To the extent permitted under the Exchange Act, the Internal Revenue Code of 1986, as amended (the "Code") or any other applicable law, the Program Administrators, shall have the authority to delegate any and all power and authority to administer and operate the Program hereunder to such person or persons as the Program Administrators deems appropriate which if formed may be referred to by such title specified by the Board. Subject to the foregoing limitations, as applicable, the Board may from time to time remove members from the committee, fill all vacancies on the committee, however caused, and may select one of the members of the committee as its Chairman.

     The Program Administrators shall hold meetings at such times and places as they may determine and as necessary to approve all grants and other transactions under the Program as required under Rule 16b-3(d) under the Exchange Act, shall keep minutes of their meetings, and shall adopt, amend, and revoke such rules and procedures as they may deem proper with respect to the Program. Any action of the Program Administrators shall be taken by majority vote or the unanimous written consent of the Program Administrators.

     Article 2. AUTHORITY OF PROGRAM ADMINISTRATORS. Subject to the other provisions of this Program, and with a view to effecting its purpose, the Program Administrators shall have sole authority, in their sole and absolute discretion, (a) to construe and interpret the Program; (b) to define the terms used herein; (c) to determine the individuals to whom options and restricted shares and rights to purchase shares shall be granted under the Program; (d) to determine the time or times at which options and restricted shares, rights to purchase shares or other awards shall be granted under the Program; (e) to determine the number and type of shares or securities subject to each option, restricted share, purchase right and other award, the duration of each award granted under the Program, and the price of any share purchase; (f) to determine all of the other terms and conditions of options, restricted shares, purchase rights and other awards granted under the Program; and (g) to make all other determinations necessary or advisable for the administration of the Program and to do everything necessary or appropriate to administer the Program; PROVIDED, HOWEVER, that the Board shall establish the price for all shares issued hereunder. All decisions, determinations, and interpretations made by the Program Administrators shall be binding and conclusive on all participants in the Program (the "PLAN PARTICIPANTS") and on their legal representatives, heirs and beneficiaries.

     Article 3. MAXIMUM NUMBER OF SHARES SUBJECT TO THE PROGRAM. Subject to the provisions of Article 7, the maximum aggregate number of shares of Common Stock subject to the Program shall be 3,000,000 shares. Subject to the limitation contained in Section 2 of Part 1, the maximum number of shares of Common Stock issuable pursuant to the Program to any single Program Participant in any given fiscal year shall be 500,000 shares. The Board of Directors of the Company shall make recommendations to the Program Administrators from time to time with respect to the allocation of the shares reserved under the Program for the directors, officers, employees and agents of the Company and its subsidiaries. The shares of Common Stock issued under the Program may be authorized but unissued shares, shares issued and reacquired by the Company or shares purchased by the Company on
                                       2
the open market. If any of the options granted under the Program expire or terminate for any reason before they have been exercised in full, the unpurchased shares subject to those expired or terminated options shall cease to reduce the number of shares available for purposes of the Program. If the conditions associated with the grant of restricted shares are not achieved within the period specified for satisfaction of the applicable conditions, or if the restricted share grant terminates for any reason before the date on which the conditions must be satisfied, the shares of Common Stock associated with such restricted shares shall cease to reduce the number of shares available for purposes of the Program.

     The proceeds received by the Company from the sale of its Common Stock pursuant to the exercise of options, transfer of restricted shares or issuance of stock purchased under the Program, if in the form of cash, shall be added to the Company's general funds and used for general corporate purposes.

     Article 4. ELIGIBILITY AND PARTICIPATION. Officers, employees, directors (whether employee directors or non-employee directors), and independent contractors or agents of the Company or its subsidiaries who are responsible for or contribute to the management, growth or profitability of the business of the Company or its subsidiaries shall be eligible for selection by the Program Administrators to participate in the Program. However, awards of Incentive Options under the Incentive Plan may be granted only to employees of the Company or its subsidiaries. An employee may be granted Nonqualified Options under the Program; PROVIDED, HOWEVER, that the grant of Nonqualified Options and Incentive Options to an employee shall be the grant of separate options and each Nonqualified Option and each Incentive Option shall be specifically designated as such in accordance with applicable provisions of the Treasury Regulations. Employees of the Company or its subsidiaries whose customary employment for tax purposes is at least twenty (20) hours per week and more than five consecutive months in any calendar year, and who own less than 5% of the Common Stock, shall be eligible to participate in the Employee Stock Purchase Plan. Consultants or advisors of the Company or its subsidiaries shall be eligible to receive awards under the Program, provided that such awards would be exempt from registration under Rule 701 of the Securities Act of 1933, during such time that offers of securities by the Company are eligible for exemption under Rule 701, or that such awards would be eligible for registration on Form S-8, during such time that offers of securities to employees under an employee benefit plan of the Company are eligible for registration on Form S-8.

     The term "subsidiary" as used herein means any company, other than the Company, in an unbroken chain of companies, beginning with the Company if, at the time of any grant hereunder, each of the companies, other than the last company in the unbroken chain, owns stock possessing more than 50% of the total combined voting power of all classes of stock in one of the other companies in such chain.

     Article 5. EFFECTIVE DATE AND TERM OF PROGRAM. The Program shall become effective upon its adoption by the Board of Directors of the Company subject to approval of the Program by a majority of the voting shares of the Company voting in person or by proxy at a meeting of stockholders, in either case following adoption of the Program by the Board of Directors, which vote shall be taken or consent granted within 12 months of adoption of the Program by the Company's Board of Directors. The Program shall continue in effect for a term of 10 years unless sooner terminated under Article 8 of these General Provisions.

     Article 6. FAIR MARKET VALUE. As used in the Program, "Fair Market Value" shall mean, as of any date, the value of the Common Stock determined by the Program Administrators on the basis of such factors as they deem appropriate. Prior to the grant of any option under the Program, the Program Administrator shall specify those factors or formulas used to determine Fair Market Value of the Common Stock subject to such option. In each case, the Program Administrators' determination of Fair Market Value shall be conclusive and binding on the Company and the Plan Participants.

     Article 7. ADJUSTMENTS. If the outstanding shares of Common Stock are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which options and restricted shares may be granted under this Program. A corresponding adjustment changing the number and kind of shares allocated to unexercised options, restricted shares, or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in outstanding options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the option, but with a corresponding adjustment in the price for each share or other unit of any security covered by the option.

     Article 8. TERMINATION AND AMENDMENT OF PROGRAM. The Program shall terminate ten (10) years from the date the Program is adopted by the Board of Directors, or, if applicable, the date a particular Plan is approved by the stockholders, whichever is earlier, or shall terminate at such earlier time as the Board of Directors may so determine. No options or restricted shares shall be granted and no stock shall be sold and purchased under the Program after that date. Subject to the limitation contained in Article 9 of these General Provisions, the Program Administrators may at any time amend or revise the terms of the Program, including the form and substance of the option, restricted share and stock purchase agreements to be used hereunder; PROVIDED, HOWEVER, that without approval by the stockholders of the Company representing a majority of the voting power (as contained in Article 5 of these General Provisions) no amendment or revision shall (a) increase the maximum aggregate number of shares that may be sold or distributed pursuant to options granted or stock sold and purchased under Part I or Part IV, except as permitted under Article 7 of these General Provisions; (b) change the minimum purchase price for shares under
Section 4 of Part I or the Purchase Price for shares under Part IV; (c) increase the maximum term established under Parts I or IV for any option or restricted share; (d) permit the granting of an option, or right to purchase shares under Parts I or IV to anyone other than as provided in Article 4 of the General Provisions; (e) change the term of Parts I or IV described in Article 5 of these General Provisions; or (f) materially increase the benefits accruing to Plan Participants under Parts I or IV of the Program.

     Article 9. PRIOR RIGHTS AND OBLIGATIONS. No amendment, suspension, or termination of the Program shall, without the consent of the individual who has received an option or restricted share or who has purchased a specified share or shares under Part IV, alter or impair any of that individual's rights or obligations under any option or restricted share granted or shares sold and purchased under the Program prior to that amendment, suspension, or termination.

     Article 10. PRIVILEGES OF STOCK OWNERSHIP. Notwithstanding the exercise of any option granted pursuant to the terms of this Program, the achievement of any conditions specified in any restricted share granted pursuant to the terms of this Program or the election to purchase any shares pursuant to the terms of this Program, no individual shall have any of the rights or privileges of a stockholder of the Company in respect of any shares of stock issuable upon the exercise of his or her option, the satisfaction of his or her restricted share conditions or the sale, purchase and issuance of such purchased shares until certificates representing the shares have been issued and delivered. No shares shall be required to be issued and delivered upon exercise of any option, satisfaction of any conditions with respect to a restricted share or a purchaser under Part IV unless and until all of the requirements of law and of all regulatory agencies having jurisdiction over the issuance and delivery of the securities shall have been fully complied with.

     Article 11. RESERVATION OF SHARES OF COMMON STOCK. The Company, during the term of this Program, will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Program. In addition, the Company will from time to time, as is necessary to accomplish the purposes of this Program, seek or obtain from any regulatory agency having jurisdiction any requisite authority in order to issue and sell shares of Common Stock hereunder. The inability of the Company to obtain from any regulatory agency having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of its stock hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of the stock as to which the requisite authority shall not have been obtained.

     Article 12. TAX WITHHOLDING. The exercise of any option or restricted share granted or the sale and issuance of any shares to be purchased under this Program are subject to the condition that if at any time the Company shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in such event, the exercise of the option or restricted share or the sale and issuance of any shares to be purchased shall not be effective unless such withholding shall have been effected or obtained in a manner acceptable to the Company. At the Company's sole and absolute discretion, the Company may, from time to time, accept shares of the Company's Common Stock subject to one of the Plans as the source of payment for such liabilities.

     Article 13. COMPLIANCE WITH LAW. It is the express intent of the Company that this Program complies in all respect with all applicable provisions of state and federal law. It is the express intent of the Company that when any equity security of the Company is registered pursuant to Section 12 of the Exchange Act, this Program shall comply in all respects with applicable provisions of the Rule 16b-3 or Rule 16a-1(c)(3) under the Exchange Act in connection with any grant of awards to, or other transaction by, a Plan Participant who is subject to Section 16 of the Exchange Act (except for transactions exempted under alternative Exchange Act rules). Accordingly, if any provision of the Program or any agreement relating to any award thereunder does not comply with Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Plan Participant shall avoid liability under Section 16(b). Unless otherwise provided in any grant or award to any person who is or may thereafter be subject to Section 16 of the Exchange Act, the approval of such grant or award shall include the approval of the disposition of the Company of Company equity securities for the purposes of satisfying the payment of the exercise or purchase price or tax withholding obligations related to such grant or award within the meaning of Rules 16a-1(c)(3) and 16b-3(e).

     Article 14. INDEMNIFICATION. No Program Administrator, as that term is defined in the Program, or any officer or employee of the Company or an affiliate acting at the direction or on behalf of the Program Administrator shall be personally liable for any action or determination taken or made in good faith with respect to the Program, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

     Article 15. PERFORMANCE-BASED AWARDS.

               (a) Each agreement for the grant of Performance Shares shall specify the number of Performance Shares subject to such agreement, the Performance Period and the Performance Objective (each as defined below), and each agreement for the grant of any other award that the Program Administrators determine to make subject to a Performance Objective similarly shall specify the applicable number of shares of Common Stock, the period for measuring performance and the Performance Objective. As used herein, "PERFORMANCE OBJECTIVE" means a performance objective specified in the agreement for a Performance Share, or for any other award which the Program Administrators determine to make subject to a Performance Objective, upon which the vesting or settlement of such award is conditioned, and "PERFORMANCE PERIOD" means the period of time specified in an agreement over which Performance Shares, or another award which the Program Administrators determine to make subject to a Performance Objective, are to be earned. Each agreement for a performance-based grant shall specify in respect of a Performance Objective the minimum level of performance below which no payment will be made, shall describe the method for determining the amount of any payment to be made if performance is at or above the minimum acceptable level, but falls short of full achievement of the Performance Objective, and shall specify the maximum percentage payout under the agreement. Such maximum percentage in no event shall exceed one hundred percent (100%) in the case of performance-based restricted shares and two hundred percent (200%) in the case of Performance Shares or performance-based Dividend Equivalent Rights.

               (b) The Program Administrators shall determine and specify, in their discretion, the Performance Objective in the agreement for a Performance Share or for any other performance-based award, which Performance Objective shall consist of: (i) one or more business criteria, including (except as limited under subparagraph (c) below for awards to Covered Employees (as defined below)) financial, service level and individual performance criteria; and (ii) a targeted level or levels of performance with respect to such criteria. Performance Objectives may differ between Plan Participants and between types of awards from year to year.

               (c) The Performance Objective for Performance Shares and any other performance-based award granted to a Covered Employee, if deemed appropriate by the Program Administrators, shall be objective and shall otherwise meet the requirements of Section 162(m)(4)(C) of the Code, and shall be based upon one or more of the following performance-based business criteria, either on a business unit or Company-specific basis or in comparison with peer group performance: net sales; gross sales; return on net assets; return on assets; return on equity; return on capital; return on revenues; cash flow; book value; share price performance (including options and SARs tied solely to appreciation in the Fair Market Value of the shares); earnings per share; stock price earnings ratio; earnings before interest, taxes, depreciation and amortization expenses ("EBITDA"); earnings before interest and taxes ("EBIT"); or EBITDA, EBIT or earnings before taxes and unusual or nonrecurring items as measured either against the annual budget or as a ratio to revenue. Achievement of any such Performance Objective shall be measured over a period of years not to exceed ten (10) as specified by the Program Administrators in the agreement for the performance-based award. No business criterion other than those named above in this Article 15(c) may be used in establishing the Performance Objective for an award to a Covered Employee under this Article 15. For each such award relating to a Covered Employee, the Program Administrators shall establish the targeted level or levels of performance for each such business criterion. The Program Administrators may, in their discretion, reduce the amount of a payout otherwise to be made in connection with an award under this Article 15(c), but may not exercise discretion to increase such amount, and the Program Administrators may consider other performance criteria in exercising such discretion. All determinations by the Program Administrators as to the achievement of Performance Objectives under this Article 15(c) shall be made in writing. The Program Administrators may not delegate any responsibility under this Article 15(c). As used herein, "COVERED EMPLOYEE" shall mean, with respect to any grant of an award, an executive of the Company or any subsidiary who is a member of the executive compensation group under the Company's compensation practices (not necessarily an executive officer) whom the Program Administrators deem may be or become a covered employee as defined in
          Section 162(m)(3) of the Code for any year that such award may result in remuneration over $1 million which would not be deductible under
          Section 162(m) of the Code but for the provisions of the Program and any other "qualified performance-based compensation" plan (as defined under Section 162(m) of the Code) of the Company; PROVIDED, HOWEVER, that the Program Administrators may determine that a Plan Participant has ceased to be a Covered Employee prior to the settlement of any award.

      (d) The Program Administrators, in their sole and absolute discretion, may require that one or more award agreements contain provisions which provide that, in the event Section 162(m) of the Code, or any successor provision relating to excessive employee remuneration, would operate to disallow a deduction by the Company with respect to all or part of any award under the Program, a Plan Participant's receipt of the benefit relating to such award that would not be deductible by the Company shall be deferred until the next succeeding year or years in which the Plan Participant's remuneration does not exceed the limit set forth in such provisions of the Code.

     Article 16. DEATH BENEFICIARIES. In the event of a Plan Participant's death, all of such person's outstanding awards, including his or her rights to receive any accrued but unpaid Stock Payments, will transfer to the maximum extent permitted by law to such person's beneficiary (except to the extent a permitted transfer of a Nonqualified Option or SAR was previously made pursuant hereto). Each Plan Participant may name, from time to time, any beneficiary or beneficiaries (which may be named contingently or successively) as his or her beneficiary for purposes of this Program. Each designation shall be on a form prescribed by the Program Administrators, will be effective only when delivered to the Company, and when effective will revoke all prior designations by the Plan Participant. If a Plan Participant dies with no such beneficiary designation in effect, such person's beneficiary shall be his or her estate and such person's awards will be transferable by will or pursuant to laws of descent and distribution applicable to such person.

     Article 17. UNFUNDED PROGRAM. The Program shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by awards under the Program. Neither the Company, its affiliates, the Program Administrators, nor the Board shall be deemed to be a trustee of any amounts to be paid under the Program nor shall anything contained in the Program or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between any such party and a Plan Participant or anyone claiming on his or her behalf. To the extent a Plan Participant or any other person acquires a right to receive payment pursuant to an award under the Program, such right shall be no greater than the right of an unsecured general creditor of the Company.

     Article 18. CHOICE OF LAW AND VENUE. The Program and all related documents shall be governed by, and construed in accordance with, the laws of the State of Delaware. Acceptance of an award shall be deemed to constitute consent to the jurisdiction and venue of the state and federal courts located in Orlando County, State of Florida for all purposes in connection with any suit, action or other proceeding relating to such award, including the enforcement of any rights under the Program or any agreement or other document, and shall be deemed to constitute consent to any process or notice of motion in connection with such proceeding being served by certified or registered mail or personal service within or without the State of Florida, provided a reasonable time for appearance is allowed.

     Article 19. ARBITRATION. Any disputes involving the Program will be resolved by arbitration in Orlando, Florida before one (1) arbitrator in accordance with the Commercial Arbitration Rules of the American Arbitration Association.

     Article 20. PROGRAM ADMINISTRATORS' RIGHT. Except as may be provided in an award agreement, the Program Administrators may, in their discretion, waive any restrictions or conditions applicable to, extend or modify any period (including any period in which an option or other exercisable award may be exercised, subject to the requirements of the Code) applicable to, or accelerate the vesting of, any award (other than the right to purchase shares pursuant to the Stock Purchase Plan).

     Article 21. TERMINATION OF BENEFITS UNDER CERTAIN CONDITIONS. The Program Administrators, in their sole and absolute discretion, may cancel any unexpired, unpaid or deferred award (other than a right to purchase shares pursuant to the Stock Purchase Plan) at any time if the Plan Participant is not in compliance with all applicable provisions of the Program or any award agreement or if the Plan Participant, whether or not he or she is currently employed by the Company or one of its subsidiaries, acts in a manner contrary to the best interests of the Company and its subsidiaries.

     Article 22. CONFLICTS IN PROGRAM. In case of any conflict in the terms of the Program, or between the Program and an award agreement, the provisions in the Program which specifically grant such award shall control, and the provisions in the Program shall control over the provisions in any award agreement.

     Article 23. OPTIONAL DEFERRAL. The right to receive any award under the Program (other than the right to purchase shares pursuant to the Stock Purchase
Plan) may, at the request of the Plan Participant, be deferred to such period and upon such terms and conditions as the Program Administrators shall, in their discretion, determine, which may include crediting of interest on deferrals of cash and crediting of dividends on deferrals denominated in shares of Common Stock.

     Article 24. INFORMATION TO PLAN PARTICIPANTS. To the extent required by applicable law, the Company shall provide Plan Participants with the Company's financial statements at least annually.

     Article 25. LOCK-UP. To the extent requested by any managing underwriter to the Company, the Plan Participants shall enter into such market lock-up, escrow or other agreements as may be requested by such underwriter in connection with any public offering of the Company's securities.

                                     PART I

                          HOLIDAY RV SUPERSTORES, INC.
                           INCENTIVE STOCK OPTION PLAN

     Section 1. PURPOSE. The purpose of this Holiday RV Superstores, Inc. Incentive Stock Option Plan (the "INCENTIVE PLAN") is to promote the growth and general prosperity of the Company by permitting the Company to grant options to purchase shares of its Common Stock. The Incentive Plan is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries, and to provide individuals with an additional incentive to contribute to the success of the Company. The Company intends that options granted pursuant to the provisions of the Incentive Plan will qualify as "INCENTIVE STOCK OPTIONS" within the meaning of Section 422 of the Code. This Incentive Plan is Part I of the Program. Unless any provision herein indicates to the contrary, this Incentive Plan shall be subject to the General Provisions of the Program, and terms used but not defined in this Incentive Plan shall have the meanings, if any, ascribed thereto in the General Provisions of the Program.

     Section 2. MAXIMUM NUMBER OF SHARES; OPTION TERMS AND CONDITIONS. The maximum aggregate number of shares of Common Stock subject to the Incentive Plan shall be 3,000,000. The terms and conditions of options granted under the Incentive Plan may differ from one another as the Program Administrators shall, in their discretion, determine as long as all options granted under the Incentive Plan satisfy the requirements of the Incentive Plan.

     Section 3. DURATION OF OPTIONS. Each option and all rights thereunder granted pursuant to the terms of the Incentive Plan shall expire on the date determined by the Program Administrators, but in no event shall any option granted under the Incentive Plan expire later than ten (10) years from the date on which the option is granted. However, notwithstanding the above portion of this Section 3, if at the time the option is granted the Optionee (the "OPTIONEE") owns or would be considered to own by reason of Code Section 424(d) more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, such option shall expire not more than five years from the date the option is granted. In addition, each option shall be subject to early termination as provided in the Incentive Plan.

     Section 4. PURCHASE PRICE. The purchase price for shares acquired pursuant to the exercise, in whole or in part, of any option shall not be less than the Fair Market Value of the shares at the time of the grant of the option. Notwithstanding the preceding sentence, if at the time an option is granted the Optionee owns or would be considered to own by reason of Code Section 424(d) more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, the purchase price of the shares covered by such option shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the option is granted.

     Section 5. MAXIMUM AMOUNT OF OPTIONS EXERCISABLE IN ANY CALENDAR YEAR. Notwithstanding any other provision of this Incentive Plan, to the extent that the aggregate Fair Market Value of stock with respect to which options (determined without regard to this Section 5) are exercisable for the first time by any Optionee during any calendar year under all stock option plans of the Company and its subsidiaries exceeds $100,000, such options shall be treated as options which are not incentive stock options within the meaning of Section 422 of the Code. The Program Administrators may provide in any option grant that the aggregate Fair Market Value of the Common Stock with respect to which options granted under the Incentive Plan become exercisable for the first time by any Optionee during any calendar year under all stock option plans of the Company and its subsidiaries shall not exceed $100,000.

     Section 6. EXERCISE OF OPTIONS. Each option shall be exercisable in one or more installments during its term as determined by the Program Administrators, and the right to exercise may be cumulative as determined by the Program Administrators. No option may be exercised for a fraction of a share of Common Stock. The purchase price of any shares purchased shall be paid in full in cash or by certified or cashier's check payable to the order of the Company or by shares of Common Stock, if permitted by the Program Administrators, or by a combination of cash, check, or shares of Common Stock, at the time of exercise of the option. If any portion of the purchase price is paid in shares of Common Stock, those shares shall be tendered at their then Fair Market Value as determined by the Program Administrators in accordance with Article 6 under the General Provisions of the Program Payment in shares of Common Stock includes the automatic application of shares of Common Stock received upon exercise of an option to satisfy the exercise price for additional options.

     Section 7. REORGANIZATION. In the event of the dissolution or liquidation of the Company, any option granted under the Incentive Plan shall terminate as of a date to be fixed by the Program Administrators; provided that not less than 30 days' written notice of the date so fixed shall be given to each Optionee and each such Optionee shall have the right during such period (unless such option shall have previously expired) to exercise any option, including any option that would not otherwise be exercisable by reason of an insufficient lapse of time.

     In the event of a Reorganization (as defined below) in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a subsidiary of another company after the effective date of the Reorganization, then:

          (a) if there is no plan or agreement respecting the Reorganization (the "REORGANIZATION AGREEMENT") or if the Reorganization Agreement does not specifically provide for the change, conversion or exchange of the outstanding options for options of another corporation, then exercise and termination provisions equivalent to those described in this Section 7 shall apply (which shall include the right to receive upon exercise the consideration that would be received by a holder of a number of shares of Common Stock issuable upon exercise of the option immediately prior to the consummation of the Reorganization); or

          (b) if there is a Reorganization Agreement and if the Reorganization Agreement specifically provides for the change, conversion, or exchange of the outstanding options for options of another corporation, then the Program Administrators shall adjust the outstanding unexercised options (and shall adjust the options remaining under the Incentive Plan which have not yet been granted if the Reorganization Agreement makes specific provision for such an adjustment) in a manner consistent with the applicable provisions of the Reorganization Agreement.

The term "REORGANIZATION" as used in this Section 7 shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company or a sale of the Common Stock pursuant to which the Company is or becomes a subsidiary of another company after the effective date of the Reorganization.

     Adjustments and determinations under this Section 7 shall be made by the Program Administrators, whose decisions as to such adjustments or determinations shall be final, binding, and conclusive.

     Section 8. WRITTEN NOTICE REQUIRED. Any option granted pursuant to the terms of the Incentive Plan shall be exercised when written notice of that exercise has been given to the Company at its principal office by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised, together with payment of applicable income taxes, has been received by the Company.

     Section 9. COMPLIANCE WITH SECURITIES LAWS. Shares shall not be issued with respect to any option granted under the Incentive Plan, unless the exercise of that option and the issuance and delivery of the shares pursuant to that exercise shall comply with all applicable provisions of foreign, state and federal law including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require an Optionee to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restriction imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each Optionee shall consent to the imposition of a legend on the shares of Common Stock subject to his or her option and the imposition of stop-transfer instructions restricting their transferability as required by law or by this Section 9.

     Section 10. EMPLOYMENT OF OPTIONEE. Each Optionee, if requested by the Program Administrators, must agree in writing as a condition of receiving his or her option, that he or she will remain in the employment of the Company or its subsidiary corporations following the date of the granting of that option for a period specified by the Program Administrators. Nothing in the Incentive Plan or in any option granted hereunder shall confer upon any Optionee any right to continued employment by the Company or its subsidiary corporations or limit in any way the right of the Company or its subsidiary corporations at any time to terminate or alter the terms of that employment.

     Section 11. OPTION RIGHTS UPON TERMINATION OF EMPLOYMENT. If an Optionee ceases to be employed by the Company or any subsidiary corporation for any reason other than death or disability, his or her option shall terminate thirty
(30) days after the date of termination of employment (unless sooner terminated in accordance with its terms); PROVIDED, HOWEVER, that in the event employment is terminated for cause, his or her option shall terminate immediately, PROVIDED, FURTHER, HOWEVER, that the Program Administrators may, in their sole and absolute discretion, allow the option to be exercised (to the extent exercisable on the date of termination of employment) at any time within ninety
(90) days after the date of termination of employment, unless either the option or the Incentive Plan otherwise provides for earlier termination.

     Section 12. OPTION RIGHTS UPON DISABILITY. If an Optionee becomes disabled within the meaning of Code Section 422(e)(3) while employed by the Company or any subsidiary, his or her option shall terminate six months after the date of termination of employment due to disability (unless sooner terminated in accordance with its terms); PROVIDED, HOWEVER, that the Program Administrators may, in their sole and absolute discretion, allow the option to be exercised (to the extent exercisable on the date of termination of employment) at any time within one year after the date of termination of employment due to disability, unless either the option or the Incentive Plan otherwise provides for earlier termination.

     Section 13. OPTION RIGHTS UPON DEATH OF OPTIONEE. If an Optionee dies while employed by the Company or any subsidiary corporation, his or her option shall expire six months after the date of death (unless sooner terminated in accordance with its terms); PROVIDED, HOWEVER, that the Program Administrators may, in their sole and absolute discretion, allow the option to be exercised (to the
                                      I-3
extent exercisable on the date of termination of employment) at any time within one year after the date of death, unless either the option or the Incentive Plan otherwise provides for earlier termination. During this one-year or shorter period, the option may be exercised, to the extent that it remains unexercised on the date of death, by the person or persons to whom the Optionee's rights under the option shall pass by will or by the laws of descent and distribution, but only to the extent that the Optionee is entitled to exercise the option at the date of death.

     Section 14. OPTIONS NOT TRANSFERABLE. Options granted pursuant to the terms of the Incentive Plan may not be sold, pledged, assigned, or transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of an Optionee only by that Optionee. No such options shall be pledged or hypothecated in any way nor shall they be subject to execution, attachment, or similar process.

     Section 15. ADJUSTMENTS TO NUMBER AND PURCHASE PRICE OF OPTIONED SHARES. All options granted pursuant to the terms of this Incentive Plan shall be adjusted in the manner prescribed by Article 7 of the General Provisions of this Program.

                          HOLIDAY RV SUPERSTORES, INC.
                           INCENTIVE STOCK OPTION PLAN

                                 GRANT OF OPTION

Date of Grant: ____________________, ____

     This GRANT, dated as of the date of grant first stated above (the "DATE OF GRANT"), is delivered by Holiday RV Superstores, Inc., a Delaware corporation (the "COMPANY"), to __________________ (the "OPTIONEE"), who is an employee of the Company or one of its subsidiaries (the Optionee's employer is sometimes referred to herein as the "EMPLOYER").

     WHEREAS,  the Board of Directors  of the Company (the  "Board") on November
__,  1999  adopted,  with  subsequent   stockholder  approval,  the  Holiday  RV
Superstores, Inc. Incentive Stock Option (the "PLAN");

     WHEREAS, the Plan provides for the granting of incentive stock options by the Board or Program Administrators to employees of the Company or any subsidiary of the Company to purchase, or to exercise certain rights with respect to, shares of the Common Stock of the Company, $.01 par value (the "STOCK"), in accordance with the terms and provisions thereof; and

     WHEREAS, the Program Administrators consider the Optionee to be a person who is eligible for a grant of incentive stock options under the Plan, and have determined that it would be in the best interest of the Company to grant the incentive stock options documented herein.

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

1.   Grant of Option.

     Subject to the terms and conditions hereinafter set forth, the Company, with the approval and at the direction of the Program Administrators, hereby grants to the Optionee, as of the Date of Grant, an option to purchase up to _____ shares of Stock at a price of $_____ per share, the Fair Market Value as defined in Article 6 under General Provisions of the Program (or, with respect to 10% stockholders, 110% of Fair Market Value) on the Date of Grant. Such option is hereinafter referred to as the "OPTION" and the shares of stock purchasable upon exercise of the Option are hereinafter sometimes referred to as the "OPTION SHARES." The Option is intended by the parties hereto to be, and shall be treated as, an incentive stock option (as such term is defined under Section 422 of the Internal Revenue Code of 1986).

2.   Installment Exercise.

     Subject to such further limitations as are provided herein, the Option shall become exercisable in __________ installments, the Optionee having the right hereunder to purchase from the Company the following number of Option Shares upon exercise of the Option, on and after the following dates, in cumulative fashion as determined by the Program Administrators:

         Option Shares Exercisable                            Date

         ________________________________                   _____________
         ________________________________                   _____________
         ________________________________                   _____________


3.  Termination of Option.

     (a) Subject to the other provisions of this Grant, the Option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void after the expiration of _____ years from the Date of Grant (the "OPTION TERM").

     (b) Upon the occurrence of the Optionee ceasing for any reason to be employed by the Employer (such occurrence being a "termination of the Optionee's employment"), the Option, to the extent not previously exercised, shall terminate and become null and void within thirty (30) days after the date of such termination of the Optionee's employment, except (1) in the event employment is terminated for cause as defined by applicable law, in which case Optionee's Option shall terminate and become null and void immediately or (2) in a case where the Program Administrators may otherwise determine in their sole and absolute discretion for up to ninety (90) days following the termination of employment. Upon a termination of the Optionee's employment by reason of disability or death, the Option may be exercised, but only to the extent that the Option was outstanding and exercisable on such date of disability or death, for up to a six-month period following the date of such termination of the Optionee's employment, unless extended for a period of up to one year, at the sole discretion of the Program Administrators.

     (c) In the event of the death of the Optionee, the Option may be exercised by the Optionee's legal representative, but only to the extent that the option would otherwise have been exercisable by the Optionee.

     (d) A transfer of the Optionee's employment between the Company and any subsidiary of the Company, or between any subsidiaries of the Company, shall not be deemed to be a termination of the Optionee's employment.

4.   Exercise of Option.

     (a) The Optionee may exercise the option with respect to all or any part of the number of Option Shares then exercisable hereunder by giving the Secretary of the Company written notice of intent to exercise. The notice of exercise shall specify the number of Option Shares as to which the Option is to be exercised and the date of exercise thereof.

     (b) Full payment (in U.S. dollars) by the Optionee of the option price for the Option Shares purchased shall be made on or before the exercise date specified in the notice of exercise in cash, or, with the prior written consent of the Program Administrators, in whole or in part through the surrender of shares of Stock at their Fair Market Value on the exercise date. The Optionee shall also pay any required income tax withholding taxes which may be payable in U.S. dollars or Option Shares if acceptable to the Company.

     (c) On the exercise date specified in the Optionee's notice or as soon thereafter as is practicable, the Company shall cause to be delivered to the Optionee, a certificate or certificates for the Option Shares then being purchased (out of theretofore unissued Stock or reacquired Stock, as the Company may elect) upon full payment for such option Shares. However, if (i) the Optionee is subject to Section 16 of the Securities Exchange Act of 1934 and
(ii) the Optionee exercises the Option before six months have passed from the Date of Grant, the Company shall be permitted, if required to comply with the exemptive provisions of Section 16 of the Securities Exchange Act of 1934, to hold in its custody any stock certificate arising from such exercise until six months has passed from the Date of Grant. The obligation of the Company to deliver Stock shall, however, be subject to the condition that if at any time the Program Administrators shall determine in their discretion that the listing, registration or qualification of the Option or the Option Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Option or the issuance or purchase of Stock thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Program Administrators.

     (d) If the Optionee fails to pay for any of the Option Shares specified in such notice or fails to accept delivery thereof, the Optionee's right to purchase such Option Shares may be terminated by the Company. The date specified in the Optionee's notice as the date of exercise shall be deemed the date of exercise of the Option, provided that payment in full for the Option Shares to be purchased upon such exercise shall have been received by such date.

5.   Adjustment of and Changes in Stock of the Company.

     In the event of a reorganization, recapitalization, change of shares, stock split, spin-off, stock dividend, reclassification, subdivision or combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of capital stock of the Company, the Program Administrators shall make such adjustment as may be required under the applicable reorganization agreement in the number and kind of shares of Stock subject to the Option or in the option price; PROVIDED, HOWEVER, that no such adjustment shall give the Optionee any additional benefits under the Option. If there is no provision for the treatment of the Option under an applicable reorganization agreement, the Option may terminate on a date determined by the Program Administrators following at least 30 days written notice to the Optionee.

6.   No Rights of Stockholders.

     Neither the Optionee nor any personal representative shall be, or shall have any of the rights and privileges of, a stockholder of the Company with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

7.   Non-Transferability of Option.

     During the Optionee's lifetime, the Option hereunder shall be exercisable only by the Optionee or any guardian or legal representative of the Optionee, and the Option shall not be transferable except, in case of the death of the Optionee, by will or the laws of descent and distribution, nor shall the Option be subject to attachment, execution or other similar process. In the event of
(a) any attempt by the Optionee to alienate, assign, pledge, hypothecate or otherwise dispose of the option, except as provided for herein, or (b) the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate the Option by notice to the Optionee and it shall thereupon become null and void.

8.   Restriction on Exercise.

     The Option may not be exercised if the issuance of the Option Shares upon such exercise would constitute a violation of any applicable federal or State securities or other law or valid regulation. As a condition to the exercise of the Option, the Company may require the Optionee exercising the Option to make any representation or warranty to the Company as may be required by any applicable law or regulation and, specifically, may require the Optionee to provide evidence satisfactory to the Company that the Option Shares are being acquired only for investment purposes and without any present intention to sell or distribute the shares in violation of any federal or State securities or other law or valid regulation.

7.   Employment Not Affected.

     The granting of the Option or its exercise shall not be construed as granting to the Optionee any right with respect to continuance of employment of the Employer. Except as may otherwise be limited by a written agreement between the Employer and the Optionee, the right of the Employer to terminate at will the Optionee's employment with it at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved by the Company, as the Employer or on behalf of the Employer (whichever the case may be), and acknowledged by the Optionee.

8.   Amendment of Option.

     The Option may be amended by the Program Administrators at any time (i) if the Program Administrators determine, in their sole and absolute discretion, that amendment is necessary or advisable in the light of any addition to or change in the Internal Revenue Code of 1986 or in the regulations issued thereunder, or any federal or state securities law or other law or regulation, which change occurs after the Date of Grant and by its terms applies to the Option; or (ii) other than in the circumstances described in clause (i), with the consent of the Optionee.

9.   Notice.

     All notices, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or by certified mail, return receipt requested, as follows:

         To Company:                Holiday RV Superstores, Inc.
                                    7851 Greenbriar Parkway
                                    Orlando, Florida 32819
                                    Attn:  Chief Financial Officer

         To Optionee:               ______________________________
                                    ______________________________
                                    ______________________________
                                    ______________________________

10.  Incorporation of Plan by Reference.

     The Option is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with, and shall be subject to, the Plan. The Program Administrators shall interpret and construe the Plan and this instrument, and its interpretations and determinations shall be conclusive and binding on the parties
                                      I-8
hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

11.  Governing Law.

     The validity, construction, interpretation and effect of this instrument shall exclusively be governed by and determined in accordance with the law of the State of Delaware, except to the extent preempted by federal law, which shall to the extent govern.

     IN WITNESS WHEREOF, the Company has caused its duly authorized officers to execute this Grant of Option, and to apply the corporate seal hereto, and the Optionee has placed his or her signature hereon, effective as of the Date of Grant.

HOLIDAY RV SUPERSTORES, INC.,

  a Delaware corporation

By:______________________________________
         Name:

         Title:

ACCEPTED AND AGREED TO:
_________________________________________
[Optionee]

By:______________________________________
         Name:

                                     PART II

                          HOLIDAY RV SUPERSTORES, INC.
                         NON-QUALIFIED STOCK OPTION PLAN

     Section 1. PURPOSE. The purpose of this Holiday RV Superstores, Inc. Non-Qualified Stock Option Plan (the "NONQUALIFIED PLAN") is to permit the Company to grant options to purchase shares of its Common Stock. The Nonqualified Plan is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries, and to provide individuals with an additional incentive to contribute to the success of the Company. Any option granted pursuant to the Nonqualified Plan shall be clearly and specifically designated as not being an incentive stock option, as defined in Section 422 of the Code. This Nonqualified Plan is Part II of the Program. Unless any provision herein indicates to the contrary, the Nonqualified Plan shall be subject to the General Provisions of the Program, and terms used but not defined in this Nonqualified Plan shall have the meanings, if any, ascribed thereto in the General Provisions of the Program.

     Section 2. OPTION TERMS AND CONDITIONS. The terms and conditions of options granted under the Nonqualified Plan may differ from one another as the Program Administrators shall in their discretion determine as long as all options granted under the Nonqualified Plan satisfy the requirements of the Nonqualified Plan.

     Section 3. DURATION OF OPTIONS. Each option and all rights thereunder granted pursuant to the terms of the Nonqualified Plan shall expire on the date determined by the Program Administrators, but in no event shall any option granted under the Nonqualified Plan expire later than ten (10) years from the date on which the option is granted. In addition, each option shall be subject to early termination as provided in the Nonqualified Plan.

     Section 4. PURCHASE PRICE. The purchase price for shares acquired pursuant to the exercise, in whole or in part, of any option shall not be less than 85% of the Fair Market Value of the shares at the time of the grant of the option. Notwithstanding the preceding sentence, if at the time the option is granted the Optionee is a Covered Employee, the Purchase Price shall not be less than 100% of the Fair Market Value.

     Section 5. EXERCISE OF OPTIONS. Each option shall be exercisable in one or more installments during its term and the right to exercise may be cumulative as determined by the Program Administrators. No option may be exercised for a fraction of a share of Common Stock. The purchase price of any shares purchased shall be paid in full in cash or by certified or cashier's check payable to the order of the Company or by shares of Common Stock, if permitted by the Program Administrators, or by a combination of cash, check, or shares of Common Stock, at the time of exercise of the option. If any portion of the purchase price is paid in shares of Common Stock, those shares shall be tendered at their then Fair Market Value as determined by Article 6 of the General Provisions of the Program. Payment in shares of Common Stock includes the automatic application of shares of Common Stock received upon exercise of an option to satisfy the exercise price for additional options.

     Section 6. REORGANIZATION. In the event of the dissolution or liquidation of the Company, any option granted under the Nonqualified Plan shall terminate as of a date to be fixed by the Program Administrators; provided that not less than 30 days' written notice of the date so fixed shall be given to each Optionee and each such Optionee shall have the right during such period (unless such option shall have previously expired) to exercise any option, including any option that would not otherwise be exercisable by reason of an insufficient lapse of time.

     In the event of a Reorganization (as defined below) in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a subsidiary of another company after the effective date of the Reorganization, then:

          (a) if there is no plan or agreement respecting the Reorganization (the "REORGANIZATION AGREEMENT") or if the Reorganization Agreement does not specifically provide for the change, conversion or exchange of the outstanding options for options of another corporation, then exercise and termination provisions equivalent to those described in this Section 6 shall apply (which shall include the right to receive upon exercise the consideration that would be received by a holder of a number of shares of Common Stock issuable upon exercise of the option immediately prior to the consummation of the Reorganization); or

          (b) if there is a Reorganization Agreement and if the Reorganization Agreement specifically provides for the change, conversion, or exchange of the outstanding options for options of another corporation, then the Program Administrators shall adjust the outstanding unexercised options (and shall adjust the options remaining under the Nonqualified Plan which have not yet been granted if the Reorganization Agreement makes specific provision for such an adjustment) in a manner consistent with the applicable provisions of the Reorganization Agreement.

     The term "REORGANIZATION" as used in this Section 6 shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company or a sale of the Common Stock pursuant to which the Company is or becomes a subsidiary of another company after the effective date of the Reorganization.

     Adjustments and determinations under this Section 6 shall be made by the Program Administrators, whose decisions as to such adjustments or determinations shall be final, binding, and conclusive.

     Section 7. WRITTEN NOTICE REQUIRED. Any option granted pursuant to the terms of this Nonqualified Plan shall be exercised when written notice of that exercise has been given to the Company at its principal office by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised has been received by the Company.

     Section 8. COMPLIANCE WITH SECURITIES LAWS. Shares shall not be issued with respect to any option granted under the Nonqualified Plan, unless the exercise of that option and the issuance and delivery of the shares pursuant thereto shall comply with all applicable provisions of foreign, state and federal law, including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require an Optionee to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each Optionee shall consent to the imposition of a legend on the shares of Common Stock subject to his or her option and the imposition of stop-transfer instructions restricting their transferability as required by law or by this Section 8.

     Section 9. CONTINUED EMPLOYMENT OR SERVICE. Each Optionee, if requested by the Program Administrators, must agree in writing as a condition of receiving his or her option, to remain in the employment of, or service to, the Company or any of its subsidiaries following the date of the granting of that option for a period specified by the Program Administrators. Nothing in this Nonqualified Plan or in any option granted hereunder shall confer upon any Optionee any right to continued employment by, or service to, the Company or any of its subsidiaries, or limit in any way the right of the Company or any subsidiary at any time to terminate or alter the terms of that employment or service arrangement.

     Section 10. OPTION RIGHTS UPON TERMINATION OF EMPLOYMENT OR SERVICE. If an Optionee ceases to be employed by, or ceases to serve, the Company or any subsidiary for any reason other than death or disability, his or her option shall terminate thirty (30) days after the date of termination of employment or service unless sooner terminated in accordance with its terms; PROVIDED, HOWEVER, that in the event employment or service is terminated for cause, his or her option shall terminate immediately, PROVIDED, FURTHER, HOWEVER, that the Program Administrators may, in their sole and absolute discretion, allow the option to be exercised (to the extent exercisable on the date of termination of employment or service) at any time within one year after the date of termination of employment or service, unless either the option or the Nonqualified Plan otherwise provides for earlier termination.

     Section 11. OPTION RIGHTS UPON DISABILITY. If an Optionee becomes disabled within the meaning of Code Section 422(e)(3) while employed by the Company or any subsidiary corporation, his or her option shall terminate six months after the date of termination of employment due to disability (unless sooner terminated in accordance with its terms); PROVIDED, HOWEVER, that the Program Administrators may, in their sole and absolute discretion, allow the option to be exercised (to the extent exercisable on the date of termination of employment at any time within one year after the date of termination of employment due to disability, unless either the option or the Nonqualified Plan otherwise provides for earlier termination.

     Section 12. OPTION RIGHTS UPON DEATH OF OPTIONEE. If an Optionee dies while employed by, or providing services to, the Company or any of its subsidiaries, his or her option shall expire six months after the date of death (unless sooner terminated in accordance with its terms); provided, however, that the Program Administrators may, in their sole and absolute discretion, allow the option to be exercised (to the extent exercisable on the date of death) at any time within one year after the date of death, unless either the option or the Nonqualified Plan otherwise provides for earlier termination. During this one-year or shorter period, the option may be exercised, to the extent that it remains unexercised on the date of death, by the person or persons to whom the Optionee's rights under the option shall pass by will or by the laws of descent and distribution, but only to the extent that the Optionee is entitled to exercise the option at the date of death.

     Section 13. OPTIONS NOT TRANSFERABLE. Options granted pursuant to the terms of this Nonqualified Plan may not be sold, pledged, assigned, or transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of an Optionee only by that Optionee. No such options shall be pledged or hypothecated in any way nor shall they be subject to execution, attachment, or similar process.

     Section 14. ADJUSTMENTS TO NUMBER AND PURCHASE PRICE OF OPTIONED SHARES. All options granted pursuant to the terms of this Nonqualified Plan shall be adjusted in a manner prescribed by Article 7 of the General Provisions of the Program.

                          HOLIDAY RV SUPERSTORES, INC.
                         NON-QUALIFIED STOCK OPTION PLAN

                                 GRANT OF OPTION

Date of Grant:  __________, ____

     This GRANT, dated as of the date of grant first stated above (the "DATE OF GRANT"), is delivered by Holiday RV Superstores, Inc. a Delaware corporation (the "COMPANY"), to __________________ (the "OPTIONEE"), who is an employee or non-employee of the Company or one of its subsidiaries (the Optionee's employer is sometimes referred to herein as the ("EMPLOYER").

     WHEREAS, the Board of Directors of the Company (the "BOARD") on November __, 1999 adopted, with subsequent stockholder approval, the Holiday RV Superstores, Inc. Non-Qualified Stock Option (the "PLAN");

     WHEREAS, the Plan provides for the granting of stock options by the Board or the Program Administrators to employees or non-employees of the Company or any subsidiary of the Company to purchase, or to exercise certain rights with respect to, shares of the Common Stock of the Company, $.01 par value (the "Stock"), in accordance with the terms and provisions thereof; and

     WHEREAS, the Program Administrators consider the Optionee to be a person who is eligible for a grant of non-qualified stock options under the Plan, and has determined that it would be in the best interest of the Company to grant the non-qualified stock options documented herein.

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

1.   Grant of Option.

     Subject to the terms and conditions hereinafter set forth, the Company, with the approval and at the direction of the Program Administrators, hereby grants to the Optionee, as of the Date of Grant, an option to purchase up to __________ shares of Stock at a price of $__________ per share, the [Fair Market Value/ ___% (__%) of the Fair Market Value].

     Such option is hereinafter referred to as the "OPTION" and the shares of stock purchasable upon exercise of the Option are hereinafter sometimes referred to as the "OPTION SHARES." The Option is intended by the parties hereto to be, and shall be treated as, an option not qualified as an incentive stock option (as such term is defined under Section 422 of the Internal Revenue Code of 1986).

2.   Installment Exercise.

     Subject to such further limitations as are provided herein, the Option shall become exercisable in __________ installments, the Optionee having the right hereunder to purchase from the Company the following number of Option Shares upon exercise of the Option, on and after the following dates, in cumulative fashion as determined by the Program Administrators:

         Option Share Exercisable                             Date

         _____________________________                        ________________
         _____________________________                        ________________
         _____________________________                        ________________

3.   Termination of Option.

     (a) Subject to the other provisions of this Grant, the Option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void after the expiration of __________ years from the Date of Grant (the "OPTION TERM").

     (b) Upon the occurrence of the Optionee's ceasing for any reason to be employed by, or to serve, the Company (such occurrence being a "termination of the Optionee's employment"), the Option, to the extent not previously exercised, shall terminate and become null and void within thirty (30) days after the date of such termination of the Optionee's employment, except (1) in the event employment is terminated for cause as defined by applicable law, in which case Optionee's Option shall terminate and become null and void immediately or (2) in a case where the Program Administrators may otherwise determine in their sole and absolute discretion for up to ninety (90) days following the termination of employment or service. As determined by the Program Administrators, upon a termination of the Optionee's employment by reason of disability or death, the Option may be exercised, but only to the extent that the Option was outstanding and exercisable on such date of disability or death, for up to a six-month period following the date of such termination of the Optionee's employment, unless extended for a period of up to one year, at the sole discretion of the Program Administrators.

     (c) In the event of the death of the Optionee, the Option may be exercised by the Optionee's legal representative, but only to the extent that the Option would otherwise have been exercisable by the Optionee.

     (d) A transfer of the Optionee's employment between the Company and any subsidiary of the Company, or between any subsidiaries of the Company, shall not be deemed to be a termination of the Optionee's employment.

4.   Exercise of Options.

     (a) The Optionee may exercise the Option with respect to all or any part of the number of Option Shares then exercisable hereunder by giving the Secretary of the Company written notice of intent to exercise. The notice of exercise shall specify the number of Option Shares as to which the Option is to be exercised and the date of exercise thereof.

     (b) Full payment (in U.S. dollars) by the Optionee of the option price for the Option Shares purchased shall be made on or before the exercise date specified in the notice of exercise in cash, or, with the prior written consent of the Program Administrators, in whole or in part through the surrender of shares of Stock at their Fair Market Value as defined under Article 6 of the General Provisions of the Program on the exercise date. The Optionee shall also pay any required income tax withholding taxes which may be payable in U.S.

dollars or Option Shares if acceptable to the Company.

     (c) On the exercise date specified in the Optionee's notice or as soon thereafter as is practicable, the Company shall cause to be delivered to the Optionee, a certificate or certificates for the Option Shares then being purchased (out of theretofore unissued Stock or reacquired Stock, as the Company may elect) upon full payment for such Option Shares. However, if (i) the Optionee is subject to Section 16 of the Securities Exchange Act of 1934 and
(ii) the Optionee exercises the option before six months have passed from the Date of Grant, the Company shall be permitted, if required to comply with the exemptive provisions of Section 16 of the Securities Exchange Act of 1934, to hold in its custody any stock certificate arising from such exercise until six months has passed from the Date of Grant. The obligation of the Company to deliver Stock shall, however, be subject to the condition that if at any time the Program Administrators shall determine in their discretion that the listing, registration or qualification of the Option or the Option Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Option or the issuance or purchase of Stock thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Program Administrators.

     (d) If the Optionee fails to pay for any of the Option Shares specified in such notice or fails to accept delivery thereof, the Optionee's right to purchase such Option Shares may be terminated by the Company. The date specified in the Optionee's notice as the date of exercise shall be deemed the date of exercise of the Option, provided that payment in full for the Option Shares to be purchased upon such exercise shall have been received by such date.

5.   Adjustment of and Changes in Stock of the Company.

     In the event of a reorganization, recapitalization, change of shares, stock split, spin-off, stock dividend, reclassification, subdivision or combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of capital stock of the Company, the Program Administrators shall make such adjustment as may be required under the applicable reorganization agreement in the number and kind of shares of Stock subject to the Option or in the option price; provided, however, that no such adjustment shall give the Optionee any additional benefits under the Option. If there is no provision for the treatment of the Option under an applicable reorganization agreement, the Option may terminate on a date determined by the Program Administrators following at least 30 days written notice to the Optionee.

6.   No Rights of Stockholders.

     Neither the Optionee nor any personal representative shall be, or shall have any of the rights and privileges of, a stockholder of the Company with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

7.   Non-Transferability of Option.

     During the Optionee's lifetime, the Option hereunder shall be exercisable only by the Optionee or any guardian or legal representative of the Optionee, and the Option shall not be transferable except, in case of the death of the Optionee, by will or the laws of descent and distribution, nor shall the Option be subject to attachment, execution or other similar process. In the event of
(a) any attempt by the Optionee to alienate, assign, pledge, hypothecate or otherwise dispose of the Option, except as provided for herein, or (b) the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate the Option by notice to the Optionee and it shall thereupon become null and void.

8.   Restriction on Exercise.

     The Option may not be exercised if the issuance of the Option Shares upon such exercise would constitute a violation of any applicable federal or state securities or other law or valid regulation. As a condition to the exercise of the Option, the Company may require the Optionee exercising the Option to make any representation or warranty to the Company as may be required by any applicable law or regulation and, specifically, may require the Optionee to provide evidence satisfactory to the Company that the Option Shares are being acquired only for investment purposes and without any present intention to sell or distribute the shares in violation of any federal or state securities or other law or valid regulation.

9.   Employment or Service Not Affected.

     The granting of the Option or its exercise shall not be construed as granting to the Optionee any right with respect to continuance of employment by or service relationship with the Employer. Except as may otherwise be limited by a written agreement between the Employer and the Optionee, the right of the Employer to terminate at will the Optionee's employment or service relationship with it at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved by the Company, as the Employer or on behalf of the Employer (whichever the case may be), and acknowledged by the Optionee.

10.  Amendment of Option.

     The Option may be amended by the Program Administrators at any time (i) if the Program Administrators determine, in their sole and absolute discretion, that amendment is necessary or advisable in the light of any addition to or change in the Internal Revenue Code of 1986 or in the regulations issued thereunder, or any federal or state securities law or other law or regulation, which change occurs after the Date of Grant and by its terms applies to the Option; or (ii) other than in the circumstances described in clause (i), with the consent of the Optionee.

11.  Notice.

     All notices, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or by certified mail, return receipt requested, as follows:

                  To Company:               Holiday RV Superstores, Inc.
                                            7851 Greenbriar Parkway
                                            Orlando, Florida 32819
                                            Attn: Chief Financial Officer

                  To Optionee:              ____________________________
                                            ____________________________
                                            ____________________________

12.  Incorporation of Plan by Reference.

     The Option is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with, and shall be subject to, the Plan. The Program Administrators shall interpret and construe the Plan and this instrument, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

13.  Governing Law.

     The validity, construction, interpretation and effect of this instrument shall exclusively be governed by and determined in accordance with the law of the State of Delaware, except to the extent preempted by federal law, which shall to the extent govern.

     IN WITNESS WHEREOF, the Company has caused its duly authorized officers to execute this Grant of Option, and to apply the corporate seal hereto, and the Optionee has placed his or her signature hereon, effective as of the Date of Grant.

HOLIDAY RV SUPERSTORES, INC.,

   a Delaware corporation

By:_______________________________
         Name:
         Title:

ACCEPTED AND AGREED TO:

__________________________________
[Optionee]

By: ______________________________
         Name:

                                    PART III

                          HOLIDAY RV SUPERSTORES, INC.
                              RESTRICTED SHARE PLAN

     Section 1. PURPOSE. The purpose of this Holiday RV Superstores, Inc. Restricted Share Plan (the "RESTRICTED PLAN") is to promote the growth and general prosperity of the Company by permitting the Company to grant restricted shares to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries and to provide individuals with an additional incentive to contribute to the success of the Company. The Restricted Plan is Part III of the Program. Unless any provision herein indicates to the contrary, the Restricted Plan shall be subject to the General Provisions of the Program and terms used but not defined in this Restricted Plan shall have the meanings, if any, ascribed thereto in the General Provisions of the Program.

     Section 2. TERMS AND CONDITIONS. The terms and conditions of restricted shares granted under the Restricted Plan may differ from one another as the Program Administrators shall, in their discretion, determine as long as all restricted shares granted under the Restricted Plan satisfy the requirements of the Restricted Plan.

     Each restricted share grant shall provide to the recipient (the "HOLDER") the transfer of a specified number of shares of Common Stock of the Company that shall become nonforfeitable upon the achievement of specified service or performance conditions within a specified period or periods (the "RESTRICTION PERIOD") as determined by the Program Administrators. At the time that the restricted share is granted, the Program Administrators shall specify the service or performance conditions and the period of duration over which the conditions apply.

     The Holder of restricted shares shall not have any rights with respect to such award, unless and until such Holder has executed an agreement evidencing the terms and conditions of the award (the "RESTRICTED SHARE AWARD AGREEMENT"). Each individual who is awarded restricted shares shall be issued a stock certificate in respect of such shares. Such certificate shall be registered in the name of the Holder and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

     The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Holiday RV Superstores, Inc. Restricted Share Plan and the Restricted Share Award Agreement entered into between the registered owner and Holiday RV Superstores, Inc. Copies of such Plan and Agreement are on file in the offices of Holiday RV Superstores, Inc.

     The Program Administrators shall require that the stock certificates evidencing such shares be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any restricted share award, the Holder shall have delivered a stock power, endorsed in blank, relating to the stock covered by such award. At the expiration of each Restriction Period, the Company shall redeliver to the Holder certificates held by the Company representing the shares with respect to which the applicable conditions have been satisfied.

     Section 3. NONTRANSFERABLE. Subject to the provisions of the Restricted Plan and the Restricted Share Award Agreements, during the Restriction Period as may be set by the Program Administrators commencing on the grant date, the Holder shall not be permitted to sell, transfer, pledge, or assign shares of restricted shares awarded under the Restricted Plan.

                                     III-1

     Section 4. RESTRICTED SHARE RIGHTS UPON EMPLOYMENT OR SERVICE. If a Holder terminates employment or service with the company prior to the expiration of the Restriction Period, any restricted shares granted to him subject to such Restriction Period shall be forfeited by the Holder and shall be transferred to the Company. The Program Administrators may, in their sole and absolute discretion, accelerate the lapsing of or waive such restrictions in whole or in part based upon such factors and such circumstances as the Program Administrators may determine, in their sole and absolute discretion, including, but not limited to, the Plan Participant's retirement, death, or disability.

     Section 5. STOCKHOLDER RIGHTS. The Holder shall have, with respect to the restricted shares granted, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Certificates for shares of unrestricted stock shall be delivered to the Optionee promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such restricted shares.

     Section 6. COMPLIANCE WITH SECURITIES LAWS. Shares shall not be issued under the Restricted Plan unless the issuance and delivery of the shares pursuant thereto shall comply with all relevant provisions of foreign, state and federal law, including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require a Holder to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each Holder shall consent to the imposition of a legend on the shares of Common Stock issued pursuant to the Restricted Share Plan and the imposition of stop-transfer instructions restricting their transferability as required by law or by this Section 6.

     Section 7. CONTINUED EMPLOYMENT OR SERVICE. Each Holder, if requested by the Program Administrators, must agree in writing as a condition of the granting of his or her restricted shares, to remain in the employment of, or service to, the Company or any of its subsidiaries following the date of the granting of that restricted share for a period specified by the Program Administrators. Nothing in the Restricted Plan or in any restricted share granted hereunder shall confer upon any Holder any right to continued employment by, or service to, the Company or any of its subsidiaries, or limit in any way the right of the Company or any subsidiary at any time to terminate or alter the terms of that employment or service arrangement.

                                     III-2

                          HOLIDAY RV SUPERSTORES, INC.
                             RESTRICTED SHARES PLAN

                        RESTRICTED SHARE AWARD AGREEMENT

     This AGREEMENT is made as of __________, _____, by and between Holiday RV Superstores, Inc. a Delaware corporation (the "COMPANY"), and _________________ ("HOLDER"):

     WHEREAS, the Company maintains the Holiday RV Superstores, Inc. Restricted Shares Plan ("RESTRICTED PLAN") under which the Program Administrators may award shares of the Company's common stock, $.01 par value ("COMMON STOCK") to employees and non-employees as the Program Administrators may determine, subject to terms, conditions, or restrictions as they may deem appropriate; and

     WHEREAS, pursuant to the Restricted Plan, the Program Administrators have awarded to Holder a restricted stock award conditioned upon the execution by the Company and Holder of a Restricted Share Award Agreement setting forth all the terms and conditions applicable to such award.

     NOW, THEREFORE, in consideration of the mutual promise and covenant contained herein, it is hereby agreed as follows:

1.   Award of Shares.

     Under the terms of the Restricted Plan, the Program Administrators hereby award and transfer to Holder a restricted stock award on __________________ ("GRANT DATE"), covering shares of Common Stock ("SHARES") subject to the terms, conditions, and restrictions set forth in this Agreement. This transfer of Shares shall constitute a transfer of such property in connection with Holder's performance of service to the Company (which transfer is intended to constitute a "transfer" for purposes of Section 83 of the Internal Revenue Code).

2.   Share Restrictions.

     During the period beginning on the Grant Date and ending on the date(s) specified by the Program Administrators (the "RESTRICTION PERIOD"), Holder's ownership of the Shares shall be subject to a risk of forfeiture (which risk is intended to constitute a "substantial risk of forfeiture" for purposes of
Section 83 of the Internal Revenue Code). Specifically, if Holder's employment or service with the Company is terminated for any reason, including Holder's death, disability, or retirement at any time before the Restriction Period ends, Holder shall forfeit his or her ownership in the Shares. However, in the event of Holder's termination of employment or service, the Program Administrators may, in their sole and absolute discretion, based upon relevant circumstances such as the Holder's death, disability, or retirement, waive the minimum employment or service requirement and provide Holder with a nonforfeitable right to the Shares as of the date of such termination of employment or service.

3.   Stock Certificates.

     A stock certificate evidencing the Shares shall be issued in the name of Holder as of the Grant Date. Holder shall thereupon be the shareholder of all the Shares represented by the stock certificate. As such, Holder shall be entitled to all rights of a stockholder of the Company, including the right to vote the Shares and receive dividends and/or other distributions declared on such Shares.

                                     III-3

     Physical possession or custody of the stock certificate shall be retained by the Company until such time as the Restriction Period lapses without the occurrence of any forfeiture of the Shares in a manner described in the above Paragraph 2. Upon the expiration of the Restriction Period without the occurrence of such a forfeiture, the Company shall cause the stock certificate covering the Shares to be delivered to Holder. In the event that Holder's employment or service with the Company is terminated prior to the lapse of the Restriction Period and there occurs a forfeiture of the Shares, the stock certificate representing such Shares shall be then canceled and revert to the Company.

4.   Nontransferable.

     During the Restriction Period, the Shares covered by the restricted stock award shall not be transferable by Holder by means of sale, assignment, sale, pledge, encumbrance, or otherwise. During the Restriction Period, the Company shall place a legend on the stock certificate restricting the transferability of such certificate and referring to the terms and conditions applicable to the Shares pursuant to the Restricted Share Plan and this Agreement.

     Upon the lapse of the Restriction Period, the Shares shall not be delivered to Holder if such delivery would constitute a violation of any applicable federal or state securities or other law or valid regulation. As a condition to the delivery of the Shares to Holder, the Company may require Holder to make any representation or warranty as may be required by any applicable law or regulation and, specifically, may require Holder to provide evidence satisfactory to the Company that the Shares are being acquired only for investment purposes and without any present intention to sell or distribute the shares in violation of any federal or state securities or other law or valid regulation.

5.   Administration.

     The Program Administrators shall have full authority and discretion (subject only to the express provisions of the Restricted Plan) to decide all matters relating to the administration and interpretation of the Restricted Plan and this Agreement. All such Program Administrators determinations shall be final, conclusive, and binding upon the Company, Holder, and any and all interested parties.

6.   Right to Continued Employment or Service.

     Nothing in the Restricted Plan or this Agreement shall confer on Holder any right to continue in the employ of or service to the Company or, except as may otherwise be limited by a written agreement between the Company and Holder, in any way affect the Company's right to terminate Holder's employment or service, at will, at any time without prior notice at any time for any or no reason (whether by dismissal, discharge, retirement or otherwise).

7.   Amendment.

     This Agreement shall be subject to the terms of the Restricted Plan as amended, the terms of which are incorporated herein by reference. However, the restricted stock award that is the subject of this Agreement may not in any way be restricted or limited by any Restricted Plan amendment or termination approved after the date of the award without Holder's written consent.

8.   Force and Effect.

     The various provisions of this Agreement are severable in their entirety. Any determination of invalidity or unenforceability of any one provision shall have no effect on the continuing force and effect of the remaining provisions.

                                     III-4

9.   Governing Law.

     This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware.

10.  Successors.

     This Agreement shall be binding upon and inure to the benefit of the successors, assigns, and heirs of the respective parties.

11.  Notice.

     All notices, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or by certified mail, return receipt requested, as follows:

         To Company:                Holiday RV Superstores, Inc.
                                    7851 Greenbriar Parkway
                                    Orlando, Florida 32819
                                    Attn:  Chief Financial Officer

         To Holder:                 ______________________________
                                    ______________________________
                                    ______________________________
                                    ______________________________

12.  Incorporation of Plan by Reference.

     The Shares are awarded pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Share award shall in all respects be interpreted in accordance with the Plan. The Program Administrators shall interpret and construe the Plan and this instrument, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

     IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date hereof.

HOLIDAY RV SUPERSTORES, INC.,

    a Delaware corporation                   ___________________________________
                                             [Optionee]

By: ______________________________           ___________________________________
         Name:                                  Name:
         Title:

                                     III-5

                                     PART IV

                          HOLIDAY RV SUPERSTORES, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

     Section 1. PURPOSE. The purpose of the Holiday RV Superstores, Inc. Employee Stock Purchase Plan (the "STOCK PURCHASE PLAN") is to promote the growth and general prosperity of the Company by permitting the Company to sell to employees of the Company and its subsidiaries shares of the Company's stock in accordance with Section 423 of the Code ("SECTION 423"), and it is the intention of the Company to have the Stock Purchase Plan qualify as an Employee Stock Purchase Plan in accordance with Section 423, and the Stock Purchase Plan shall be construed to administer stock purchases and to extend and limit participation consistent with the requirements of Section 423. The Stock Purchase Plan will be administered by the Program Administrators, and terms used but not defined in this Stock Purchase Plan shall have the meanings, if any, ascribed thereto in the General Provisions of the Program.

     Section 2. MAXIMUM NUMBER OF SHARES; TERMS AND CONDITIONS. The maximum aggregate number of shares of Common Stock subject to the Stock Purchase Plan shall be 3,000,000. The terms and conditions of shares to be offered to be sold to employees of the Company and its subsidiaries under the Stock Purchase Plan shall comply with Section 423.

     Section 3. OFFERING PERIODS AND PARTICIPATION. The Stock Purchase Plan shall be implemented through a series of consecutive six (6) month periods commencing on the first trading day on or after January 1 or July 1 of each year and terminating on the last trading day ending approximately six (6) months later(the "OFFERING PERIODS"). Any employee who shall be employed by the Company or one of its subsidiaries on a given Enrollment Date (defined below) whose customary employment for tax purposes is at least twenty (20) hours per week and more than five (5) consecutive months in any calendar year, and who own less than 5% of the Common Stock, is eligible to participate in the Stock Purchase Plan (an "ELIGIBLE EMPLOYEE") An Eligible Employees may become a participant in the Stock Purchase Plan by completing and delivering to the Company's payroll office an agreement authorizing payroll deductions and evidencing the terms and conditions of the stock subscription in a form prescribed by the Program Administrators (the "SUBSCRIPTION AGREEMENT") prior to the first day of each Offering Period. The first day of each Offering Period will be the "Enrollment Date" and the last day of each period will be the "Exercise Date." The Program Administrators shall have the power to change the duration of Offering Periods (including the commencement date thereof) with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter. Under this Stock Purchase Plan, "Purchase Period" shall mean an approximately six (6) month period commencing after one Exercise Date and ending with the next Exercise Date.

     Section 4. PURCHASE PRICE. The "Purchase Price" means an amount as determined by the Program Administrators that is the lesser of: (a) the Purchase Price Discount (as defined below) from the Fair Market Value of a share of Common Stock on the Enrollment Date, or (b) the Purchase Price Discount from the Fair Market Value of a share of Common Stock on the Exercise Date. The "Purchase Price Discount" shall mean the amount of the discount from the Fair Market Value granted to Plan Participants not to exceed fifteen percent (15%) of the Fair Market Value.

     Section 5. GRANTS.

          (a) GRANTS. On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) shares of Common Stock in an amount from time to time specified by the Program Administrators as set forth in
     Section 5(b) below. The Program Administrators will also establish the Purchase Price Discount and the maximum number or value of shares that may be purchased by any Plan Participant (the "Periodic Exercise Limit"), which in no event shall exceed the lowest amount provided under Section 5(b)(i) through (iii) below (the "Statutory Maximum"), and if no Periodic Exercise Limit is specified by the Program Administrators, shall equal the Statutory Maximum. The right to purchase shall expire immediately after the last Exercise Date of the Offering Period.

          (b) GRANT LIMITATIONS. Any provisions of the Stock Purchase Plan to the contrary notwithstanding, no Plan Participant shall be granted a right to purchase under the Stock Purchase Plan:

               (i) if, immediately after the grant, such Plan Participant would own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary (applying the constructive ownership rules of Section 424(d) of the Code and treating stock that a Plan Participant may acquire under outstanding options as stock owned by the Plan Participant);

               (ii) that permits such Plan Participant's rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate that exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time (computed utilizing the rules of Section 423(b)(8) of the Code);

               (iii) that permits a Plan Participant to purchase Stock in excess of twenty percent (20%) of his or her compensation, which shall include the gross base salary or hourly compensation paid to a Plan Participant and the gross amount of any targeted bonus, without reduction for contributions to any 401(k) plan sponsored by the Company; or

               (iv) that exceeds the Periodic Exercise Limit.

          (c) NO RIGHTS IN RESPECT OF UNDERLYING STOCK. The Plan Participant will have no interest or voting right in shares covered by a right to purchase until such purchase has been completed.

          (d) PLAN ACCOUNT. The Company shall maintain a plan account (a "Plan Account") for the Plan Participants in the Stock Purchase Plan, to which are credited the payroll deductions made for such Plan Participant pursuant to Section 6 and from which are debited amounts paid for the purchase of shares.

     Section 6. PAYROLL DEDUCTIONS/DIRECT PURCHASES.

          (a) PLAN PARTICIPANT DESIGNATIONS. The Subscription Agreement applicable to an Offering Period shall designate payroll deductions to be made on each payday during the Offering Period as a whole number percentage specified by the Program Administrators of such

     Eligible Employee's compensation for the pay period preceding such payday. Direct purchases may be permitted on such terms specified by the Program Administrators.

          (b) PLAN ACCOUNT BALANCES. The Company shall make payroll deductions as specified in each Plan Participant's Subscription Agreement on each payday during the Offering Period and credit such payroll deductions to such Plan Participant's Plan Account. A Plan Participant may not make any additional payments into such Plan Account. No interest will accrue on any payroll deductions. All payroll deductions received or held by the Company under the Stock Purchase Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

          (c) PLAN PARTICIPANT CHANGES. A Plan Participant may discontinue his or her participation in the Stock Purchase Plan as provided in Section 9, or may increase or decrease (subject to such limits as the Program Administrators may impose) the rate of his or her payroll deductions during any Offering Period by filing with the Company a new Subscription Agreement authorizing such a change in the payroll deduction rate. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new Subscription Agreement, unless the Company elects to process a given change in participation more quickly. A Plan Participant's Subscription Agreement shall remain in effect for successive Offering Periods unless terminated sooner as provided by Section 9 hereof.

          (d) DECREASES. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 5(b) herein, a Plan Participant's payroll deductions shall be decreased to zero percent at such time during any Purchase Period that is scheduled to end during the current calendar year (the "CURRENT PURCHASE PERIOD") when the aggregate of all payroll deductions previously used to purchase stock under the Stock Purchase Plan in a prior Purchase Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Purchase Period equal to the maximum permitted by Section 423(b)(8) of the Code. Payroll deductions shall recommence at the rate provided in such Plan Participant's Subscription Agreement at the beginning of the first Purchase Period that is scheduled to end in the following calendar year, unless terminated by the Plan Participant as provided in Section 9.

          (e) TAX OBLIGATIONS. At the time of the option is exercised, and at the time any Common Stock issued under the Stock Purchase Plan to a Plan Participant is disposed of, the Plan Participant must adequately provide for the Company's federal, state or other tax withholding obligations, if any, that arise upon the purchase of shares or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the Plan Participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including, but not limited to, any withholding required to make available to the Company any tax deductions or benefit attributable to sale or early disposition of Common Stock by the Eligible Employee.

          (f) STATEMENTS OF ACCOUNT. The Company shall maintain each Plan Participant's Plan Account and shall give each Plan Participant a statement of account at least annually. Such statements will set forth the amounts of payroll deductions, the Purchase Price applicable to the Common Stock purchased, the number of shares purchased, the remaining cash balance and the dividends received, if any, for the period covered.

     Section 7. EXERCISE OF OPTION.

     (a) AUTOMATIC EXERCISE ON EXERCISE DATES. Unless a Plan Participant withdraws as provided in Section 9 below, his or her option for the purchase of shares will be exercised automatically on the Exercise Date and the maximum whole number of shares of Common Stock as can then be purchased at the applicable Purchase Price with the payroll deductions accumulated in such Plan Participant's Plan Account and not yet applied to the purchase of shares under the Stock Purchase Plan, subject to the Periodic Exercise Limit. Any payroll deductions accumulated in a Plan Participant's Plan Account which are not sufficient to purchase a full share shall be retained in the Plan Participant's Plan Account for the subsequent Purchase Period, subject to earlier withdrawal by the Plan Participant as provided in Section 9 hereof.. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option. During a Plan Participant's lifetime, a Plan Participant's options to purchase shares under the Stock Purchase Plan shall be exercisable only by the Plan Participant.

     (b) COMPLIANCE WITH SECURITIES LAW. Shares of Common Stock shall not be issued with respect to any purchase of shares granted under the Stock Purchase Plan, unless the purchase of shares and the issuance and delivery of those shares pursuant to that exercise comply with all applicable provisions of foreign, state and federal law including, without limitation, the Securities Act of 1933, as amended and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require a Plan Participant to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each Plan Participant shall consent to the imposition of a legend on the shares of Common Stock purchased and the imposition of stop-transfer instructions restricting their transferability as required by law or by this Section 7.

     (c) EXCESS PLAN ACCOUNT BALANCES. If, due to application of the Periodic Exercise Limit or otherwise, there remains in a Plan Participant's Plan Account immediately following exercise of such Plan Participant's option to purchase shares on an Exercise Date any cash accumulated immediately preceding such Exercise Date and not applied to the purchase of shares under the Stock Purchase Plan, such cash shall be retained in the Plan Participant's Plan Account for the subsequent Purchase Period, subject to earlier withdrawal by the Plan Participant as provided in Section 9 hereof.

     Section 8. HOLDING PERIOD. The Program Administrators may establish, as a condition to participation, a holding period of up to one (1) year.

     Section 9. WITHDRAWAL; TERMINATION OF EMPLOYMENT.

     (a) VOLUNTARY WITHDRAWAL. A Plan Participant may withdraw from an Offering Period by giving written notice to the Company's payroll office at least ten
(10) business days prior to the next Exercise Date. Such withdrawal shall be effective ten (10) business days after receipt by the Company's payroll office of notice thereof. On or promptly following the effective date of any withdrawal, all (but not less than all) of the withdrawing Plan Participant's payroll deductions credited to his or her Plan Account and not yet applied to the purchase of shares under the Stock Purchase Plan will be paid to such Plan Participant, and on the effective date of such withdrawal such Plan Participant's option to purchase shares for the Offering Period will be automatically terminated and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a Plan Participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of any succeeding Offering Period, unless the Plan Participant delivers to the Company a new Subscription Agreement with respect thereto.

          (b) TERMINATION OF EMPLOYMENT. Promptly after a Plan Participant's ceasing to be an employee for any reason the payroll deductions credited to such Plan Participant's Plan Account and not yet applied to the purchase of shares under the Stock Purchase Plan will be returned to such Plan Participant or, in the case of his or her death, to the person or persons entitled thereto, and such Plan Participant's option to purchase shares will be automatically terminated, PROVIDED that, if the Company does not learn of such death more than ten (10) business days prior to an Exercise Date, payroll deductions credited to such Plan Participant's Plan Account may be applied to the purchase of shares under the Stock Purchase Plan on such Exercise Date.

     Section 10. NONTRANSFERABILITY. Neither payroll deductions credited to a Plan Participant's Plan Account nor any rights with regard to the exercise of a purchase of shares or to receive shares under the Stock Purchase Plan may be assigned, transferred, pledged or otherwise disposed of by the Plan Participant in any way other than by will or the laws of descent and distribution, and any purchase of shares by a Plan Participant shall, during such Plan Participant's lifetime, be exercisable only by such Plan Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Program Administrator may treat such act as an election to withdraw from an Offering Period in accordance with Section 9.

     Section 11. COMPLIANCE WITH SECURITIES LAWS. Shares shall not be issued with respect to the Stock Purchase Plan, unless the issuance and delivery of the shares pursuant thereto shall comply with all applicable provisions of foreign, state and federal law, including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require a Plan Participant to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each Plan Participant shall consent to the imposition of a legend on the shares of Common Stock subject to his or her option and the imposition of stop-transfer instructions restricting their transferability as required by law or by this
Section 11.

     Section 12. CONTINUED EMPLOYMENT OR SERVICE. Each Plan Participant, if requested by the Program Administrators, must agree in writing, to remain in the employment of, or service to, the Company or any of its subsidiaries following the date of the granting of the option to purchase shares for a period specified by the Program Administrators. Nothing in this Stock Purchase Plan shall confer upon any Plan Participant any right to continued employment by, or service to, the Company or any of its subsidiaries, or limit in any way the right of the Company or any subsidiary at any time to terminate or alter the terms of that employment or service arrangement.

                                     PART V

                          HOLIDAY RV SUPERSTORES, INC.
                     NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     Section 1. PURPOSE; PLAN. The purpose of this Holiday RV Superstores, Inc. Non-Employee Director Stock Option Plan (the "DIRECTORS PLAN") is to permit the Company to grant options to purchase shares of its Common Stock to non-employee directors of the Company. Any option granted pursuant to the Directors Plan shall be clearly and specifically designated as not being an incentive stock option, as defined in Section 422 of the Code. This Directors Plan is Part V of the Program. Unless any provision herein indicates to the contrary, the Directors Plan shall be subject to the General Provisions of the Program, and terms used but not defined in this Directors Plan shall have the meanings, if any, ascribed thereto in the General Provisions of the Program.

     Section 2. OPTION TERMS AND CONDITIONS. The Program shall grant to each director of the Company, at such times including upon election or appointment and from time to time thereafter, options to purchase that number of shares of Common Stock as determined annually by the Program Administrators. The terms and conditions of options granted under the Directors Plan shall be in duration, form and substance as the Program Administrators shall in their discretion determine, but in no event shall any option granted under the Directors Plan expire later than ten (10) years from the date on which the option is granted.

     Section 3. COMPLIANCE WITH SECURITIES LAWS. Shares of Common Stock shall not be issued with respect to any option granted under the Directors Plan, unless the exercise of that option and the issuance and delivery of the shares pursuant thereto shall comply with all applicable provisions of foreign, state and federal law, including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require an Optionee to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each Optionee shall consent to the imposition of a legend on the shares of Common Stock subject to his or her option and the imposition of stop-transfer instructions restricting their transferability as required by law or by this Section 2.

     Section 4. ADJUSTMENTS TO NUMBER AND PURCHASE PRICE OF OPTIONED SHARES. All options granted pursuant to the terms of this Directors Plan shall be adjusted in a manner prescribed by Article 7 of the General Provisions of the Program.

     Section 5. PURCHASE PRICE. The purchase price for shares acquired pursuant to the exercise, in whole or in part, of any option shall not be less than the Fair Market Value of the shares at the time of the grant of the option.

     Section 6. EXERCISE OF OPTIONS. Each option shall be exercisable in one or more installments during its term and the right to exercise may be cumulative as determined by the Program Administrators. No option may be exercised for a fraction of a share of Common Stock. The purchase price of any shares purchased shall be paid in full in cash or by certified or cashier's check payable to the order of the Company or, if permitted by the Program Administrators, by shares of Common Stock or by a combination of cash, check, or, if permitted by the Program Administrators, shares of Common Stock, at the time of exercise of the option. If any portion of the purchase price is paid in shares of Common Stock, those shares shall be tendered at their then Fair Market Value as determined by Article 6 under General Provisions of the Program. Payment in shares of Common Stock includes the automatic application of shares of Common Stock received upon exercise of an option to satisfy the exercise price for additional options.

     Section 7. REORGANIZATION. In the event of the dissolution or liquidation of the Company, any option granted under the Directors Plan shall terminate as of a date to be fixed by the Program Administrators; provided that not less than 30 days' written notice of the date so fixed shall be given to each Optionee and each such Optionee shall have the right during such period (unless such option shall have previously expired) to exercise any option, including any option that would not otherwise be exercisable by reason of an insufficient lapse of time.

     In the event of a Reorganization (as defined below) in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a subsidiary of another company after the effective date of the Reorganization, then:

               (a) if there is no plan or agreement respecting the Reorganization (the "REORGANIZATION AGREEMENT") or if the Reorganization Agreement does not specifically provide for the change, conversion or exchange of the outstanding options for options of another corporation, then exercise and termination provisions equivalent to those described in this Section 7 shall apply (which shall include the right to receive upon exercise the consideration that would be received by a holder of a number of shares of Common Stock issuable upon exercise of the option immediately prior to the consummation of the Reorganization); or

               (b) if there is a Reorganization Agreement and if the Reorganization Agreement specifically provides for the change, conversion, or exchange of the outstanding options for options of another corporation, then the Program Administrators shall adjust the outstanding unexercised options (and shall adjust the options remaining under the Directors Plan which have not yet been granted if the Reorganization Agreement makes specific provision for such an adjustment) in a manner consistent with the applicable provisions of the Reorganization Agreement.

     The term "REORGANIZATION" as used in this Section 7 shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company or a sale of the Common Stock pursuant to which the Company is or becomes a subsidiary of another company after the effective date of the Reorganization.

     Adjustments and determinations under this Section 7 shall be made by the Program Administrators, whose decisions as to such adjustments or determinations shall be final, binding, and conclusive.

     Section 8. WRITTEN NOTICE REQUIRED. Any option granted pursuant to the terms of this Directors Plan shall be exercised when written notice of that exercise has been given to the Company at its principal office by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised has been received by the Company.

     Section 9. OPTION RIGHTS UPON TERMINATION OF EMPLOYMENT OR SERVICE. If a director ceases to serve as a member of the Board of Directors for any reason other than death or disability, his or her option shall terminate thirty (30) days after the date of termination of service (unless sooner terminated in accordance with its terms); PROVIDED, HOWEVER, that in the event service as a director is terminated for cause as defined by applicable law, his or her option shall terminate immediately, PROVIDED, FURTHER, HOWEVER, that the Program Administrators may, in their sole and absolute discretion, allow the option to be exercised (to the extent exercisable on the date of termination of service) at any time within ninety (90) days after the date of termination of service, unless either the option or the Directors Plan otherwise provides for earlier termination.

     Section 10. OPTION RIGHTS UPON DISABILITY. If a director becomes disabled within the meaning of Code Section 422(e)(3) while serving as a director the Company, his or her option shall terminate six months after the date of termination of service as a director due to disability (unless sooner terminated in accordance with its terms); PROVIDED, HOWEVER, that the Program Administrators may, in their sole and absolute discretion, allow the option to be exercised (to the extent exercisable on the date of termination of service as a director at any time within one year after the date of termination of service as a director due to disability, unless either the option or the Directors Plan otherwise provides for earlier termination.

     Section 11. OPTION RIGHTS UPON DEATH OF OPTIONEE. If a director dies while serving as a director of the Company, his or her option shall expire six months after the date of death (unless sooner terminated in accordance with its terms); PROVIDED, HOWEVER, that the Program Administrators may, in their sole and absolute discretion, allow the option to be exercised (to the extent exercisable on the date of death) at any time within one year after the date of death, unless either the option or the Directors Plan otherwise provides for earlier termination. During this [one-year] or shorter period, the option may be exercised, to the extent that it remains unexercised on the date of death, by the person or persons to whom the director's rights under the option shall pass by will or by the laws of descent and distribution, but only to the extent that the director is entitled to exercise the option at the date of death.

     Section 12. OPTIONS NOT TRANSFERABLE. Options granted pursuant to the terms of this Directors Plan may not be sold, pledged, assigned, or transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of a non-employee director only by that director. No such options shall be pledged or hypothecated in any way nor shall they be subject to execution, attachment, or similar process.

                                     PART VI

                          HOLIDAY RV SUPERSTORES, INC.
                         STOCK APPRECIATION RIGHTS PLAN

     Section 1. SAR TERMS AND CONDITIONS. The purpose of this Holiday RV Superstores, Inc. Stock Appreciation Rights Plan (the "SAR PLAN") is to promote the growth and general prosperity of the Company by permitting the Company to grant stock appreciation rights ("SARs") to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries and to provide individuals with an additional incentive to contribute to the success of the Company. The terms and conditions of SARs granted under the SAR Plan may differ from one another as the Program Administrators shall, in their discretion, determine in each SAR agreement (the "SAR AGREEMENT"). Unless any provision herein indicates to the contrary, this SAR Plan shall be subject to the General Provisions of the Program, and terms used but not defined in this SAR Plan shall have the meanings, if any, ascribed thereto in the General Provisions of the Program.

     Section 2. DURATION OF SARS. Each SAR and all rights thereunder granted pursuant to the terms of the SAR Plan shall expire on the date determined by the Program Administrators as evidenced by the SAR Agreement, but in no event shall any SAR expire later than ten (10) years from the date on which the SAR is granted. In addition, each SAR shall be subject to early termination as provided in the SAR Plan.

     Section 3. GRANT. Subject to the terms and conditions of the SAR Agreement, the Program Administrators may grant the right to receive a payment upon the exercise of a SAR which reflects the appreciation in the Fair Market Value of the number of shares of Common Stock for which such SAR was granted to any person who is eligible to receive awards either: (i) in tandem with the grant of an Incentive Option; (ii) in tandem with the grant of a Nonqualified Option; or
(iii) independent of the grant of an Incentive Option or Nonqualified Option. Each grant of a SAR which is in tandem with the grant of an Incentive Option or Nonqualified Option shall be evidenced by the same agreement as the Incentive Option or Nonqualified Option which is granted in tandem with such SAR and such SAR shall relate to the same number of shares of Common Stock to which such Option shall relate and such other terms and conditions as the Program Administrators, in their sole and absolute discretion, deem are not inconsistent with the terms of the SAR Plan, including conditions on the exercise of such SAR which relate to the employment of the Plan Participant or any requirement that the Plan Participant exchange a prior outstanding option and/or SAR.

     Section 4. PAYMENT AT EXERCISE. Upon the settlement of a SAR in accordance with the terms of the SAR Agreement, the Plan Participant shall (subject to the terms and conditions of the SAR Plan and SAR Agreement) receive a payment equal to the excess, if any, of the SAR Exercise Price (as defined below) for the number of shares of the SAR being exercised at that time over the SAR Grant Price (as defined below) for such shares. Such payment may be paid in cash or in shares of the Company's Common Stock or by a combination of the foregoing, at the time of exercise of the SAR, specified by the Program Administrators in the SAR Agreement. If any portion of the payment is paid in shares of the Company's Common Stock, such shares shall be valued for this purpose at the SAR Exercise Price on the date the SAR is exercised and any payment in shares which calls for a payment in a fractional share shall automatically be paid in cash based on such valuation. As used herein, "SAR EXERCISE DATE" shall mean the date on which the exercise of a SAR occurs under the SAR AGREEMENT, "SAR EXERCISE PRICE" shall mean the Fair Market Value of a share of Common Stock on a SAR Exercise Date and "SAR GRANT PRICE" shall mean the price which would have been the option exercise price for one share of Common Stock if the SAR had been granted as an option, or if the SAR was granted in tandem with an option, the option exercise price per share for the related option.

     Section 5. SPECIAL TERMS AND CONDITIONS. Each SAR Agreement which evidences the grant of a SAR shall incorporate such terms and conditions as the Program Administrators in their sole and absolute discretion deem are not inconsistent with the terms of the SAR Plan and the agreement for Incentive Option or Nonqualified Option, if any, granted in tandem with such SAR except that: (i) if a SAR is granted in tandem with an Incentive Option or Nonqualified Option, the SAR shall be exercisable only when the related Incentive Option or Nonqualified Option is exercisable; and (ii) the Plan Participant's right to exercise a SAR granted in tandem with an Incentive Option or Nonqualified Option shall be forfeited to the extent that the Plan Participant exercises the related Incentive Option or Nonqualified Option and the Plan Participant's right to exercise the Incentive Option or Nonqualified Option shall be forfeited to the extent the Plan Participant exercises the related SAR, but any such forfeiture shall not count as a forfeiture for purposes of making the shares subject to such option or SAR again available for use under the General Provisions of the Plan.

     Section 6. COMPLIANCE WITH SECURITIES LAWS. SARs shall not be granted and shares shall not be issued with respect to any SAR granted under the SAR Plan unless the grant of that SAR or the exercise of that SAR and the issuance and delivery of the shares pursuant thereto shall comply with all applicable provisions of foreign, state and federal law, including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require a Plan Participant to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that any securities are being acquired only for investment purposes and without any present intention to sell or distribute the securities in violation of any state or federal law, rule, or regulation. Further, each Plan Participant shall consent to the imposition of a legend on securities and the imposition of stop-transfer instructions restricting their transferability as required by law or by this Section 6.

     Section 7. CONTINUED EMPLOYMENT OR SERVICE. Each Plan Participant, if requested by the Program Administrators, must agree in writing as a condition of receiving his or her SAR or any shares as a result thereof, to remain in the employment of, or service to, the Company or any of its subsidiaries following the date of the granting of that SAR or the issuance of such shares for a period specified by the Program Administrators. Nothing in this SAR Plan or in any SAR Agreement shall confer upon any Plan Participant any right to continued employment by, or service to, the Company or any of its subsidiaries, or limit in any way the right of the Company or any subsidiary at any time to terminate or alter the terms of that employment or service arrangement.

     Section 8. SAR RIGHTS UPON TERMINATION OF EMPLOYMENT OR SERVICE. If a Plan Participant under this SAR Plan ceases to be employed by, or provide services to, the Company or any of its subsidiaries for any reason other than death or disability, his or her SAR shall terminate thirty (30) days after the date of termination of employment (unless sooner terminated in accordance with its terms); PROVIDED, HOWEVER, that in the event employment is terminated for cause as defined by applicable law, his or her option shall terminate immediately, PROVIDED, FURTHER, HOWEVER, that the Program Administrators may, in their sole and absolute discretion, allow the SAR to be exercised, to the extent exercisable on the date of termination of employment or service, at any time within ninety (90) days after the date of termination of employment or service, unless either the SAR Agreement or this SAR Plan otherwise provides for earlier termination.

     Section 9. RIGHTS UPON DISABILITY. If a Plan Participant under this SAR Plan becomes disabled within the meaning of Code Section 422(e)(3) while employed by or providing service to the Company or any subsidiary, his or her SAR shall terminate six months after the date of termination of employment or service, due to disability (unless sooner terminated in accordance with its terms); PROVIDED, HOWEVER, that the Program Administrators may, in their sole and absolute discretion, allow the SAR to be exercised (to the extent exercisable on the date of termination of employment or service) at any time within one year after the date of termination of employment or service due to disability, unless either the SAR Agreement or the SAR Plan otherwise provides for earlier termination.

     Section 10. RIGHTS UPON DEATH. Except as otherwise limited by the Program Administrators at the time of the grant of a SAR, if an a Plan Participant under the SAR Plan dies while employed by, or providing services to, the Company or any of its subsidiaries, his or her SAR shall expire six months after the date of death (unless sooner terminated in accordance with its terms); PROVIDED, HOWEVER, that the Program Administrators may, in their sole and absolute discretion, allow the SAR to be exercised (to the extent exercisable on the date of death) at any time within one year after the date of death, unless the SAR Agreement or the SAR Plan otherwise provides for earlier termination. During this one-year or shorter period, the SAR may be exercised, to the extent that it remains unexercised on the date of death, by the person or persons to whom the a Plan Participant's rights under the SAR shall pass by will or by the laws of descent and distribution, but only to the extent that the Plan Participant is entitled to exercise the SAR at the date of death.

                                    PART VII

                          HOLIDAY RV SUPERSTORES, INC.
                             OTHER STOCK RIGHTS PLAN

     Section 1. TERMS AND CONDITIONS. The purpose of the Holiday RV Superstores, Inc. Other Stock Rights Plan (the "STOCK RIGHTS PLAN") is to promote the growth and general prosperity of the Company by permitting the Company to grant restricted shares to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries to provide individuals with an additional incentive to the success of the Company. The terms and conditions of Performance Shares, Stock Payments or Dividend Equivalent Rights granted under the Stock Rights Plan may differ from one another as the Program Administrators shall, in their discretion, determine in each stock rights agreement (the "STOCK RIGHTS AGREEMENT"). Unless any provision herein indicates to the contrary, this Stock Rights Plan shall be subject to the General Provisions of the Program, and terms used but not defined in this Stock Rights Plan shall have the meanings, if any, ascribed thereto in the General Provisions of the Program.

     Section 2. DURATION. Each Performance Share, Stock Payment or Dividend Equivalent Right and all rights thereunder granted pursuant to the terms of the Stock Rights Plan shall expire on the date determined by the Program Administrators as evidenced by the Stock Rights Agreement, but in no event shall any Performance Shares or Dividend Equivalent Rights expire later than ten (10) years from the date on which the Performance Shares or Dividend Equivalent Rights are granted. In addition, each Performance Share, Stock Payment or Dividend Equivalent Right shall be subject to early termination as provided in the Stock Rights Plan.

     Section 3. GRANT. Subject to the terms and conditions of the Stock Rights Agreement, the Program Administrators may grant Performance Shares, Stock Payments or Dividend Equivalent Rights as provided under the Stock Rights Plan. Each grant of Performance Shares, Dividend Equivalent Rights or Stock Payments shall be evidenced by a Stock Rights Agreement, which shall state the terms and conditions of each as the Program Administrators, in their sole and absolute discretion, deem are not inconsistent with the terms of the Stock Rights Plan.

     Section 4. PERFORMANCE SHARES. Performance Shares shall become payable to a Plan Participant based upon the achievement of specified Performance Objectives and upon such other terms and conditions as the Program Administrators may determine and specify in the Stock Rights Agreement evidencing such Performance Shares. Each grant shall satisfy the conditions for performance-based awards hereunder and under the General Provisions of the Program. A grant may provide for the forfeiture of Performance Shares in the event of termination of employment or other events, subject to exceptions for death, disability, retirement or other events, all as the Program Administrators may determine and specify in the Stock Rights Agreement for such grant. Payment may be made for the Performance Shares at such time and in such form as the Program Administrators shall determine and specify in the Stock Rights Agreement and payment for any Performance Shares may be made in full in cash or by certified cashier's check payable to the order of the Company or, if permitted by the Program Administrators, by shares of the Company's Common Stock or by the surrender of all or part of an award, or in other property, rights or credits deemed acceptable by the Program Administrators or, if permitted by the Program Administrators, by a combination of the foregoing. If any portion of the purchase price is paid in shares of the Company's Common Stock, those shares shall be tendered at their then Fair Market Value. Payment in shares of Common Stock includes the automatic application of shares of Common Stock received upon the exercise or settlement of Performance Shares or other option or award to satisfy the exercise or settlement price.

                                     VII-1

     Section 5. STOCK PAYMENTS. The Program Administrators may grant Stock Payments to a person eligible to receive the same as a bonus or additional compensation or in lieu of the obligation of the Company or a subsidiary to pay cash compensation under other compensatory arrangements, with or without the election of the eligible person, provided that the Plan Participant will be required to pay an amount equal to the aggregate par value of any newly issued Stock Payments. A Plan Participant shall have all the voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Plan Participant as a Stock Payment upon the Plan Participant becoming holder of record of such shares of Common Stock; PROVIDED, HOWEVER, the Program Administrators may impose such restrictions on the assignment or transfer of such shares of Common Stock as they deem appropriate and as are evidenced in the Stock Rights Agreement for such Stock Payment.

     Section 6. DIVIDEND EQUIVALENT RIGHTS. The Program Administrators may grant Dividend Equivalent Rights in tandem with the grant of Incentive Options or Nonqualified Options, SARs, Restricted Shares or Performance Shares that otherwise do not provide for the payment of dividends on the shares of Common Stock subject to such awards for the period of time to which such Dividend Equivalent Rights apply, or may grant Dividend Equivalent Rights that are independent of any other such award. A Dividend Equivalent Right granted in tandem with another award may be evidenced by the agreement for such other award; otherwise, a Dividend Equivalent Right shall be evidenced by a separate Stock Rights Agreement. Payment may be made by the Company in cash or by shares of the Company's Common Stock or by a combination of the foregoing, may be immediate or deferred and may be subject to such employment, performance objectives or other conditions as the Program Administrators may determine and specify in the Stock Rights Agreement for such Dividend Equivalent Rights. The total payment attributable to a share of Common Stock subject to a Dividend Equivalent Right shall not exceed one hundred percent (100%) of the equivalent dividends payable with respect to an outstanding share of Common Stock during the term of such Dividend Equivalent Right, taking into account any assumed investment (including assumed reinvestment in shares of Common Stock) or interest earnings on the equivalent dividends as determined under the Stock Rights Agreement in the case of a deferred payment, provided that such percentage may increase to a maximum of two hundred percent (200%) if a Dividend Equivalent Right is subject to a Performance Objective.

     Section 7. COMPLIANCE WITH SECURITIES LAWS. Securities shall not be issued with respect to any award under the Stock Rights Plan, unless the issuance and delivery of the securities pursuant thereto shall comply with all applicable provisions of foreign, state and federal law, including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the securities may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require a Plan Participant to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the securities are being acquired only for investment purposes and without any present intention to sell or distribute the securities in violation of any state or federal law, rule, or regulation. Further, each Plan Participant shall consent to the imposition of a legend on the securities subject to his or her award and the imposition of stop-transfer instructions restricting their transferability as required by law or by this
Section 7.

     Section 8. CONTINUED EMPLOYMENT OR SERVICE. Each Plan Participant, if requested by the Program Administrators, must agree in writing as a condition of receiving his or her award, to remain in the employment of, or service to, the Company or any of its subsidiaries following the date of the granting of that award for a period specified by the Program Administrators. Nothing in this Stock Rights Plan in any award granted hereunder shall confer upon any Plan Participant any right to continued employment by, or service to, the Company or any of its subsidiaries, or limit in any way the right of the

                                     VII-2

Company or any subsidiary at any time to terminate or alter the terms of that employment or service arrangement.

     Section 9. RIGHTS UPON TERMINATION OF EMPLOYMENT OR SERVICE. If a Plan Participant under this Stock Rights Plan ceases to be employed by, or provide service to, the Company or any of its subsidiaries for any reason his or her award shall immediately terminate.

                                     VII-3

                                    P R O X Y

                      HOLIDAY RV SUPERSTORES, INCORPORATED

             THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS
                      FOR A SPECIAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON FRIDAY, JANUARY 7, 2000

         The undersigned shareholder appoints Michael S. Riley and W. Hardee McAlhaney, or either of them, as proxy with full power of substitution, to vote the shares of voting securities of Holiday RV Superstores, Incorporated (the "Company") which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at 7851 Greenbriar Parkway, Orlando, Florida, 32819, on Friday, January 7, 2000, at 10:00 a.m., local time, and at any adjournments thereof, upon matters properly coming before the meeting, as set forth in the Notice of Special Meeting and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, such proxy is instructed to vote as follows:

         THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSALS INDICATED ON THIS CARD AND AS SUCH PROXIES DEEM ADVISABLE WITH DISCRETIONARY AUTHORITY ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR ADJOURNMENTS THEREOF. NOTE THAT IF ANY OF PROPOSALS 1-7 ARE NOT APPROVED, THEN NONE OF THOSE PROPOSALS WILL BE ENACTED.

         (1) To approve a change in Holiday's state of incorporation from Florida to Delaware by means of a merger of Holiday with and into a wholly-owned subsidiary.

         [ ]  FOR          [ ]  AGAINST              [ ]  ABSTAIN

         (2) To provide in Holiday's Certificate of Incorporation to be filed in Delaware in connection with the reincorporation for the number of authorized shares of capital stock of Holiday, $.01 par value, to be increased from 10,000,000 to 25,000,000.

          [ ]  FOR         [ ]  AGAINST              [ ]  ABSTAIN

         (3) To provide in Holiday's Certificate of Incorporation to be filed in Delaware in connection with the reincorporation for the authorization of the issuance of up to 2,000,000 shares of preferred stock, par value $.01 per share.

         [ ]  FOR          [ ]  AGAINST              [ ]  ABSTAIN

         (4) To adopt bylaws in connection with the reincorporation.

         [ ]  FOR          [ ]  AGAINST              [ ]  ABSTAIN

         (5) To provide in Holiday's Certificate of Incorporation to be filed in Delaware in connection with the reincorporation and bylaws to be adopted in connection with the reincorporation for a classified board of directors and for advance notice of shareholder proposals and nominations for the election of directors.

         [ ]  FOR          [ ]  AGAINST              [ ]  ABSTAIN

        (6) To approve the Holiday RV Superstores, Inc. 1999 Stock Compensation Program.

         [ ]  FOR          [ ]  AGAINST              [ ]  ABSTAIN

        (7) To approve grants of stock options to Holiday's directors who served as directors in and prior to May 1999.

         [ ]  FOR          [ ]  AGAINST              [ ]  ABSTAIN

DATED:____________________          ____________________________________

                                    Signature

                                    ____________________________________
                                    Signature (if held jointly)

                                    ____________________________________
                                    Print Name(s)

                                    (Please sign exactly as your name appears
                                     hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are jointly held, each holder must sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.)

         PLEASE CHECK THE BOXES ABOVE, SIGN, DATE AND RETURN THIS PROXY TO AMERICAN STOCK TRANSFER CO., ATTN: PROXY SERVICES, IN THE SELF-ADDRESSED ENVELOPE PROVIDED.